UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12
CAI INTERNATIONAL, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):

☒	No fee required
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	1.	Title of each class of securities to which transaction applies:

	2.	Aggregate number of securities to which transaction applies:

	3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

	4.	Proposed maximum aggregate value of transaction:

	5.	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1.	Amount Previously Paid:

	2.	Form, Schedule or Registration Statement No.:

	3.	Filing Party:

	4.	Date Filed:

CAI INTERNATIONAL, INC.

NOTICE OF 2019 ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of CAI International, Inc.:

The 2019 Annual Meeting of Stockholders (the “Annual Meeting”) of CAI International, Inc. will be held on Friday, June 7, 2019, at 10:00 a.m. Pacific Daylight Time, to be held at the offices of Perkins Coie LLP, located at 3150 Porter Drive, Palo Alto, California 94304.

Items of Business

1.	Election of three Class III directors nominated by the Board of Directors to serve until the 2022 Annual Meeting of Stockholders and until their successors are duly elected and qualified.
2.	Ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2019.
3.	An advisory vote to approve the compensation of our named executive officers.
4.	Approval of the CAI International, Inc. 2019 Incentive Plan.
5.	Approval of the CAI International, Inc. 2019 Employee Stock Purchase Plan.
6.	Consider any other business that may properly come before the meeting.

Record Date

Only stockholders of record at the close of business on April 15, 2019 are entitled to vote at the Annual Meeting or any postponement or adjournment of the Annual Meeting. As of that date, there were 18,085,559 shares of common stock outstanding. A list of stockholders of record will be maintained and open for examination by any of our stockholders, for any purpose relating to the Annual Meeting, during regular business hours at the address listed above for 10 days prior to the Annual Meeting.

Voting

As stockholders of our company, your vote is important. Whether or not you plan to attend the Annual Meeting in person, please vote your shares as instructed in the Notice of Internet Availability of Proxy Materials, over the Internet, or by telephone, as promptly as possible. You may also request a paper proxy card or voting instruction form, as applicable, which will include a reply envelope, to submit your vote by mail, as described in the Notice of Internet Availability of Proxy Materials. Stockholders of record who are present at the Annual Meeting may withdraw their proxy and vote in person if they so desire. On behalf of our Board of Directors, thank you for your participation in this important annual process.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2019 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 7, 2019. Our Proxy Statement and 2018 Annual Report are available at www.proxyvote.com.

By Order of the Board of Directors,

Victor M. Garcia
President and Chief Executive Officer

San Francisco, California
April 18, 2019

CAI INTERNATIONAL, INC.
Steuart Tower, 1 Market Plaza, Suite 900
San Francisco, CA 94105
(415) 788-0100

2019 ANNUAL MEETING OF STOCKHOLDERS

PROXY STATEMENT

GENERAL INFORMATION ABOUT THE PROXY MATERIALS AND VOTING AT
THE ANNUAL MEETING

Why am I receiving these materials?

The Board of Directors (the “Board”) of CAI International, Inc. (the “Company,” “CAI,” “we,” “us,” and “our”) is providing these proxy materials to you in connection with the solicitation of proxies for our 2019 Annual Meeting of Stockholders (the “Annual Meeting”), which will take place at 10:00 a.m. local time on Friday, June 7, 2019. The Annual Meeting will be held at the offices of Perkins Coie LLP located at 3150 Porter Drive, Palo Alto, California 94304. As a stockholder, you are invited to attend the Annual Meeting and are entitled to and request to vote on the items of business described in this proxy statement. Proxy materials will first be made available to stockholders on or about April 18, 2019.

Pursuant to rules adopted by the U.S. Securities and Exchange Commission (“SEC”), we have elected to provide access to our proxy materials via the Internet. Accordingly, we are sending a Notice of Internet Availability of Proxy Materials (the “Notice”) to our stockholders entitled to notice of, and to vote at, the Annual Meeting and at any postponement or adjournment thereof. Stockholders will have the ability to access the proxy materials at www.proxyvote.com or request to receive a printed set of the proxy materials by mail or an electronic set of materials by email. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Notice. In addition, stockholders may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis. We believe these rules allow us to provide our stockholders with the information they need, while lowering the cost of delivery and reducing the environmental impact of our Annual Meeting.

What information is contained in the proxy statement?

The information included in this proxy statement relates to the proposals to be voted on at the Annual Meeting, the voting process, our Board and Board committees, the compensation of our directors and executive officers during 2018, and certain other required information.

What items will be voted on at the Annual Meeting?

We are asking you to vote on the following matters in connection with the Annual Meeting:

1.	The election of three Class III directors nominated by the Board to serve until the 2022 Annual Meeting of Stockholders and until their successors are duly elected and qualified (Proposal No. 1);
2.	A proposal to ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019 (Proposal No. 2);
3.	An advisory vote to approve the compensation of our named executive officers (Proposal No. 3);
4.	A proposal to approve the CAI International, Inc. 2019 Incentive Plan (Proposal No. 4); and
5.	A proposal to approve the CAI International, Inc. 2019 Employee Stock Purchase Plan (Proposal No. 5).

| 2019 PROXY STATEMENT | 1

We will also consider any other business that may properly come before the Annual Meeting or any postponement or adjournment of the Annual Meeting.

What are our Board’s voting recommendations?

Our Board recommends that you vote your shares as follows:

•	“FOR” the Class III director nominees to the Board (Proposal No. 1);
•	“FOR” the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2019 (Proposal No. 2);
•	“FOR” the advisory vote to approve the compensation of our named executive officers (Proposal No. 3);
•	“FOR” the approval of the CAI International, Inc. 2019 Incentive Plan (Proposal No. 4); and
•	“FOR” the approval of the CAI International, Inc. 2019 Employee Stock Purchase Plan (Proposal No. 5).

Who is entitled to vote and how many votes do I have?

Each share of our common stock issued and outstanding as of the close of business on April 15, 2019 (the “Record Date”) is entitled to one vote on all items being voted upon at the Annual Meeting. You may vote all shares owned by you as of this time, including (i) shares held directly in your name as the stockholder of record, and (ii) shares held for you as the beneficial owner through a broker, trustee or other nominee, such as a bank or brokerage service. On the Record Date, there were 18,085,559 shares of our common stock issued and outstanding.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Most stockholders hold their shares through a broker, trust, bank or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Stockholder of Record. If your shares are registered directly in your name with our transfer agent, Computershare Trust Company N.A., you are considered the stockholder of record with respect to those shares, and the Notice was sent directly to you by us. You may authorize your proxy via the Internet by following the instructions provided in the Notice. If you request printed copies of the proxy materials by mail, you may also authorize your proxy by filling out the proxy card included with the materials or by calling the toll-free number found on the proxy card.

Beneficial Owner. If your shares are held in an account at a brokerage firm, bank, broker-dealer, trust or other similar organization, then you are the beneficial owner of shares held in “street name,” and the Notice was forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to instruct that organization on how to vote the shares held in your account. Those instructions are contained in a “vote instruction form.” If you request printed copies of the proxy materials by mail, you will receive a vote instruction form from your broker, bank, trust or other nominee. You should instruct your broker or other nominee how to vote your shares by following the voting instructions provided by your broker or other nominee.

Since a beneficial owner is not the stockholder of record, you may not vote your shares in person at the Annual Meeting unless you obtain a “legal proxy” from the broker, trustee, bank or other nominee that holds your shares, giving you the right to vote the shares at the Annual Meeting. Your broker, trustee, bank or other nominee has enclosed or provided voting instructions for you to use in directing the broker, trustee, bank or other nominee how to vote your shares.

How can I attend and vote my shares at the Annual Meeting?

You are entitled to attend the Annual Meeting only if you were a stockholder as of the close of business on the Record Date, or you hold a valid proxy for the Annual Meeting.

2 | 2019 PROXY STATEMENT |

Shares held in your name as the stockholder of record may be voted in person at the Annual Meeting. Shares held beneficially in street name may be voted in person only if you obtain a legal proxy from the broker, trustee, bank or other nominee that holds your shares giving you the right to vote the shares. Even if you plan to attend the Annual Meeting, we recommend that you also submit your proxy or voting instructions as described below so that your vote will be counted if you later decide not to attend the Annual Meeting.

How can I vote my shares without attending the Annual Meeting?

Vote by Internet. If you are a stockholder of record, you may vote your proxy over the Internet by following the instructions on the Notice or, if you requested printed copies of our proxy materials, by following the instructions on the printed proxy card you received. Most beneficial stockholders may vote by accessing the website specified on the voting instructions forms provided by their brokers, trustees, banks or other nominees.

Vote by Telephone. If you are a stockholder of record, you may vote your proxy by touch-tone telephone from within the U.S. by following the instructions on the Notice or, if you requested printed copies of the proxy materials, by following the instructions on the printed proxy card. Most beneficial stockholders may vote by accessing the website specified on the voting instructions forms provided by their brokers, trustees, banks or other nominees.

Vote by Mail. If you are a stockholder of record, you may vote your proxy by mail by requesting printed proxy cards and completing, signing and dating the printed proxy cards and mailing them in the postage-paid envelope that will accompany the printed proxy materials. Beneficial owners (“street name” holders) may vote by completing, signing and dating the voting instruction form provided and mailing it in the postage-paid envelopes accompanying the voting instruction forms.

Can I change or revoke my vote?

You may change or revoke your vote at any time prior to the vote at the Annual Meeting. If you are the stockholder of record, you may change or revoke your vote by (i) submitting a new proxy bearing a later date (which automatically revokes the earlier proxy), (ii) providing a written notice of revocation of your proxy to our Secretary prior to your shares being voted, or (iii) attending the Annual Meeting and voting in person. Attendance at the Annual Meeting alone will not cause your previously granted proxy to be revoked, unless you specifically so request. If you are the beneficial owner of shares held in a brokerage account, or that are held by another person on your behalf, you may change or revoke your vote by submitting new voting instructions to your broker, trustee, bank or other nominee as provided in the voting instruction card, or, if you have obtained a legal proxy from your broker or nominee giving you the right to vote your shares, by attending the Annual Meeting and voting in person.

Is my vote confidential?

Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within CAI or to third parties, except: (1) as necessary to meet applicable legal requirements, (2) to allow for the tabulation of votes and certification of the vote, and (3) to facilitate a successful proxy solicitation. Occasionally, stockholders provide written comments on their proxy cards, which are forwarded to our management.

How many shares must be present or represented to conduct business at the Annual Meeting?

Transaction of business at the Annual Meeting may occur only if a quorum is present. The quorum requirement for holding the Annual Meeting and transacting business is that holders of a majority of shares of our common stock entitled to vote must be present in person or represented by proxy at the Annual Meeting. Both abstentions and broker non-votes are counted for the purpose of determining the presence of a quorum.

How are votes counted?

In the election of directors (Proposal No. 1), you may vote “FOR” all of the nominees or your vote may be “WITHHELD” with respect to one or more of the nominees. For Proposal Nos. 2, 3, 4 and 5, you may vote “FOR,” “AGAINST” or “ABSTAIN.” If you “ABSTAIN,” the abstention has the same effect as a vote “AGAINST.”

| 2019 PROXY STATEMENT | 3

If you provide specific instructions in your proxy card or voting instruction card with regard to a certain item, your shares will be voted as you instruct on such items. If you are a stockholder of record and you sign and return your proxy card without giving specific instructions, your shares will be voted in accordance with the recommendations of the Board (“FOR” the Class III director nominees to the Board, “FOR” the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2019, “FOR” the advisory vote to approve the compensation of our named executive officers, “FOR” the approval of the CAI International, Inc. 2019 Incentive Plan, “FOR” the approval of the CAI International, Inc. 2019 Employee Stock Purchase Plan, and in the discretion of the proxy holders on any other matters that properly come before the Annual Meeting).

What is the voting requirement to approve each of the proposals?

For Proposal No. 1, the election of directors, members of the Board are elected by a plurality of the votes cast, provided that a majority of the outstanding shares of common stock are present or represented and entitled to vote at the Annual Meeting. The candidates who receive the greatest number of votes “FOR” will be elected directors. Cumulative voting is not permitted for the election of directors.

The approval of each of Proposal Nos. 2, 3, 4 and 5 requires the affirmative vote of a majority of the votes cast on the matter, in person or by proxy, at the Annual Meeting.

Abstentions are shares that abstain from voting on a particular matter. Under Delaware law, abstentions effectively count as being present for purposes of determining whether a quorum of shares is present at a meeting. Abstentions will have no effect on Proposal No. 1 since approval of director nominees by a percentage of the shares present or outstanding is not required. Abstentions will have the same effect as a vote “AGAINST” Proposal Nos. 2, 3, 4 and 5.

Under the rules of the New York Stock Exchange (“NYSE”), if your broker holds your shares in its name (also known as “street name”), and does not receive voting instructions from you, the broker is permitted to vote your shares only on “routine” matters. Proposal No. 2, the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019, is the only routine matter that a broker is permitted to vote on at the Annual Meeting. For Proposal Nos. 1, 3, 4 and 5, broker non-votes are generally not considered votes cast at the Annual Meeting and therefore will have no direct impact on such proposals. We urge you to give voting instructions to your broker on all voting items.

What happens if additional matters are presented at the Annual Meeting?

Other than the items of business described in this proxy statement, we are not aware of any other business to be acted upon at the Annual Meeting. If you grant a proxy, the persons named as proxy holders will have the discretion to vote your shares on any additional matters properly presented for a vote at the Annual Meeting. If for any reason one of our nominees is not available as a candidate for director, the persons named as proxy holders will vote your proxy for such other candidate as may be nominated by the Board, unless the Board chooses to reduce the number of directors serving on the Board.

What should I do if I want to receive more than one set of voting materials, and how may I obtain a separate set of voting materials?

Any stockholder, including both stockholders of record and beneficial holders who own their shares through a broker, trustee, bank or other nominee, who share an address with another holder of our common stock are only being sent one Notice or set of proxy materials, unless such holders have provided contrary instructions. We will deliver promptly upon request a separate copy of these materials to any holder at a shared address to which a single copy of the proxy materials was delivered. If you wish to receive a separate copy of these materials in the future or if you are receiving multiple copies and would like to receive a single copy, please contact us in writing at CAI International, Inc., Attn: Investor Relations, 1 Market Plaza, Steuart Tower, Suite 900, San Francisco, CA 94105, Fax: (415) 788-3430, or by telephone at (415) 788-0100.

Who will bear the cost of soliciting votes for the Annual Meeting?

We are making this solicitation and will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials and soliciting votes. In addition to soliciting proxies by mail, over the Internet and by telephone, our directors, officers and employees may solicit proxies on behalf of the Company without

4 | 2019 PROXY STATEMENT |

additional compensation. We may also engage a proxy solicitor for a reasonable fix fee, plus reasonable expenses for such services. Upon request, we will reimburse brokerage houses and other custodians, nominees and fiduciaries for forwarding proxy and solicitation materials to stockholders.

Where can I find the voting results of the Annual Meeting?

We intend to announce preliminary voting results at the Annual Meeting and publish final results in a Current Report on Form 8-K, which we will file with the SEC within four business days following the Annual Meeting.

What is the deadline to propose actions for consideration at next year’s Annual Meeting of Stockholders or to nominate individuals to serve as directors?

Stockholder Proposals: For a stockholder proposal to be considered for inclusion in our proxy statement for the 2020 Annual Meeting of Stockholders pursuant to SEC Rule 14a-8, the written proposal must have been received by our Secretary at our principal executive offices no later than December 20, 2019. If the date of the 2020 Annual Meeting of Stockholders is moved more than 30 days before or after June 7, 2020, the deadline for inclusion of proposals in our proxy statement is instead a reasonable time before we begin to print and mail our proxy materials. Such proposals must also comply with the provisions in our amended and restated bylaws (our “Bylaws”) regarding business to be brought before a stockholder meeting and SEC regulations regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Proposals should be addressed to CAI International, Inc., Attn: Secretary, 1 Market Plaza, Steuart Tower, Suite 900, San Francisco, CA 94105, Fax: (415) 788-3430.

For a stockholder proposal that is not intended to be included in our proxy statement as described above, stockholders are advised to review our Bylaws as they contain requirements with respect to advance notice of stockholder proposals. Stockholders must provide the information required by our Bylaws and give timely notice to our Secretary in accordance with our Bylaws, which, in general, require that the notice be received by our Secretary at the address above:

•	not earlier than the close of business on February 8, 2020; and
•	not later than the close of business on March 9, 2020.

However, in the event that the 2020 Annual Meeting of Stockholders is convened more than 30 days before or more than 60 days after June 7, 2020, notice by the stockholder to be timely must be delivered not earlier than the close of business on the 120th day prior to the 2020 Annual Meeting of Stockholders and not later than the close of business on the later of the 90th day prior to 2020 Annual Meeting of Stockholders or the 10th day following the day on which public announcement of the date of the 2020 Annual Meeting of Stockholders is first made.

Nomination of Director Candidates: You may propose director candidates for consideration by the Nominating and Corporate Governance Committee. Any such recommendations should include the nominee’s name and qualifications for Board membership and should be directed to the Chair of our Nominating and Corporate Governance Committee by fax or mail addressed to CAI International, Inc., Attn: Chair of the Nominating and Corporate Governance Committee, 1 Market Plaza, Steuart Tower, Suite 900, San Francisco, CA 94105, Fax: (415) 788-3430.

| 2019 PROXY STATEMENT | 5

In addition, our Bylaws permit stockholders to nominate directors for election at an annual meeting of stockholders. To nominate a director, the stockholder must deliver timely notice to our Secretary in accordance with our Bylaws, which require that the notice be received by our Secretary within the time period described above under “Stockholder Proposals.” Pursuant to our Bylaws, the notice must include, among other things, the information that would be required in a proxy statement or other filings required to be made in connection with soliciting proxies for the election of that nominee in a contested election pursuant to Section 14 of the Securities Exchange Act of 1934 (the “Exchange Act”) and the rules and regulations promulgated thereunder, disclosure of specified compensatory and other material relationships between the stockholder proponent and its affiliates, on the one hand, and the director nominees and their affiliates, on the other hand, disclosure of all ownership interests in the Company held by the stockholder proponent, including, among other things, all ownership interests, hedges, economic incentives and rights to vote any shares of any security of the Company, in light of increased use by investors of derivative instruments that are not reflected in an investor’s beneficial ownership of the Company’s securities, and a completed director questionnaire provided by each nominee for election or reelection to the Board. The notice should be addressed to our Secretary as follows: CAI International, Inc., Attn: Secretary, 1 Market Plaza, Steuart Tower, Suite 900, San Francisco, CA 94105, Fax: (415) 788-3430.

Copy of Bylaw Provisions: If you wish to make a proposal or nominate a director, you are advised to review our Bylaws regarding the requirements that must be satisfied in order for a stockholder proposal or director nomination to be considered at an Annual Meeting. You may contact our Secretary as indicated above for a copy of the relevant bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates.

How may I communicate with the Board or the independent directors of the Board?

Any stockholder or other interested party may contact the Board, including the Chairman of the Board, any non-employee director or the non-employee directors as a group, or any individual director or directors, by writing, directing the communication by mail or fax addressed to CAI International, Inc., Attn: Chairman of the Board of Directors, 1 Market Plaza, Steuart Tower, Suite 900, San Francisco, CA 94105, Fax: (415) 788-3430. All communications are relayed to the board member(s) to whom such communications are directed.

6 | 2019 PROXY STATEMENT |

PROPOSAL NO. 1 – ELECTION OF DIRECTORS

Our Board currently consists of seven directors, divided into three classes as follows:

•	Class I Directors: Gary M. Sawka and Victor M. Garcia, whose current terms will expire at the 2020 Annual Meeting of Stockholders;
•	Class II Directors: Kathryn G. Jackson and Andrew S. Ogawa, whose current terms will expire at the 2021 Annual Meeting of Stockholders; and
•	Class III Directors: Masaaki (John) Nishibori, David G. Remington and John H. Williford, whose current terms will expire at this Annual Meeting.

During 2018, the Board added three new directors in order to replace the seats vacated by the unfortunate passing of William Liebeck and our founder, Hiromitsu Ogawa, in 2017, and to account for the announced retirement of Marvin Dennis in 2018. In February 2018, the Board appointed Kathryn G. Jackson to serve as a Class II director, and she was also appointed to serve on the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee. In April 2018, Andrew S. Ogawa was appointed as a Class II director and John H. Williford was appointed as a Class III director. At that time, Mr. Ogawa was also appointed to the Nominating and Corporate Governance Committee, while Mr. Williford was appointed to serve on the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee.

Masaaki (John) Nishibori, David G. Remington and John H. Williford have been nominated for election as Class III directors at the Annual Meeting, to serve until the 2022 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified, or until the death, resignation or removal of such director.

Proxies will be voted in favor of Messrs. Nishibori, Remington and Williford unless the stockholder indicates otherwise on the proxy. Messrs. Nishibori, Remington and Williford have each consented to being named as nominees in this proxy statement and have agreed to serve if elected. The Board expects that each of the nominees will be able to serve, but if either nominee becomes unable to serve at the time the election occurs, proxies will be voted for another nominee designated by the Board unless the Board chooses to reduce the number of directors serving on the Board.

There are no arrangements or understandings between any director or executive officer and any other person pursuant to which he is or was to be selected as a director or officer of CAI. There are no family relationships among our executive officers and directors.

Below sets forth information concerning each member of our Board:

Class III Directors Standing for Re-Election

Masaaki (John) Nishibori	Director since 1993

Mr. Nishibori, age 74, previously served as our President and Chief Executive Officer from November 2006 to May 2011. In addition, Mr. Nishibori was our Senior Vice President and Chief Financial Officer from 1993 to November 2006. Mr. Nishibori is a retired senior executive in the financial services industry. From 1973 to 1993, Mr. Nishibori was a commercial banker for The First National Bank of Boston. From 1970 to 1973, Mr. Nishibori was a management consultant at Arthur D. Little, Inc., an international management consulting firm in Cambridge, Massachusetts. Mr. Nishibori is a graduate of Hitotsubashi University and holds an M.B.A. from Columbia University.

In addition to his institutional knowledge from his long tenure of service to the Company and his position as a former executive leader of our Company, Mr. Nishibori’s significant financial expertise, including extensive experience with capital markets and commercial financing transactions, and his historical knowledge of our operations is valuable to the Board.

| 2019 PROXY STATEMENT | 7

David G. Remington	Director since 2010

Mr. Remington, age 77, has served as Chairman of the Board since January 2018. Mr. Remington is a retired senior financial executive with 40 years of experience in corporate finance, investment and commercial banking, equipment leasing, and asset-based financing. He retired as Senior Vice President of Itron, Inc., a technology and services company dedicated to the resourceful use of energy and water in December 2004, and was its Chief Financial Officer from February 1996. After retiring, he was Acting Chief Financial Officer of Next IT, Inc., a private software company, from September 2014 to September 2016, during which time he was a board member of that firm. Prior to his service with Itron, Inc., Mr. Remington served as a Managing Director, Investment Banking, for Dean Witter Reynolds, Inc., a stock brokerage and securities firm, and as President of Steiner Financial Corporation, an equipment leasing company. Previously, he held positions in commercial banking and financial services. He holds a B.S. in electrical engineering from the University of California at Berkeley and a M.B.A. from Harvard Business School.

Mr. Remington’s extensive financial experience with nearly 40 years of work in corporate finance, investment and commercial banking is valuable to the Board, particularly with respect to financial and accounting issues.

John H. Williford	Director since 2018

Mr. Williford, age 62, formally served as the President, Global Supply Chain Solutions of Ryder System, Inc., an industry leader in truck rental, fleet management and supply chain solutions, from June 2008 through April 2015. He is also the founder of Golden Gate Logistics, LLC, a company involved in the acquisition and consolidation of logistics services providers in North America and Asia, and served as its President and CEO from 2006 to 2008. Prior to forming Golden Gate Logistics, Mr. Williford founded Menlo Logistics, a logistics services provider, where he served as President and Chief Executive Officer from 1992 through 2001. Mr. Williford also served as President and Chief Executive Officer of Menlo Worldwide from 2001 to 2005, a group which included Menlo Logistics and Menlo Forwarding (formerly Emory Worldwide), a global air and ocean freight forwarder. Mr. Williford earned a bachelor’s degree from Hamilton College and an M.B.A. from the University of California at Berkeley. He has previously served on the Board of Advisors for the Haas Business School at UC Berkeley, the Board of Directors for the National Association of Manufacturers, and on the Transportation Advisory Board for the National Defense Transportation Association.

Mr. Williford brings extensive management and consulting experience in the logistics industry, which we believe brings valuable financial, operational, governance and strategic expertise to the Board.

Continuing Class I Directors

Gary M. Sawka	Director since 2011

Mr. Sawka, age 72, previously served as our Interim Chief Financial Officer and Interim Senior Vice President, Finance, from September 2010 to June 2011. Since May 2014, Mr. Sawka has served on the Board of Directors of Digital Solid State Propulsion, Inc., a venture-backed manufacturer of smart energetic materials for the space, defense, and pyrotechnics industries. Prior to September 2010, he served as a member of our Board beginning in May 2007. From September 2008 to October 2010, he served as Senior Vice President, Finance and Chief Financial Officer of Questcor Pharmaceuticals, Inc., a specialty pharmaceuticals company. From October 2010 to December 2010, he was employed with Questcor Pharmaceuticals, Inc. on a part time basis as Special Projects, Finance. From February 2007 to April 2008, he served as Chief Financial Officer for Tripath Technology, Inc., a former Nasdaq-listed semiconductor company, during its Chapter 11 reorganization and its reverse merger. From August 2006 to February 2007, he served as a consulting Chief Financial Officer to Tripath Technology, Inc. From 2002 to 2006, Mr. Sawka worked as a financial consultant for several Nasdaq-listed companies. From 2000 to 2001, he served as Executive Vice President and Chief Financial Officer of ePlanning Securities, a national, representative-owned, independent FINRA Broker/Dealer. During the period from 1984 to 2002, Mr. Sawka

8 | 2019 PROXY STATEMENT |

served as Vice President and Chief Financial Officer of Tvia, Inc., a semiconductor company, PrimeSource Corporation, an international container leasing company specializing in high service leases, and Itel Containers International Corporation, at the time, the world’s largest international container leasing company. Mr. Sawka has an M.B.A. from Harvard University Graduate School of Business Administration and a B.S. in Accounting from the University of Southern California.

Mr. Sawka brings extensive management and consulting experience with public companies, along with his substantial experience with our operations, which we believe brings valuable financial, operational, governance and strategic expertise to the Board.

Victor M. Garcia	Director since 2011

Mr. Garcia, age 51, has served as our President and Chief Executive Officer since June 2011. From September 2010 to June 2011, he also served as our Senior Vice President and Chief Operating Officer. In addition, Mr. Garcia previously served as our Senior Vice President and Chief Financial Officer from November 2006 through September 2010. From July 1990 to October 2006, he was employed by Banc of America Securities, the investment banking subsidiary of Bank of America, where he was a Managing Director and senior banker in the Transportation Group within the Global Corporate and Investment Bank group. Mr. Garcia holds a B.S. from Babson College.

Mr. Garcia has been selected as a director because as our President and Chief Executive Officer he brings a unique insight on the management of the Company to the Board, and with his financial expertise gained in the banking industry along with his experience as our former Chief Financial Officer and Chief Operating Officer, he also brings knowledge of the financial and operational facets of the Company to the Board.

Continuing Class II Directors

Kathryn G. Jackson	Director since 2018

Ms. Jackson, age 63, previously served as Chief Executive Officer of the Second Harvest Food Bank of Santa Clara and San Mateo Counties from 2009 until mid-2017. From 2003 to 2004, Ms. Jackson held the role of Managing Director for Bank of America Leasing & Capital, LLC, which provides leasing and equipment financial solutions to small businesses, mid-market companies, and large corporations. From 1995 to 2002, she held leadership roles as a Senior Vice President (1995 to 1998) and Executive Vice President (1998 to 2002), managing four of the six business lines for GATX Capital Corporation, a subsidiary of GATX Corporation, a global leader in railcar leasing. Ms. Jackson was a Managing Director from 1987 to 1994 of D’Accord Incorporated, a rail and aircraft advisory firm, and served as D’Accord’s interim President from 1991 to 1992. She is a Phi Beta Kappa graduate of Stanford University and holds an M.B.A. from the Kellogg Graduate School of Management at Northwestern University.

Ms. Jackson brings nearly 10 years of Chief Executive Officer experience to the Board, as well as more than two decades of relevant financial services experience including significant roles as a senior executive with a variety of equipment leasing and finance companies.

| 2019 PROXY STATEMENT | 9

Andrew S. Ogawa	Director since 2018

Mr. Ogawa, age 46, co-founded and is a Managing Partner in Quest Venture Partners, an investment management company focused on early stage investments in the technology industry. Prior to founding Quest Venture Partners in 2008, Mr. Ogawa was a Manager for Daimler AG, an international automotive company, involved in various capacities related to corporate strategy and procurement from 1999 to 2009. He holds dual B.A.s in Economics and East Asian Studies from the University of California at Santa Barbara, as well as an M.B.A. in International Management from Thunderbird, American Graduate School of International Management. He currently serves as a member of the Board of Directors for Car IQ Inc. and GameOn Inc.

Mr. Ogawa’s expertise in evaluating investment opportunities, international business development, transportation and procurement operations provide valuable insights to the Board.

THE BOARD UNANIMOUSLY RECOMMENDS
A VOTE FOR THE ELECTION OF THE CLASS III DIRECTOR NOMINEES TO THE BOARD.

10 | 2019 PROXY STATEMENT |

CORPORATE GOVERNANCE PRINCIPLES AND BOARD MATTERS

We are committed to sound corporate governance principles. Such principles are essential to running our business efficiently and to maintaining our integrity in the marketplace. The Board has formalized several policies, procedures and standards of corporate governance, including our CAI International, Inc. Corporate Governance Guidelines (the “Corporate Governance Guidelines”), some of which are described below. We continue to monitor best practices and legal and regulatory developments with a view to further revising our governance policies and procedures, as appropriate.

Corporate Governance Guidelines

The Board has in place the Corporate Governance Guidelines, which are designed to assure the continued vitality of the Board and excellence in the execution of its duties. Our Corporate Governance Guidelines establish the practices and procedures of the Board with respect to board composition and member selection, board meetings and involvement of management, board committees and director orientation and education. Our Nominating and Corporate Governance Committee periodically reviews our Corporate Governance Guidelines and provides recommendations to the Board for revisions and updates as necessary to reflect improved corporate governance practices and changes in regulatory requirements. A copy of our Corporate Governance Guidelines is available in the “Documents & Charters” portion of the Investors section of our website at www.capps.com.

Code of Business Conduct and Ethics

We have adopted a Code of Business Conduct and Ethics that applies to all of our directors, officers, employees, contractors, consultants, service providers and employees, including our principal executive officer, principal financial officer, principal legal officer, principal accounting officer and controller. A copy of our Code of Business Conduct and Ethics is available in the “Documents & Charters” portion of the Investors section of our website at www.capps.com. We intend to disclose any changes in or waivers from the Code of Business Conduct and Ethics that are required to be disclosed by posting such information on our website. A copy of our Corporate Governance Guidelines and Code of Business Conduct and Ethics will be provided to any stockholder who requests it from us in writing at CAI International, Inc., Attn: Investor Relations, Steuart Tower, 1 Market Plaza, Suite 900, San Francisco, CA 94105, or by telephone at (415) 788-0100.

Board Independence

The Board has reviewed the relationships between CAI and each of its directors. The Board has determined that none of our current directors, except Victor M. Garcia, our President and Chief Executive Officer, has a material relationship with us (either directly, through a family member or as a partner, officer or stockholder of any organization that has a relationship with us), and each director, other than Mr. Garcia, is independent within the meaning of our director independence standards, which reflect exactly the NYSE director independence standards and listing requirements. Our independence standards are available in the “Documents & Charters” portion of the Investors section of our website at www.capps.com and a copy of such standards will be provided to any stockholder upon request to us in writing at CAI International, Inc., Attn: Investor Relations, Steuart Tower, 1 Market Plaza, Suite 900, San Francisco, CA 94105, or by telephone at (415) 788-0100.

Board Leadership Structure

We do not have a policy regarding separation of the roles of Chief Executive Officer and Chairperson of the Board. The Board believes it is in our best interests to make that determination based on current circumstances. Mr. Remington currently serves as the Chairman of the Board and Mr. Garcia serves as our President and Chief Executive Officer and as a director. We believe that having a separate Chairman and Chief Executive Officer is appropriate and in our best interests at this time given the current characteristics of our management. Mr. Remington has been a director since 2010 and is intimately familiar with our business and industry, and highly capable of effectively identifying strategic priorities, overseeing risk management, leading Board discussions and defining various key strategic objectives. Mr. Garcia, as our President and Chief Executive Officer, is the individual selected by the Board to manage us on a day-to-day basis, and his direct involvement in our operations allows him to provide valuable insights with respect to strategic planning and the operational requirements to meet our short- and long-term objectives. Our independent directors also bring experience, oversight and expertise from outside the Company and industry.

| 2019 PROXY STATEMENT | 11

Management Succession Planning

Our Nominating and Corporate Governance Committee regularly reviews the Company’s executive management succession plan and discusses the results of such review with the Board to help ensure business continuity in the event a key executive departs from the Company. This evaluation includes a thorough discussion on the Company’s senior leadership structure and focuses on key positions held by our executives, as well as the skills and competencies possessed by potential Chief Executive Officer successors. These discussions include the available talent pipeline, and individuals identified as potential future leaders are given exposure to the Board through formal presentations and informal meetings or events. The Board reviews management strengths and development plans to prepare management for more senior leadership roles. The Board is regularly updated on key talent indicators for the overall workforce, and diversity, recruiting and development programs.

Board Meetings and Executive Sessions

During 2018, the Board held 14 meetings. Each director attended at least 75% of all Board (held during the period for which he or she was a director) and applicable committee meetings on which such director served during his or her tenure as a director. Non-management directors met in executive session on a regular basis in 2018, generally at each regularly scheduled Board meeting. The Board expects to continue to conduct an executive session limited to non-employee directors at least annually and our non-employee directors may schedule additional executive sessions in their discretion.

Board Committees

Our Board has the authority to appoint committees to perform certain management and administrative functions. Our Board has the following three standing committees: (1) Audit, (2) Compensation, and (3) Nominating and Corporate Governance, each of which must be composed exclusively of independent directors. The membership and the function of each of the committees are described below, and each of the committees operates under a written charter adopted by the Board, each of which are available in the “Documents & Charters” portion of the Investors section of our website at www.capps.com. A copy of each charter will be provided to any stockholder who requests it from us it from us in writing at CAI International, Inc., Attn: Investor Relations, Steuart Tower, 1 Market Plaza, Suite 900, San Francisco, CA 94105, or by telephone at (415) 788-0100. Our Board may establish other committees from time to time to facilitate the management of our business and affairs.

The following table is a summary of our committee structure and members on each of our committees:

Name of Director	Audit	Compensation	Nominating and Corporate Governance
Kathryn Jackson
David G. Remington Chairman
Masaaki (John) Nishibori
Gary M. Sawka
John H. Williford
Andrew S. Ogawa
Victor M. Garcia

Audit Committee. The functions of the Audit Committee include oversight of the integrity of our financial statements, performance of our internal audit services function, our compliance with legal and regulatory requirements, the implementation and effectiveness of our disclosure controls and procedures, the evaluation of

12 | 2019 PROXY STATEMENT |

enterprise risk issues, the review of related person transactions, the annual independent audit of our financial statements, and the evaluation of the performance, qualifications and independence of our independent auditors. Our Audit Committee is directly responsible for the appointment, retention, compensation, evaluation, termination and oversight of the work of any independent auditor engaged for the purpose of issuing an audit report or related work, as well as pre-approving all audit and non-audit services. All of the directors currently serving on our Audit Committee, Ms. Jackson, Mr. Nishibori, Mr. Remington, Mr. Sawka and Mr. Williford, qualify as “independent,” as such term is defined in Section 10A(m) under the Exchange Act, Rule 10A-3 promulgated thereunder, and under NYSE listing requirements applicable to audit committees. Each of Ms. Jackson, Mr. Nishibori, Mr. Remington and Mr. Sawka has accounting or related financial management expertise as required by the NYSE’s listing requirements and qualifies as an “audit committee financial expert,” as defined in Item 407 of Regulation S-K, as promulgated by the SEC. During 2018, the Audit Committee held nine meetings.

Compensation Committee. The Compensation Committee has overall responsibility for evaluating and recommending to the Board for approval, our executive officer compensation, benefits, severance, equity-based or other compensation plans, policies and programs. The Compensation Committee also determines and recommends for approval, the compensation, benefits, severance, equity-based or other compensation plans, policies and programs for such other senior employees as the Compensation Committee may determine. The Compensation Committee is also responsible for producing a report for inclusion in our proxy statement. In addition, the Compensation Committee assists the Board in discharging its responsibility for the design and establishment of the Company’s compensation and benefits programs generally. All of the directors currently serving on our Compensation Committee, Ms. Jackson, Mr. Remington, Mr. Sawka and Mr. Williford, qualify as “independent,” as such term is defined under NYSE listing requirements applicable to compensation committees. During 2018, the Compensation Committee held 12 meetings.

The Compensation Committee may delegate any of its responsibilities to a subcommittee comprised of one or more members of the Compensation Committee. Additionally, the Compensation Committee has the sole authority and responsibility to engage and terminate any outside consultant to assist in evaluating and determining appropriate compensation levels for the Chief Executive Officer or other members of management and to approve the terms of any such engagement and the fees of any such consultant. In 2018, the Compensation Committee directly engaged a compensation consultant, Pearl Meyer & Partners, LLC (“Pearl Meyer”), to review our executive compensation policies and to assist the Compensation Committee in setting compensation for our executives with the target of aligning total compensation with the Company’s business strategies and goals so as to deliver maximum return on compensation investment. The Compensation Committee also consulted with Pearl Meyer in 2018 in connection with the Compensation Committee’s analysis and review of our director compensation program. The Compensation Committee reviewed its and our Company’s relationships with Pearl Meyer and has determined that Pearl Meyer is an independent advisor and there has been no conflict of interest in connection with services from Pearl Meyer.

Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee assists our Board in promoting our best interests and the best interests of our stockholders through the implementation of sound corporate governance principles and practices. In furtherance of this purpose, the Nominating and Corporate Governance Committee identifies individuals qualified to become directors and recommends to our Board the director nominees for the next annual meeting of stockholders. In addition, the Nominating and Corporate Governance Committee establishes procedures for, and evaluates any, director nominations made by stockholders. It also reviews the structure and composition of our Board committees and makes any recommendations the committee members may deem appropriate from time to time concerning any recommended changes in the composition of our Board and its committees. The Nominating and Corporate Governance Committee recommends to our Board the corporate governance guidelines and standards regarding the independence of outside directors applicable to us and reviews such guidelines and standards and the provisions of the Nominating and Corporate Governance Committee Charter to confirm that such guidelines, standards and charter remain consistent with sound corporate governance practices and with any legal or regulatory requirements of the NYSE. The Nominating and Corporate Governance Committee monitors our Board and our compliance with any commitments made to our regulators or otherwise regarding changes in corporate governance practices, and oversees the annual review of our Board’s, Board Committees’ and management’s performance. The Nominating and Corporate Governance Committee also periodically reviews succession planning for our Chairman of the Board, our Chief Executive Officer and other key management positions.

| 2019 PROXY STATEMENT | 13

All of the directors currently serving on our Nominating and Corporate Governance Committee, Ms. Jackson, Mr. Nishibori, Mr. Ogawa, Mr. Remington, Mr. Sawka and Mr. Williford, qualify as “independent,” as such term is defined under applicable NYSE listing requirements. During 2018, the Nominating and Corporate Governance Committee held four meetings.

Identification and Consideration of Nominees. The Nominating and Corporate Governance Committee utilizes a variety of methods for identifying nominees for director. Candidates may come to the attention of the Nominating and Corporate Governance Committee through current Board members, professional search firms, stockholders or other persons.

In evaluating candidates, including candidates nominated by stockholders, the Nominating and Corporate Governance Committee seeks to achieve a balance of strength of character, judgment, business experience, specific areas of expertise, factors relating to the composition of the Board (including its size and structure) and diversity on the Board. We do not have a separate policy regarding the consideration of diversity in identifying and evaluating director nominees, but the Nominating and Corporate Governance Committee strives to nominate directors with a variety of complementary skills and backgrounds so that, as a group, the Board will possess a broad perspective and the appropriate talent, skills and expertise to oversee our business. Directors are expected to attend all or substantially all Board meetings and meetings of the Board committees on which they serve. Directors are also expected to spend the necessary time to discharge their responsibilities and to ensure that other existing or future commitments do not materially interfere with their responsibilities as members of the Board.

Stockholder Nominees. The Nominating and Corporate Governance Committee will consider properly submitted stockholder nominations for candidates for membership on the Board in the same manner as other director nominees. Any stockholder nominations proposed for consideration by the Nominating and Corporate Governance Committee should include the nominee’s name and qualifications for Board membership and should be addressed to CAI International, Inc., Attn: Chair of the Nominating and Corporate Governance Committee, 1 Market Plaza, Steuart Tower, Suite 900, San Francisco, CA 94105, Fax: (415) 788-3430.

For a description of the process for nominating directors in accordance with our Bylaws, see “General Information about the Proxy Materials and Voting at the Annual Meeting—What is the deadline to propose actions for consideration at next year’s Annual Meeting of Stockholders or to nominate individuals to serve as directors?”

Board Oversight of Risk Management

One of the Board’s primary responsibilities under our Corporate Governance Guidelines is reviewing our strategic plans and objectives, including our principal risk exposures. The Board believes that overseeing how the executive team manages the various risks confronting the company is one of its most important areas of oversight. In carrying out this critical responsibility, the Board has designated the Audit Committee as also responsible for evaluating and discussing the Company’s major risk exposures with management (including any cybersecurity risks), the head of internal audit (or the internal audit service providers), and the independent auditors. While the Audit Committee has primary responsibility for overseeing enterprise risk management, each of the other Board committees also considers risk within its area of responsibility. For example, the Nominating and Corporate Governance Committee reviews risks related to legal and regulatory compliance as they relate to corporate governance structure and processes, and the Compensation Committee reviews risks related to compensation matters. The Board also addresses at least annually, the Company’s principal current and future risk exposures. The Board receives regular reports from its committees and members of senior management on areas of material risk to CAI, including operational, financial, legal and regulatory, and strategic and reputation risks.

With respect to risks related to compensation matters, the Compensation Committee, in establishing, reviewing and recommending our compensation plans and programs, considers, among other things, whether a plan or program encourages unnecessary or excessive risk taking and it has concluded that our current compensation plans and programs do not encourage such risk taking. The Compensation Committee believes that we have no compensation policies and programs that give rise to risks reasonably likely to have a material adverse effect on us.

14 | 2019 PROXY STATEMENT |

Attendance of Directors at the 2018 Annual Meeting of Stockholders

While we do not have a formal policy requiring our directors to attend stockholder meetings, directors are invited and encouraged to attend all meetings of stockholders. All of our directors attended the 2018 Annual Meeting of Stockholders.

Compensation Committee Interlocks and Insider Participation

None of the members of the Compensation Committee during 2018: (i) was, at any time during 2018, an officer or employee of CAI, (ii) was formerly an officer of CAI or (iii) had any relationship requiring disclosure by CAI under Item 404 of Regulation S-K. No executive officer of CAI during 2018 served as a member of the compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, or as a director of another entity, where one of the other entity’s executive officers served on the Compensation Committee of CAI or as a director of CAI.

| 2019 PROXY STATEMENT | 15

DIRECTOR COMPENSATION

The objectives of our director compensation program are to offer compensation that is competitive with the compensation paid by peer companies so that we may attract and retain qualified candidates for Board service. Our director compensation program was designed in consultation with the Compensation Committee’s independent compensation consultant, including an analysis of peer and market practice. The Compensation Committee regularly reviews the compensation paid to non-employee directors and recommends changes to the Board, as appropriate.

Consistent with the previous year, during 2018, our director compensation program consisted of the following:

Annual Board Service	Cash Retainer(1)	$60,000
	Restricted Stock Award(2)	$150,000
Board/Committee Chair Cash Retainer(1)	Chairman of the Board	$30,000
	Audit Committee	$20,000
	Compensation Committee	$15,000
	Nominating and Corporate Governance Committee	$15,000
Committee Member Cash Retainer(1)	Audit Committee	$8,000
	Compensation Committee	$8,000
	Nominating and Corporate Governance Committee	$8,000
(1)	All cash retainers are paid in arrears in quarterly installments.
(2)	The restricted stock awards vest one year from the grant date, subject to such non-employee director’s continued service as of the vesting date.

Directors who are employees of our company do not receive compensation for their service as directors. During 2018, Mr. Garcia did not receive any compensation for his service on the Board. Any director compensation is prorated to the date of commencement of service on the Board for new members of the Board.

The following table presents information regarding the compensation paid during 2018 to non-employee directors who served on the Board during 2018.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Total ($)
Marvin Dennis(2)	35,000	—	35,000
Kathryn G. Jackson(3)	78,083	187,319	265,402
Masaaki (John) Nishibori	76,000	149,992	225,992
Andrew S. Ogawa(4)	50,056	169,493	219,549
David G. Remington	118,355	191,617	309,972
Gary M. Sawka	96,833	149,992	246,825
John H. Williford(4)	65,917	169,493	235,410
(1)	These amounts reflect the aggregate grant date fair value for restricted stock awards and stock options computed in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718, excluding the effect of any estimated forfeitures. For information on the method and assumptions used to calculate the compensation costs, see Note 9 to our audited consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2018. As of December 31, 2018, the aggregate number of shares underlying outstanding restricted stock and option awards for each non-employee director was: Mr. Dennis—60,000 shares; Ms. Jackson—7,789 shares; Mr. Nishibori—6,216 shares; Mr. Ogawa—7,123 shares; Mr. Remington—56,861 shares; Mr. Sawka—96,216 shares; and Mr. Williford—7,123 shares.
(2)	Mr. Dennis announced his retirement from the Board on April 2, 2018, effective as of the 2018 Annual Meeting of Stockholders.
(3)	Ms. Jackson was appointed to the Board in February 2018.
(4)	Mr. Ogawa and Mr. Williford were appointed to the Board in April 2018.

Other Director Compensation. All directors are reimbursed for reasonable and necessary travel, communications, and other out-of-pocket business expenses incurred in connection with their attendance at meetings, while on corporate business or for continuing education related to their board service. In addition, we indemnify our directors for liability they may incur for serving in that capacity to the maximum extent permitted under Delaware law. We also advance expenses to our directors in connection with this indemnification.

16 | 2019 PROXY STATEMENT |

MANAGEMENT

The following table sets forth certain information regarding our current executive officers who are responsible for overseeing the management of our business, and three key employees as of April 18, 2019. For biographical information about Victor M. Garcia, who is also a member of our Board, see “Proposal No. 1—Election of Directors.”

Name	Age	Position
Executive Officers:
Victor M. Garcia	51	President, Chief Executive Officer and Director
Timothy B. Page	66	Chief Financial Officer
Daniel J. Hallahan	63	Senior Vice President, Global Marketing
Camille G. Cutino	60	Vice President, Operations and Human Resources
Key Employees:
Matthew Easton	46	Vice President, Information Technology
Steven J. Garcia	55	Vice President, Legal Affairs
David B. Morris	52	Vice President, Finance and Corporate Controller

Executive Officers

Timothy B. Page has served as our Chief Financial Officer since May 2011. From 2008 to 2011, Mr. Page was Chief Financial Officer of Port Logistics Group, Inc., a logistics services company. From 2004 until 2008, Mr. Page was the Chief Financial Officer of Quality Distribution, Inc., a Nasdaq-listed bulk chemical transportation company, with over 100 locations in the U.S., Mexico and Canada. From 2001 to 2004, Mr. Page was the Chief Financial Officer of Perry Ellis International, Inc., a Nasdaq-listed global apparel company. Mr. Page holds a B.S. in Psychology from the University of Wisconsin-Milwaukee and an M.B.A. from the University of Wisconsin-Milwaukee.

Daniel J. Hallahan has served as our Senior Vice President, Global Marketing since February 2010. Mr. Hallahan previously served as our Vice President, Marketing in Europe from July 1992 to February 2010. Prior to joining CAI, Mr. Hallahan served as Director of Marketing of Amphibious Container Leasing and Itel Containers International Corporation.

Camille G. Cutino has served as our Vice President, Operations and Human Resources since October 2011. She previously served as our Vice President, Operations from January 2000 through September 2011, and as our Director of Operations from July 1992 through December 1999. She consulted with our Company from May 1991 through June 1992. Prior to joining CAI, she was the director of operations at Itel Containers International, Inc., a lessor of cargo containers for use exclusively in international shipping, where she served from 1980 through 1991. She holds a B.S. from San Francisco State University.

Key Employees

Matthew Easton has served as our Vice President of Information Technology since August 2010. From 2000 through 2010, Mr. Easton served as our Information Technology Manager. Prior to joining CAI, Mr. Easton was an Analysis Manager for California major accounts at AT&T Inc. (formerly, SBC Communications Inc.), a telephone communications company. Mr. Easton holds a B.A. from the University of California at Berkeley.

Steven J. Garcia joined our company in January 2013 as our Vice President, Legal Affairs. Prior to joining us, Mr. Garcia served as Senior Regional Counsel for International Business Machines Corporation (“IBM”) from January 2000 to January 2013, where he managed the overall legal support of IBM’s sales and distribution operations for half of the United States. Previously, from 1991 to 1998, Mr. Garcia served as corporate counsel for Chevron Corporation, a petroleum and chemicals company. In addition, Mr. Garcia’s previous experience includes service as a litigator in private legal practice for a major U.S. law firm. Mr. Garcia holds a B.A. in Political Science from the University of California at Berkeley and he earned his law degree from the University of California at Berkeley’s School of Law.

David B. Morris has served as our Vice President, Finance and Corporate Controller since May 2011. From 2008 to 2011, Mr. Morris served as Senior Director, Finance, and prior to that as Director, SEC Reporting, of Celera Corporation, a Nasdaq-listed healthcare company. Previously, Mr. Morris was a Senior Audit Manager at KPMG LLP with a focus on public companies. Mr. Morris received a Bachelor of Engineering from the University of Bristol, U.K. in 1988. Mr. Morris is a U.K. Chartered Accountant and a California-licensed Certified Public Accountant.

| 2019 PROXY STATEMENT | 17

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

This Compensation Discussion and Analysis is designed to provide our stockholders with a clear understanding of our compensation philosophy and objectives, compensation-setting process, and the 2018 compensation of our named executive officers. For 2018, our named executive officers were as follows:

Victor M. Garcia	President and Chief Executive Officer
Timothy B. Page	Chief Financial Officer
Daniel J. Hallahan	Senior Vice President, Global Marketing
Camille G. Cutino	Vice President, Operations and Human Resources

Objectives of Our Compensation Programs

The Board and the Compensation Committee believe that compensation for our named executive officers should be tied to corporate performance, individual performance and other key factors in the success of our business. The primary objectives of our executive compensation program are as follows:

•	Management Development and Continuity. Provide competitive compensation packages that enable us to attract and retain talented executives to develop, grow and manage our business;
•	Pay-for-Performance. Align executive officer compensation with the achievement of our short- and long-term corporate strategies and business objectives and with the long-term interests of our stockholders; and
•	Long-Term Focus on Stockholder Value. Align executive compensation with stockholder value creation by delivering a portion of our executive officers’ compensation in the form of equity-based awards that vest over multiple years.

To achieve these objectives, our executive compensation program ties a portion of each named executive officer’s overall compensation to key corporate financial goals and to individual goals, either on a subjective or objective basis.

2018 Compensation Program Changes

For 2018, the Compensation Committee and the Board made changes to our executive compensation program to better align compensation with the performance of our company and increasing stockholder value:

•	Annual Cash Incentives. Historically, the annual cash incentive bonuses for our executive officers (except for Mr. Garcia) was based on a subjective review of individual performance. To be more consistent with our pay-for-performance philosophy, the annual cash incentive bonuses for all of our executive officers was changed to pay a majority of the bonus based on the achievement of key corporate financial measures, and the remainder on the basis of individual objectives aligned with creating shareholder value.
•	Long-Term Equity Incentives. Historically we granted equity awards that vested solely upon the passage of time. For 2018, our long-term equity incentive (“LTI”) program was amended to provide that 50% of equity compensation is earned based on the achievement of key corporate financial measures.

The Compensation Committee and the Board believe that these changes better align our executive compensation with the interests of our stockholders.

Say-on-Pay Vote

At our annual meeting of stockholders in June 2018, we held an advisory vote to approve the compensation of our named executive officers (“Say-On-Pay”). The compensation of our named executive officers reported in our 2018 proxy statement was approved by approximately 96% of the votes cast at the 2018 Annual Meeting of Stockholders. The Compensation Committee believes this affirms our stockholders’ support of our approach to executive compensation. The Compensation Committee has considered and will continue to consider the outcome of our Say-On-Pay votes when making future compensation decisions for our named executive officers.

18 | 2019 PROXY STATEMENT |

Highlights of Compensation Practices

Things We Do:
✔	Independent Compensation Committee. The Compensation Committee, comprised solely of independent directors, recommends all compensation for our named executive officers.

✔	Independent compensation consultant. The Compensation Committee retains an independent compensation consultant.

✔
Assessment of compensation risk. The Compensation Committee assessed our compensation policies and programs and determined that our compensation policies and programs are unlikely to give rise to risks reasonably likely to have a material adverse effect on the Company.

✔	Performance-based pay. The Compensation Committee focuses on paying our executives for their performance.

✔	Annual say-on-pay vote. We hold annual advisory say-on-pay votes to approve executive compensation and in 2018 received support of 96% on such proposal.

Things We Don’t Do:
✘	No excise tax gross-ups. We do not provide our management with “excise tax gross-ups” in the event of a change in control.

✘	Ban on pledging. We do not allow our management or directors to pledge our stock to secure loans or other obligations.

✘	No excessive executive benefit programs. We do not provide our management with pensions or any other enhanced benefit programs.

✘	No repricings. Our equity plans do not allow repricing of stock option or stock appreciation rights without stockholder approval.

✘	No excessive perquisites. Our management receives minimal perquisites.

How We Set Compensation

We have compensation programs for our named executive officers that are designed to offer compensation that is competitive with compensation offered by competitors and companies of similar size and complexity within the intermodal container and similar industries.

Role of the Compensation Committee

The Compensation Committee, in consultation with Mr. Garcia, our President and Chief Executive Officer, develops recommendations for the compensation of our executive officers and submits the same to our Board for its review and approval. The Compensation Committee considers, among other things, the recommendations of Mr. Garcia, company and individual performance factors, peer group data and recommendations from Pearl Meyer, the Compensation Committee’s independent compensation consultant, and all decisions regarding the compensation of our executive officers are made solely by the Board upon recommendation of the Compensation Committee. The Board and Compensation Committee may also delegate certain compensation decisions to a sub-committee of the Board.

The Compensation Committee consistently has sought to provide compensation packages to our executive officers that are fair and competitive. The compensation for Mr. Garcia, Mr. Page and Mr. Hallahan is also set pursuant to individual employment agreements entered into with each of them. In general, the overall compensation for our named executive officers is comprised of a mix of base salary, annual cash incentive bonuses and long-term, equity-based compensation pursuant to our existing equity compensation plan.

The Compensation Committee, through the analysis provided by Pearl Meyer, historically uses peer company data to guide its review of the total compensation of our executive officers and generally reviews the compensation data for our peer companies and industry to understand market competitive compensation. The Compensation Committee focuses on ensuring that the elements of our executive compensation program are consistent with peer and industry trends. While the peer group data presented may identify a certain percentile of executive compensation, the Compensation Committee does not target compensation to any specific percentile or range with regard to any specific element of compensation or total compensation.

| 2019 PROXY STATEMENT | 19

Role of Management

As described above, the Compensation Committee develops recommendations regarding executive officer compensation in consultation with Mr. Garcia. The Compensation Committee believes it is valuable to consider the recommendations of Mr. Garcia with respect to these matters because, given his knowledge of our operations and the day-to-day responsibilities of our executive officers, he is in a unique position to provide the Compensation Committee with perspective into the performance of our executive officers in light of our business objectives and other factors that lead to the success of our business.

No other executive officer participates in the determination of executive officer compensation, and Mr. Garcia does not make recommendations or participate in the determination of his own compensation.

Role of Compensation Consultant

The Compensation Committee engages an independent compensation consultant to assist it by providing information, analyses, and other advice relating to our executive compensation program, and retained Pearl Meyer to serve as its independent executive compensation consultant in 2018. In 2018, Pearl Meyer:

•	Assisted with the redesign of our 2018 annual cash incentive bonus and long-term incentive program, including design of the performance-based restricted stock units;
•	Conducted the 2018 executive compensation analysis, comparing our executive compensation programs and levels to a combination of peer group and compensation survey information; and
•	Attended Compensation Committee meetings and advised the Compensation Committee between meetings as requested.

Pearl Meyer reports directly to the Compensation Committee, and while Pearl Meyer advises on executive compensation matters, the Compensation Committee makes all of the decisions and recommendations regarding the compensation of our executive officers.

The peer group used in our 2018 executive compensation analysis was selected from among publicly traded companies who operate in the leasing industry with comparable revenue and market value. The Compensation Committee believes these companies are broadly comparable to us, and represent our labor market for talent for key leadership positions. The selected 2018 peer group consisted of:

2018 Peer Group
Air Transport Services Group, Inc.	McGrath Rentcorp
Aircastle LTD	Mobile Mini, Inc.
Echo Global Logistics, Inc.	Radiant Logistics, Inc.
GATX Corporation	Triton International Limited
General Finance Corporation	Willis Lease Finance Corp.
Marlin Business Services Corp.

Textainer Group Holdings, Ltd. was removed from our peer group in 2018 due to lack of publicly available compensation information since it is a foreign issuer. GATX Corporation was added to the peer group in 2018 as it is an equipment leasing company with a similar scope of business.

In addition to the peer group data, three compensation surveys were utilized in Pearl Meyer’s 2018 report, and comparisons to survey benchmark positions were based on companies of a similar size as our company.

20 | 2019 PROXY STATEMENT |

Elements of 2018 Compensation

Our compensation program is made up of the following direct compensation elements:

Element	Fixed or Variable	Purpose
Base Salary	Fixed	To attract and retain executives by offering fixed compensation that is competitive with market opportunities and that recognizes each executive’s position, role, responsibility and experience.
Annual Cash Incentive	Variable	To motivate and reward for the achievement of our annual financial and/or operating performance goals.
Equity Awards	Variable
To align executives’ interests with the interests of stockholders through equity-based compensation with performance-based and time-based vesting periods, and to promote the long-term retention of our executives and key management personnel.

As further described below, for 2018, the Compensation Committee and the Board made changes to our executive compensation program to better align their compensation with the performance of our company and increasing stockholder value.

Base Salary

The Compensation Committee reviewed named executive officer base salaries in the second quarter of 2018 to ensure that they generally were competitive with market levels and generally reflected our level of financial performance during the previous year. The Compensation Committee generally sets the base salary of each of our named executive officers at a level it believes compensates these individuals adequately for the work they are expected to perform in their respective positions, and the Compensation Committee may also consider the base salaries paid to similarly-positioned executives by peer organizations, individual performance of each of our named executive officers and overall company performance. For 2018, the Compensation Committee determined that the base salaries of our named executive officers were generally competitive with market levels and our peer companies (except for Mr. Garcia). In light of our corporate performance in 2017 and 2018, the Compensation Committee and the Board approved slight increases to base salaries for most of our named executive officers, with a larger increase in base salary for Mr. Garcia to bring his base salary more in alignment with compensation of the principal executive officer of peer companies in our industry. The base salaries for each of our named executive officers during 2018 are shown in the following table:

	Annual Base Salary
Name	July 1, 2017 – June 30, 2018		July 1, 2018 – June 30, 2019	Percentage Increase/(Decrease)
Victor M. Garcia	$638,988	(1)	$725,000	13%
Timothy B. Page	$421,921		$435,000	3%
Daniel J. Hallahan	$355,138		$369,380	4	% (2)
Camille G. Cutino	$273,051		$281,242	3%
(1)	Effective January 1, 2018, Mr. Garcia’s base salary was increased to $700,000.
(2)	Mr. Hallahan received a 10% increase in his annual salary when measured in his local currency.

Annual Cash Incentive Bonuses

The Compensation Committee believes that annual cash incentive bonuses awarded to our named executive officers for meeting or exceeding company performance goals and individual achievement goals provide our executive officers additional incentive to perform, increase stockholder value and ensure that we attract and retain talented named executive officers. The Compensation Committee and the Board reviews objective and subjective performance criteria when determining the annual incentive bonuses to be awarded to our named executive officers.

Consistent with our pay-for-performance philosophy, for 2018, the Compensation Committee set our annual cash incentive bonuses for all of our executive officers based on the achievement of company performance objectives, which were established by the Compensation Committee in its discretion.

| 2019 PROXY STATEMENT | 21

The Compensation Committee established the following 2018 target annual incentive amounts for each of our named executive officers under our 2018 annual cash incentive program (the “2018 Bonus Plan”):

Named Executive Officer	Base Salary	Target Bonus as a Percentage of Salary	Target Bonus
Victor M. Garcia	$725,000	100%	$725,000
Timothy B. Page	$435,000	50%	$217,500
Daniel J. Hallahan	$369,380	60%	$221,628
Camille G. Cutino	$281,242	40%	$112,497

In setting the 2018 target bonus amounts for each of our named executive officers, the Compensation Committee considered the following factors: (i) organizational level and expected impact on our annual operating results; (ii) the scope, level of expertise and experience required for the named executive officer’s position; and (iii) competitive levels of target annual incentive opportunity. Participants under the 2018 Bonus Plan were eligible to receive between 0% and 200% of each participant’s respective target bonus based on actual performance as discussed below.

Actual bonus amounts earned for 2018 were based on the level of achievement of consolidated pre-tax income (for Mr. Garcia, Mr. Page and Ms. Cutino) and container pre-tax income (for Mr. Hallahan), in each case versus a target established by the Compensation Committee at the beginning of the year, with a 70% weighting of each executive officers’ target bonus. Each executive officer’s individual performance was also evaluated against company and individual performance goals (30% weighting). Company performance goals associated with the individual performance evaluation included achievement of certain key strategic initiatives and performance in such executive officers’ area of responsibility, along with a subjective review of each executive officer’s job performance, as well as each person’s anticipated responsibilities and potential contributions to growth in stockholder value.

The following outlines the payout methodology in connection with the achievement our company financial performance measures under the 2018 Bonus Plan:

Payout Methodology - Consolidated Pre-Tax Income or Container Pre-Tax Income (70% Weighting)
Payout Based on Level of Achievement vs. 2018 Budget:	Percentage Payout:
Less than 70% budget attainment	0%
70% up to less than 75% budget attainment	25%
75% up to less than 80% budget attainment	50%
80% to 200% budget attainment	Payout percentage of weighted target bonus in same percentage of budget attainment

The table below sets forth the calculation of the 2018 bonus payouts with respect to the objective company performance goals:

Performance Factor	2018 Target	2018 Actual	2018 Actual as a Percentage of Target	Weighting	Bonus Payout vs. Target
Consolidated Pre-Tax Income	$66.8 million	$81.5 million	121.9%	70%	121.9%
Container Pre-Tax Income	$69.4 million	$88.0 million	126.8%	70%	126.8%

In light of our performance in 2018 and an evaluation of each named executive officer’s individual performance, we paid the following annual bonus amounts under the 2018 Bonus Plan:

Named Executive Officer	Target Bonus	Company Performance Bonus (70% Weighing)	Individual Performance Bonus (30% Weighing)	Total Actual Bonus Award	Actual Bonus Award as a Percentage of Target
Victor M. Garcia	$725,000	$619,051	$244,688	$863,739	119.1%
Timothy B. Page	$217,500	$185,715	$65,250	$250,965	115.4%
Daniel J. Hallahan	$221,628	$196,754	$73,137	$269,891	121.8%
Camille G. Cutino	$112,497	$96,057	$35,858	$131,915	117.3%

22 | 2019 PROXY STATEMENT |

Long-Term Equity Incentive Program

We use our LTI program to provide variable compensation in the form of equity that rewards executives when we achieve long-term results that align with stockholders’ interests. The Compensation Committee historically granted equity awards that vested solely upon the passage of time. However, for 2018, the Compensation Committee altered its approach by granting equity awards in two 50% portions: one with time-vesting and market determined stock value, and the other with initial value and vesting determined by achievement of key financial performance measures, and thereafter by market determined stock value.

Under our LTI program, we generally grant our executive officers two types of awards: performance-based restricted stock units and time-based restricted stock units. Each restricted stock unit represents the contingent right to receive one share of our common stock upon vesting and settlement of the restricted stock unit. Based on a review of market data and recommendation from our independent compensation consultant, each executive officer is awarded an aggregate LTI value, which is allocated among the two types of awards. For 2018, the mix of awards (see table below) was determined to provide the appropriate balance of performance- and time-based compensation to support our long-term strategy. This mix of awards is designed to tie executive compensation to balance performance focus with retention value, and mitigate the risk of over-focus on a single metric.

Award Type	2018 Allocation Percentage	2018 Alignment to Stockholder Interests
Performance-Based Restricted Stock Units	50%
Payout depends on our performance at the end of a three-year performance period if specified pre-determined performance metrics are met. The value of the earned award also depends on our stock price at the end of the performance period.

Time-Based Restricted Stock Units	50%	Value of award depends on our stock price at the time of the vesting

The equity awards granted to our named executive officers in 2018 were as follows:

Name	Time-Based Restricted Stock Units Awards: Number of Units (#)	Performance-Based Restricted Stock Units Awards: Number of Units Awarded at Target (#)
Victor M. Garcia	15,982	15,982
Timothy B. Page	4,816	4,816
Daniel J. Hallahan	4,672	4,672
Camille G. Cutino	2,494	2,494

The key components of our LTI program are summarized below:

2018 Performance-Based Restricted Stock Unit Award. The performance-based restricted stock units are designed to reward for achievement of key financial performance measures over a three-year performance period. The program is structured to align both near-term progress and a long-term focus by establishing an opportunity at the end of a three-year cycle to vest in the award based on actual performance.

The Compensation Committee selected the following performance-based metrics applicable to our executive officers, which the Compensation Committee believes align our executive compensation to company financial performance.

Performance Measure	Applicable Executive Officer
Consolidated Operating Income(1)	Victor Garcia, Timothy Page, Camille Cutino
Container Operating Income(1)	Daniel Hallahan
(1)	Operating income may be adjusted during the performance period for effects to changes in depreciation and non-operational charges.

At the end of the three-year performance period, our executive officers may earn from 0% to 200% of the target number of performance-based restricted stock units based on the level of achievement for the applicable performance measure cumulatively over the three-year performance period. At maximum performance, these

| 2019 PROXY STATEMENT | 23

awards vest at 200% of the target value for each performance measure, and no awards are vested if performance falls below the established threshold for such measure. Linear interpolation is used to determine the number of units vesting for performance achievement between threshold and target and target and maximum levels.

2018 Time-Based Restricted Stock Unit Award. Our time-based restricted stock unit awards are designed to significantly strengthen the retention value of our LTI program by providing a full value component to balance our performance-based awards. The time-based restricted stock units vests ratably over a four-year period, subject to continued employment with our company.

Severance and Change in Control Payments

We have entered into written agreements with Mr. Garcia, Mr. Page and Mr. Hallahan pursuant to which they are entitled to receive severance benefits in the event their employment is terminated by us other than for cause, by the executive for good reason, or as a result of death or disability. We provide these benefits to attract and retain qualified executive officers who could obtain similar positions at other companies. These potential payments are discussed further under “Potential Post-Employment or Change in Control Payments” below.

Other Benefits

Our named executive officers are eligible to participate in all our employee benefit plans, such as medical, dental, vision, group life, disability and our 401(k) plan, in each case on the same basis as other employees. In addition, we pay for additional life insurance policies for certain of our named executive officers. All of these other benefits are included as part of the benefits package to retain highly qualified executives. We also provide vacation and other paid holidays to all employees, including our executive officers.

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management, and based on that review and discussion, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement relating to our 2019 Annual Meeting of Stockholders.

Compensation Committee Report Submitted By:

Kathryn G. Jackson
David G. Remington
Gary M. Sawka
John H. Williford

24 | 2019 PROXY STATEMENT |

2018 Summary Compensation Table

The following table provides information concerning the compensation of our named executive officers for the years ended December 31, 2018, 2017 and 2016, as applicable.

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)	Stock Awards ($)(2)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(3)	All Other Compensation ($)(4)	Total ($)
Victor M. Garcia	2018	712,500	—	700,012	—	863,739	47,046	2,323,297
President and Chief Executive Officer	2017	626,700	—	—	481,662	894,584	35,464	2,038,410
	2016	608,389	225,000	—	196,780	—	41,633	1,071,802
Timothy B. Page	2018	428,460	—	210,941	—	250,965	51,372	941,738
Chief Financial Officer	2017	415,776	337,537	—	157,635	—	48,994	959,942
	2016	405,616	75,000	—	64,401	—	48,749	593,766
Daniel J. Hallahan	2018	362,259	—	204,634	—	269,891	42,321	879,105
Senior Vice President, Global Marketing	2017	337,020	355,138	—	201,422	—	38,813	932,393
	2016	344,888	60,000	—	64,401	—	39,404	508,693
Camille G. Cutino	2018	277,146	—	109,237	—	131,915	32,774	551,072
Vice President, Operations and Human Resources	2017	269,075	150,000	47,670	52,545	—	36,908	556,198
	2016	262,499	50,000	23,610	21,467	—	37,421	394,997
(1)	These amounts reflect the base salary earned for services during the year ended December 31, 2018. Base salary changes are effective on July 1st of each fiscal year.
(2)	These amounts reflect the aggregate grant date fair value for restricted stock awards and stock options computed in accordance with FASB ASC Topic 718, excluding the effect of any estimated forfeitures. For information on the method and assumptions used to calculate the compensation costs, see Note 9 to our audited consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2018. The aggregate grant date fair value of stock awards, which are comprised of time-vested restricted stock units and performance-based restricted stock units, includes the grant date fair value for the performance-based restricted stock units calculated based on the target number of shares. For 2018, the total aggregate grant date fair value of stock awards, including the time-vested restricted stock units and the performance-based restricted stock units assuming the achievement of highest level of performance, would be as follows: $1,050,018 for Mr. Garcia, $316,410 for Mr. Page, $306,951 for Mr. Hallahan, and $163,857 for Ms. Cutino.
(3)	Represents amounts earned by our named executive officers under our annual cash incentive program. See “Annual Cash Incentive Bonuses” above for additional information on the amounts earned in 2018.
(4)	All other compensation for 2018 consisted of the following for each of our named executive officers:
Name	Health Insurance ($)	Life and Disability Insurance ($)	Retirement Plan Matching Contributions ($)	Car Allowance and/or Parking ($)	Total All Other Compensation ($)
Victor M. Garcia	14,557	3,014	11,000	18,475	47,046
Timothy B. Page	24,482	9,865	11,000	6,025	51,372
Daniel J. Hallahan	10,816	—	16,795	14,710	42,321
Camille G. Cutino	15,966	3,624	10,867	2,317	32,774

| 2019 PROXY STATEMENT | 25

2018 Grants of Plan-Based Awards Table

The following table provides information regarding grants of plan-based awards for each of our named executive officers for 2018.

	Award Description	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards(1)			All Other Stock Awards: Number of Shares of Stock or Units (#)	Grant Date Fair Value of Stock Awards ($)(2)
Name			Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Victor M. Garcia	Restricted Stock Units	2/16/2018	—	—	—	—	—	—	15,982	350,006
	Performance Units	2/16/2018	—	—	—	7,991	15,982	31,964	—	350,006
	Annual Cash Incentive		—	725,000	1,450,000	—	—	—	—	—
Timothy B. Page	Restricted Stock Units	2/16/2018	—	—	—	—	—	—	4,816	105,470
	Performance Units	2/16/2018	—	—	—	2,408	4,816	9,632	—	105,470
	Annual Cash Incentive		—	217,500	435,000	—	—	—	—	—
Daniel J. Hallahan	Restricted Stock Units	2/16/2018	—	—	—	—	—	—	4,672	102,317
	Performance Units	2/16/2018	—	—	—	2,336	4,672	9,344	—	102,317
	Annual Cash Incentive		—	221,628	443,256	—	—	—	—	—
Camille G. Cutino	Restricted Stock Units	2/16/2018	—	—	—	—	—	—	2,494	54,619
	Performance Units	2/16/2018	—	—	—	1,247	2,494	4,988	—	54,619
	Annual Cash Incentive		—	112,497	224,994	—	—	—	—	—
(1)	Represents the performance-based restricted stock units granted by the Compensation Committee in 2018. See “Long-Term Equity Incentive Program” above.
(2)	These amounts reflect the aggregate grant date fair value of grants computed in accordance with FASB ASC Topic 718, excluding the effect of any estimated forfeitures. For information on the method and assumptions used to calculate the compensation costs, see Note 9 to our audited consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2018.

Employment Agreements

Victor M. Garcia. Mr. Garcia became our President and Chief Executive Officer in June 2011. Mr. Garcia previously served as our Senior Vice President and Chief Operating Officer from September 2010 to June 2011. On May 22, 2017, we entered into a Second Amended and Restated Employment Agreement (the “Employment Agreement”) with Mr. Garcia, effective as of May 1, 2017. The Employment Agreement replaces the Amended and Restated Employment Agreement entered into with Mr. Garcia in April 2011. Unless Mr. Garcia’s employment is terminated before expiration, the Employment Agreement will remain in effect until May 1, 2020, subject to automatic renewal for an additional 36 months if not terminated by either party in writing at least 90 days prior to the end of the applicable term of the Employment Agreement.

The Employment Agreement provided for an initial annual base salary and target annual bonus amount, subject to annual adjustment by the Board. In addition, Mr. Garcia is eligible to receive equity awards from the Company, subject to the discretion of the Board. Pursuant to the Employment Agreement, any unvested equity awards granted to Mr. Garcia will automatically become fully vested and exercisable upon the occurrence of a “Change in Control” (as defined in the Employment Agreement).

Mr. Garcia is further entitled to certain benefits upon his termination by us without cause, for death, disability or by Mr. Garcia for “good reason” or in connection with a change in control as further described below.

Timothy B. Page. Mr. Page became our Chief Financial Officer in May 2011. We initially entered into an employment agreement with Mr. Page effective mid-May 2011 in connection with his appointment as our Chief Financial Officer. On August 20, 2013, we entered into a new employment agreement with Mr. Page with a term extending to August 19, 2016. The agreement automatically renewed for another three-year period. Pursuant to this employment agreement, Mr. Page’s annual base salary is eligible for annual increases at the discretion of the Board. Mr. Page is further entitled to certain benefits upon his termination by us without cause, for death, disability or by Mr. Page for “good reason” or in connection with a change in control as further described below.

26 | 2019 PROXY STATEMENT |

Daniel J. Hallahan. Mr. Hallahan has served as our Senior Vice President, Global Marketing since February 2010. On August 20, 2013, we entered into an employment agreement with Mr. Hallahan. The agreement provides that Mr. Hallahan’s employment will continue unless and until either the Company or Mr. Hallahan provides twelve months’ advance written notice of intent to terminate the agreement. Pursuant to this employment agreement, Mr. Hallahan’s annual base salary is eligible for annual increases at the discretion of the Board. Mr. Hallahan is also eligible to receive, among other things, an annual bonus subject to a discretionary determination by the Company, a car allowance and other benefits typically given to executive officers of the Company. Mr. Hallahan is further entitled to certain benefits upon his termination by us in connection with a change in control as further described below.

2018 Outstanding Equity Awards at Fiscal Year-End Table

The following table provides information regarding the number and estimated value of outstanding stock options and restricted stock awards held by each of our named executive officers as of December 31, 2018.

		Option Awards					Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(1)
Victor M. Garcia	6/5/2009	11,357	—		5.60	6/4/2019	—		—	—		—
	4/29/2011	12,561	—		25.16	4/28/2021	—		—	—		—
	6/12/2012	5,250	—		17.77	6/11/2022	—		—	—		—
	6/14/2013	13,800	—		26.41	6/13/2023	—		—	—		—
	6/12/2014	55,000	—		22.09	6/11/2024	—		—	—		—
	6/5/2015	48,125	6,875	(2)	21.89	6/4/2025	—		—	—		—
	6/3/2016	34,315	20,625	(2)	7.87	6/2/2026	—		—	—		—
	2/16/2017	25,208	29,792	(2)	15.89	2/15/2027	—		—	—		—
	2/16/2018	—	—		—	—	15,982	(3)	371,262	—		—
	2/16/2018	—	—		—	—	—		—	15,982	(4)	371,262
Timothy B. Page	6/12/2014	3,000	—		22.09	6/11/2024	—		—	—		—
	6/5/2015	5,250	2,250	(2)	21.89	6/4/2025	—		—	—		—
	6/3/2016	5,250	6,750	(2)	7.87	6/2/2026	—		—	—		—
	2/16/2017	4,875	12,458	(2)	15.89	2/15/2027	—		—	—		—
	2/16/2018	—	—		—	—	4,816	(3)	111,876	—		—
	2/16/2018	—	—		—	—	—		—	4,816	(4)	111,876
Daniel J. Hallahan	6/12/2014	1,605	—		22.09	6/11/2024	—		—	—		—
	6/5/2015	4,875	2,250	(2)	21.89	6/4/2025	—		—	—		—
	6/3/2016	4,875	6,750	(2)	7.87	6/2/2026	—		—	—		—
	2/16/2017	10,542	12,458	(2)	15.89	2/15/2027	—		—	—		—
	2/16/2018	—	—		—	—	4,672	(3)	108,531	—		—
	2/16/2018	—	—		—	—	—		—	4,672	(4)	108,531
Camille G. Cutino	6/12/2014	667	—		22.09	6/11/2024	—		—	—		—
	6/5/2015	1,167	500	(2)	21.89	6/4/2025	—		—	—		—
	6/5/2015	—	—		—	—	500	(3)	11,615	—		—
	6/3/2016	1,750	2,250	(2)	7.87	6/2/2026	—		—	—		—
	6/3/2016	—	—		—	—	1,500	(3)	34,845	—		—
	2/16/2017	2,750	3,250	(2)	15.89	2/15/2027	—		—	—		—
	2/16/2017	—	—		—	—	2,250	(3)	52,268	—		—
	2/16/2018	—	—		—	—	2,494	(3)	57,936	—		—
	2/16/2018	—	—		—	—	—		—	2,494	(4)	57,936
(1)	Market value calculated based on our closing stock price of $23.23 per share as reported on the NYSE on December 31, 2018.
(2)	Twenty-five percent (25%) of the total number of shares subject to the option vest and become exercisable on the first anniversary of the grant date, and 1/48th of the total number of shares subject to the option vest monthly thereafter, provided that the option holder is in continuous service with us as of each vesting date.

| 2019 PROXY STATEMENT | 27

(3)	The restricted stock unit awards vest in four equal annual installments beginning on the first anniversary of the vesting date, provided that the holder is in continuous service with us as of each vesting date.
(4)	Represents the performance-based restricted stock units granted by the Compensation Committee in 2018. See “Long-Term Equity Incentive Program” above. The amount of performance-based restricted stock units represents the amount of shares that can be earned based on the achievement of target performance over the three-year performance period.

2018 Option Exercises and Stock Vested Table

The following table presents information regarding the vesting of stock awards for each of our named executive officers during 2018.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Victor M. Garcia	—	—	—	—
Timothy B. Page	—	—	—	—
Daniel J. Hallahan	—	—	1,375	34,086
Camille G. Cutino	—	—	2,500	58,278

Potential Payments upon Termination or Change in Control

Employment Agreements

Messrs. Garcia, Page and Hallahan are entitled to certain payments from us pursuant to their respective employment agreements in the event of their termination of employment or upon the occurrence of a “Change in Control.”

Victor M. Garcia. In the event Mr. Garcia’s employment is terminated for “Cause” or due to Company insolvency, Mr. Garcia is entitled only to any accrued compensation and benefits through the effective date of his termination.

In the event Mr. Garcia’s employment is terminated (i) by the Company without “Cause” (as defined in the Employment Agreement), (ii) due to his death or disability, (iii) for any reason, other than for “Cause”, death or disability, within twenty-four months following a “Change in Control” or (iv) by him for “Good Reason” (as defined in the Employment Agreement), Mr. Garcia is entitled to receive the following payments and benefits:

•	any accrued compensation and benefits through the effective date of the termination;
•	a lump sum payment equal to 150% of the sum of: (i) Mr. Garcia’s base salary for the twelve months immediately preceding the date of termination, and (ii) the average of Mr. Garcia’s cash performance bonus for the two most recent years;
•	COBRA health benefits for whichever of the following periods is shortest: (A) the longer of (i) the remaining term of Mr. Garcia’s employment agreement or (ii) eighteen months following the date of termination; or (B) until Mr. Garcia is no longer entitled to COBRA continuation coverage under the Company’s group health plans; and
•	so long as the date of termination is at least one month after the beginning of our latest fiscal year, the annual bonus for the fiscal year of termination, pro-rated based on the number of days Mr. Garcia was employed during the fiscal year.

In addition, notwithstanding the terms of our 2007 Equity Incentive Plan (the “Plan”) as described below, upon the occurrence of a “Change in Control” (as defined in the Employment Agreement”), any unvested equity awards held by Mr. Garcia will automatically become fully vested and exercisable immediately prior to the date of such Change in Control.

Mr. Garcia’s employment agreement also provides that if he becomes entitled to receive or if he receives any payments that would be characterized as “excess parachute payments” within the meaning of Section 280G of the Internal Revenue Code of 1986, as amended (the “Code”), the payments will be reduced to the highest amount that may be paid to him without having any portion of any payment treated as an “excess parachute payment,” but only if the effect of the reduction is that he would receive a greater amount of payments, as determined on an after-tax basis. If, on an after-tax basis, the payments Mr. Garcia would receive would be greater without any reduction, then these payments will not be reduced.

28 | 2019 PROXY STATEMENT |

Timothy B. Page. In the event Mr. Page’s employment is terminated without Cause, for death or disability, or by Mr. Page for Good Reason, or within twenty-four months of a Change in Control and in connection therewith, Mr. Page is entitled to receive a lump sum payment equal to 100% of his then-current base salary, or, in the case of termination based upon Change in Control, 200% of his then-current base salary, plus a cash bonus equal to the average of the annual cash bonus amounts paid over the preceding two years. The definitions of “Cause”, “Good Reason” and “Change of Control” under Mr. Page’s employment agreement are substantially similar to the definitions under Mr. Garcia’s employment agreement.

Daniel J. Hallahan. In the event Mr. Hallahan’s employment is terminated within twenty-four months following the occurrence of a Change in Control and in connection therewith, Mr. Hallahan is entitled to receive a lump sum payment equal to one year of his base salary, plus a cash bonus equal to the average of the annual cash bonus amounts paid over the preceding two years. The definition of “Change of Control” under Mr. Hallahan’s employment agreement is substantially similar to the definition under Mr. Garcia’s employment agreement.

Equity Compensation Plan

Under our 2007 Equity Incentive Plan (the “2007 Plan”), all awards under the 2007 Plan (except as otherwise set forth in an employment agreement or applicable award agreement), including shares subject to stock options and restricted stock awards, that have not vested will become fully vested and exercisable in the event of a “change of control” or other “company transaction,” each as defined below, unless, in the event of a company transaction, the options or stock awards are assumed by the successor company. A “change of control” is generally defined as an acquisition of 50% or more of our voting power, or a change in the composition of our Board in a two-year period, without the approval of the Incumbent Board (as defined in the 2007 Plan), that results in fewer than a majority of the incumbent board remaining in office. A “company transaction” is generally defined as the completion of a merger or consolidation with or into another company or entity, a sale in one or more transactions with the common purpose of all of our outstanding voting securities, or a sale in one or more transactions with the common purpose of all or substantially all of our assets. The Compensation Committee may also, in the event of a change of control, allow the holder of an award to surrender the award in exchange for a cash payment, or, in the event of a company transaction, terminate awards under the 2007 Plan in exchange for a cash payment, each calculated by a formula set forth in the 2007 Plan.

| 2019 PROXY STATEMENT | 29

The following table describes the potential payments under the 2007 Plan upon a termination or change of control for our named executive officers, assuming that the triggering events occurred on December 31, 2018. In the case of stock options, the value of the acceleration was determined based on the difference between (i) the exercise price of the shares for which vesting was accelerated and (ii) the $23.23 closing price on December 31, 2018. In the case of restricted stock awards, the value of the acceleration was determined based on the value of the shares for which vesting was accelerated using the $23.23 closing price on December 31, 2018.

Name	Benefit	Upon a Change in Control ($)	Termination Without Cause ($)	Termination For Good Reason, Due to Death or Disability, or Within 24 Months Following a Change in Control ($)
Victor M. Garcia
	Severance	—	1,087,500	1,087,500
	Non-equity incentive plan bonus	—	1,318,742	1,318,742
	Stock options (unvested and accelerated)	544,686	—	—
	Restricted stock (unvested and accelerated)	742,524	—	—
	COBRA premiums	—	23,600	23,600
	Total	1,287,210	2,429,842	2,429,842
Timothy B. Page(1)
	Severance	—	435,000	435,000
	Non-equity incentive plan bonus	—	294,291	294,291
	Stock options (unvested and accelerated)	178,260	—	—
	Restricted stock (unvested and accelerated)	223,751	—	—
	Total	402,011	729,291	729,291
Daniel J. Hallahan
	Severance	—	—	369,380
	Non-equity incentive plan bonus	—	—	312,515
	Stock options (unvested and accelerated)	198,137	—	—
	Restricted stock (unvested and accelerated)	217,061	—	—
	Total	415,198	—	681,895
Camille G. Cutino
	Stock options (unvested and accelerated)	59,085	—	—
	Restricted stock (unvested and accelerated)	214,599	—	—
	Total	273,684	—	—
(1)	With respect to Mr. Page only, upon termination for any reason (other than for cause or as a result of death or disability) within 24 months of a change in control, Mr. Page would be entitled to a severance payment of $870,000 as of December 31, 2018.

30 | 2019 PROXY STATEMENT |

CEO PAY RATIO

Pursuant to Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(u) of Regulation S-K, we are required to determine and disclose the pay ratio of our Chief Executive Officer to that of our median compensated employee. Our Chief Executive Officer to median compensated employee pay ratio is 26.4 to 1, as calculated as set forth below:

•	the median of the annual total compensation of all employees of our company (other than our Chief Executive Officer) was $88,140; and
•	the annual total compensation of our Chief Executive Officer, as reported in the 2018 Summary Compensation Table above, was $2,323,297.

We believe the pay ratio disclosed herein is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K. We calculated annual total compensation for our median employee using the same methodology we use for our named executive officers as set forth in the 2018 Summary Compensation Table above in this proxy statement.

For 2018, we used the same methodology to identify the median employee that was used in 2017 since there has been no change in our employee population or compensation arrangements that we believe would significantly impact our pay ratio disclosure. However, because the previous year’s median employee is no longer suitable for this calculation as they have left the company, a similarly situated employee was selected for 2018. We identified the median employee by examining the 2017 total cash compensation for all of our employees through December 31, 2017, excluding our Chief Executive Officer, who were employed by us on that date. We included all employees, whether employed on a full-time or part-time, salaried or hourly basis.

| 2019 PROXY STATEMENT | 31

PROPOSAL NO. 2 – RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has selected KPMG LLP as our independent registered public accounting firm to audit our financial statements for the fiscal year ending December 31, 2019, and recommends that the stockholders vote to ratify such appointment.

KPMG LLP has audited our financial statements since 1989. Stockholder approval of the selection of KPMG LLP as our independent registered public accounting firm is not required by our Bylaws or otherwise. The Audit Committee will consider the results of the stockholder vote and in the event of a negative vote will reconsider its selection of KPMG LLP. Even in the event of an affirmative stockholder vote, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in our best interests.

Representatives of KPMG LLP are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they so desire. The representatives also are expected to be available to respond to appropriate questions from stockholders.

Independent Registered Public Accounting Firm Fees and Services

The following table summarizes the fees billed by KPMG LLP for professional services rendered to us for the fiscal years ended December 31, 2017 and 2018.

Services Rendered	2017	2018
Audit Fees(1)	$1,030,250	$1,005,250
Audit-Related Fees(2)	160,000	314,000
Tax Fees(3)	20,000	9,800
Total Fees	$1,210,250	$1,329,050
(1)	Audit Fees consist of fees for professional services rendered for the audit of our 2017 and 2018 consolidated annual financial statements and review of the interim consolidated financial statements included in quarterly reports and services that are normally provided by KPMG LLP in connection with regulatory filings.
(2)	Audit-Related Fees consist of fees billed for assurance and related services, including comfort letters for public offerings and services associated with compliance reporting for our asset-backed securities.
(3)	Tax Fees consist of fees billed for professional services rendered in 2017 and 2018 for tax compliance relating to our domestic and foreign subsidiaries.

Pre-Approval Policy and Procedures

The Audit Committee pre-approves all audit and permissible audit-related and non-audit services provided to the Company by our independent registered public accounting firm and the associated fees for these services. Requests to provide services requiring pre-approval by the Audit Committee are submitted to the Audit Committee with a description of the services to be provided and an estimate of the fees to be charged in connection with such services. All engagements must be separately pre-approved by the Audit Committee. All services and fees for 2017 and 2018 were pre-approved by the Audit Committee. Engagements must be separately pre-approved by the Audit Committee.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR ENDING DECEMBER 31, 2019.

32 | 2019 PROXY STATEMENT |

AUDIT COMMITTEE REPORT

The Audit Committee appoints, determines funding for, oversees and evaluates the independent registered public accounting firm with respect to accounting, internal controls over financial reporting and other matters, and makes other decisions with respect to audit and finance matters. The Audit Committee also pre-approves the retention of the independent registered public accounting firm and fees for all audit and permitted non-audit services provided by the independent registered public accounting firm, and determines whether the provision of non-audit services is compatible with maintaining the independence of the independent registered public accounting firm. All members of the Audit Committee are able to read and understand financial statements and have experience in finance and accounting that provides them with financial sophistication.

Duties and Responsibilities

The Audit Committee operates under a written charter approved by the Board. Pursuant to authority delegated by the Board and the Audit Committee’s written charter, the Audit Committee assists the Board in fulfilling its oversight responsibilities with respect to:

•	the integrity of CAI’s financial statements;
•	CAI’s compliance with legal and regulatory requirements;
•	CAI’s systems of internal control over financial reporting as established by management;
•	the independent registered public accounting firm’s qualifications and independence;
•	the performance by CAI’s independent registered public accounting firm;
•	CAI’s internal audit activities and processes;
•	risk assessment and risk management;
•	CAI’s auditing, accounting and financial reporting processes generally; and
•	compliance with CAI’s ethical standards for senior financial officers and all personnel.

In fulfilling its duties, the Audit Committee maintains free and open communication with the Board, the independent registered public accounting firm, financial management and all employees.

In connection with these responsibilities, the Audit Committee met with management to review and discuss CAI’s audited financial statements. The Audit Committee also discussed with the independent registered public accounting firm the matters required by Public Company Accounting Oversight Board AS Section 1301, Communications with Audit Committees. The Audit Committee also received from the independent registered public accounting firm the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm that firm’s independence.

Fiscal 2018 Audit

Based on the reviews and discussions described above, the Audit Committee recommended that the Board include the audited financial statements in our Annual Report on Form 10-K for the year ended December 31, 2018 for filing with the SEC.

Audit Committee Report Submitted By:

Kathryn G. Jackson
Masaaki (John) Nishibori
David G. Remington
Gary Sawka
John H. Williford

| 2019 PROXY STATEMENT | 33

PROPOSAL NO. 3 – ADVISORY RESOLUTION TO APPROVE THE COMPENSATION OF
OUR NAMED EXECUTIVE OFFICERS

Pursuant to Section 14A of the Exchange Act, we are asking our stockholders to approve an advisory resolution to approve the compensation of our named executive officers as reported in this proxy statement. Our current policy is to provide stockholders with an opportunity to approve the compensation of our named executive officers each year at the annual meeting of stockholders until the next required vote on the frequency of such votes, which we expect to occur in 2023.

The Compensation Committee establishes, recommends and governs all of the compensation and benefits policies and actions for the Company’s executives, whose compensation is reported in the 2018 Summary Compensation Table above. Additional information regarding the Compensation Committee and its role is described above in the “Compensation Discussion and Analysis” section of this proxy statement and the related tables and narrative disclosure. Consistent with the Company’s compensation philosophy, our executive compensation program has been designed to provide competitive compensation packages that enable us to attract and retain talented executives and motivate named executive officers to achieve our short- and long-term business strategies.

The Compensation Committee and our Board believe that the policies and procedures articulated in the “Compensation Discussion and Analysis” are effective in achieving our goals and that the compensation of our named executives reported in this proxy statement has contributed to the Company’s recent and long-term success. In accordance with Section 14A of the Exchange Act, and as a matter of good corporate governance, we are asking stockholders to approve the following advisory resolution at the Annual Meeting:

RESOLVED, that the stockholders of the Company approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables, notes and narrative discussion in the proxy statement for the Company’s 2019 Annual Meeting of Stockholders.

While the resolution is non-binding, the Board values the opinions that stockholders express in their votes and in any additional dialogue. It will consider the outcome of the vote and those opinions when making future compensation decisions.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE ADVISORY VOTE TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

34 | 2019 PROXY STATEMENT |

PROPOSAL NO. 4 – APPROVAL OF THE CAI INTERNATIONAL, INC. 2019 INCENTIVE PLAN

Our Board believes that the effective use of stock-based long-term incentive compensation is vital to our ability to achieve continued strong performance in the future by providing a direct link between the compensation of executives and key employees and long-term shareholder value creation. Accordingly, upon recommendation of our Compensation Committee, our Board is seeking stockholder approval of the CAI International, Inc. 2019 Incentive Plan, which we refer to as the 2019 Plan.

If the 2019 Plan is approved by stockholders, it will replace the 2007 Plan and no new awards will be granted under the 2007 Plan. If stockholders do not approve the 2019 Plan, the 2007 Plan will remain available for new grants to the extent shares are available. As of April 15, 2019, we had outstanding 18,085,559 shares of our common stock.

The 2019 Plan authorizes the issuance of 350,000 new shares of our common stock. In addition, up to 2,227,075 shares (i) currently available for issuance under the 2007 Plan and (ii) previously subject to outstanding awards granted under the 2007 Plan to the extent these awards are forfeited or canceled or expire and we do not issue the shares covered by the award, will also become available for grant under the 2019 Plan.

Although the additional new shares to be available under the 2019 Plan will increase the potential dilution to stockholders, our Board believes our equity compensation plans are well-managed and represent dilution at or below norms for our industry. We expect that with the additional shares to be available under the 2019 Plan for which we are seeking stockholder approval, we will have sufficient shares for our equity compensation program until approximately the 2025 Annual Meeting of Stockholders, and stockholder approval for additional shares will likely be sought at that time.

A copy of the 2019 Plan, as approved by our Board, upon recommendation of its Compensation Committee and subject to approval from stockholders, is attached to this proxy statement as Appendix A and is incorporated by reference. The following description of the 2019 Plan is a summary and does not purport to be a complete description. See Appendix A for more detailed information.

Summary of the 2019 Plan

The 2019 Plan authorizes the Compensation Committee to award stock options, stock appreciation rights, restricted stock, stock units, performance shares, performance units and other incentives payable in cash or in shares of our stock for the purpose of (a) recruiting, motivating and retaining the caliber of employees essential for achievement of our success, and (b) appropriately incentivizing participating employees on a continuing basis to maximize individual, group and company performance consistent with our strategies and values, thereby building long-term shareholder value.

Shares Available for Issuance

The number of shares of Company stock available for issuance under the 2019 Plan is 350,000 shares. In addition, up to 2,227,075 shares (i) currently available for issuance under the 2007 Plan and (ii) previously subject to outstanding awards granted under the 2007 Plan to the extent these awards are forfeited or canceled or expire and we do not issue the shares covered by the award, will also become available for grant under the 2019 Plan. If there is any change in Company stock by reason of any stock split, stock dividend, spin-off, recapitalization, merger, consolidation, combination or exchange of shares, distribution to stockholders other than a normal cash dividend or other change in the Company’s corporate or capital structure, the Committee shall make proportional adjustments to the maximum number and kind of securities, and the price of each security, (i) available for issuance under the 2019 Plan, (ii) available for issuance as incentive stock options, (iii) that may be subject to awards received by any participant in any one calendar year, and (iv) that are subject to any outstanding award.

The 2019 Plan provides that shares covered by an award will not count against the shares available for issuance under the 2019 Plan until they are actually issued and delivered to a participant. If an award granted under the 2019 Plan lapses, expires, terminates or is forfeited, surrendered or canceled without having been fully exercised or without the issuance of all the shares subject to the award, the shares covered by such award (or, if applicable, the portion as to which shares have not been issued) will again be available for use under the 2019 Plan. Shares that are (i) tendered by a participant or retained by the Company as payment for the purchase price of an award or to satisfy tax withholding obligations or (ii) covered by an award that is settled in cash, or

| 2019 PROXY STATEMENT | 35

in a manner such that some or all of the shares subject to the award are not issued, will be available for issuance under the 2019 Plan. The number of shares available for issuance under the 2019 Plan will not be reduced to reflect any dividends or dividend equivalents that are credited to outstanding stock or stock unit awards. The 2019 Plan also provides that shares subject to awards issued by the Company in substitution for awards previously granted by an acquired company will not count against the shares available for issuance under the 2019 Plan. The 2019 Plan further provides that no dividends will be paid on any unvested shares awarded under the 2019 Plan.

Eligibility

Awards may be made to any employee, officer or director of the Company and its affiliated companies, as well as to certain consultants, agents, advisors and independent contractors. As of April 15, 2019, approximately 269 employees, including four executive officers and six non-employee directors were eligible to participate in the 2019 Plan.

Administration

The 2019 Plan will be administered by the Compensation Committee, except that with respect to participants who are non-employee directors, the 2019 Plan will be administered by the Board. The Board or the Compensation Committee may delegate the administration, subject to certain limits described in the 2019 Plan. References to the “Committee” are to the Board, the Compensation Committee, or other delegate, as applicable.

Types of Awards

Stock Options. The Committee may grant either incentive stock options, which comply with Section 422 of the Code, or nonqualified stock options. The Committee sets option exercise prices and terms, except that the exercise price of a stock option may be no less than 100% of the fair market value of the shares on the date of grant (for these purposes, fair market value means the closing price, for Company stock on the NYSE during regular session trading for a single trading day, unless otherwise determined by the Committee). At the time of grant, the Committee in its sole discretion will determine when stock options are exercisable and when they expire, except that the term of a stock option cannot exceed ten years.

Stock Appreciation Rights (“SARs”). The Committee may grant SARs as a right in tandem with the number of shares underlying stock options granted under the 2019 Plan or on a stand-alone basis. SARs are the right to receive payment per share of the SAR exercised in stock or in cash equal to the excess of the share’s fair market value on the date of exercise over its fair market value on the date the SAR was granted. Exercise of an SAR issued in tandem with stock options will result in the reduction of the number of shares underlying the related stock option to the extent of the SAR exercise.

Performance Share Awards, Performance Unit Awards, Stock Awards, Restricted Stock and Stock Unit Awards, and Other Awards. The Committee may grant awards of restricted stock, restricted stock units, performance shares denominated in shares of Company stock, performance units denominated in cash, and other stock and cash-based awards, which may include the payment of stock in lieu of cash (including cash payable under other Company incentive or bonus programs) or the payment of cash (which may or may not be based on the price of the Company’s common stock). Such awards may be contingent on continued service or the attainment of certain performance goals.

Dividends and Distributions. The Committee may decide to include dividends or dividend equivalents as part of an award of shares of Company stock (or awards denominated in shares of Company stock) and may accrue dividends, with or without interest, until the award is paid. Any dividends or dividend equivalents will be subject to the same vesting schedule, restrictions and conditions as the underlying award, and will not be paid to the participant unless and until the underlying award vests.

Limitation on Awards to Nonemployee Directors

Notwithstanding any other provision of the 2019 Plan to the contrary, the aggregate value of cash compensation and the grant date fair value of shares of common stock that may be awarded or granted during any calendar-year period to any nonemployee director in respect of the director’s service as a member of the Board shall not exceed $700,000 (excluding awards made pursuant to deferred compensation arrangements in

36 | 2019 PROXY STATEMENT |

lieu of all or a portion of cash retainer fees). The Board may at any time provide any nonemployee director with a retainer or other fee in addition to the amount stated above, including for service on a specific purpose committee or for any other special service, in each case determined in the discretion of the Board.

Amendment and Termination of the 2019 Plan

The Board or the Committee may amend the 2019 Plan, except that if any applicable statute, regulation or stock exchange rule requires stockholder approval with respect to an amendment, then to the extent required, stockholder approval will be obtained. Stockholder approval will also be obtained for any amendment that would delete or limit the scope of the 2019 Plan provisions prohibiting repricing of options and any amendment that would increase the number of shares stated as available for issuance under the 2019 Plan. The 2019 Plan will not have a fixed expiration date.

U.S. Federal Income Tax Consequences

The following is a summary of the material U.S. federal income tax consequences to us and to recipients of certain awards under the 2019 Plan. The summary is based on the Code and the U.S. Treasury regulations promulgated thereunder in effect as of the date of this proxy statement, all of which may change with retroactive effect. The summary is not intended to be a complete analysis or discussion of all potential tax consequences that may be important to recipients of awards under the 2019 Plan. The 2019 Plan addresses several issues related to recent deferred compensation legislation under Section 409A of the Code and contains an express provision stating that it is the intent of the Company that the awards will satisfy the requirements for exemption under Section 409A, and to make it clear that the Committee is to interpret and administer the 2019 Plan accordingly.

Nonqualified Stock Options and SARs. A recipient will not have any income at the time a nonqualified stock option or SAR is granted, nor will the Company be entitled to a deduction at that time. When a nonqualified stock option is exercised, the recipient generally will recognize ordinary income (whether the exercise price is paid in cash or by surrender of shares of Company stock), in an amount equal to the excess of the fair market value of the shares to which the option exercise pertains over the exercise price. When an SAR is exercised, the recipient will recognize ordinary income equal to the sum of (i) any gross cash proceeds payable and (ii) the fair market value on the exercise date of any shares received.

Incentive Stock Options. A recipient will not have any income at the time an incentive stock option (“ISO”) is granted. Furthermore, a recipient will not have regular taxable income at the time the ISO is exercised. However, the excess of the fair market value of the shares at the time of exercise over the exercise price will be a preference item that could create an alternative minimum tax liability for the recipient. If a recipient disposes of the shares acquired on exercise of an ISO after the later of two years after the grant of the ISO or one year after exercise of the ISO, the gain recognized by the recipient (i.e., the excess of the proceeds received over the exercise price), if any, will be long-term capital gain eligible for preferential capital gains tax rates. Conversely, if the recipient disposes of the shares within two years of the grant of the ISO or within one year of exercise of the ISO, the disposition will generally be a “disqualifying disposition,” and the recipient will recognize ordinary income in the year of the disqualifying disposition equal to the lesser of (i) the excess of the fair market value of the stock on the date of exercise over the exercise price and (ii) the excess of the amount received for the shares over the exercise price. The balance of the gain or loss, if any, will be long-term or short-term capital gain, depending on how long the shares were held.

Restricted Stock, Restricted Stock Units, Performance Shares and Performance Units. A participant generally will not have taxable income upon grant of restricted stock, restricted stock units, performance shares or performance units. Instead, the participant will recognize ordinary income at the time of vesting or payout equal to the fair market value (on the vesting or payout date) of the shares or cash received minus any amount paid. For restricted stock only, a participant instead may elect to be taxed at ordinary income tax rates at the time of grant in an amount equal to the fair market value of the restricted stock on the date of grant.

The Company generally will be entitled to a tax deduction in connection with an award under the 2019 Plan in an amount equal to the ordinary income realized by a participant and at the time the participant recognizes such income, provided that the deduction is not disallowed by Section 162(m) or otherwise limited by the Code.

| 2019 PROXY STATEMENT | 37

New Plan Benefits

All awards to employees, officers, directors and consultants under the 2019 Plan are made at the discretion of the Committee. Therefore, the benefits and amounts that will be received or allocated under the 2019 Plan are not determinable at this time. However, please refer to the description of grants made to non-employee directors and our named executive officers in the last fiscal year under the headings “Director Compensation” and “2018 Grants of Plan-Based Awards Table” above.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR
APPROVAL OF THE CAI INTERNATIONAL, INC. 2019 INCENTIVE PLAN.

38 | 2019 PROXY STATEMENT |

Equity Compensation Plan Information

The following table summarizes information about our 2007 Plan as of December 31, 2018.

Plan Category	Number of Securities to Be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (excluding shares reflected in the first column)(1)
Equity compensation plan approved by security holders	850,167	$16.46	1,273,301
Equity compensation plan not approved by security holders	—	—	—
Total	850,167	$16.46	1,273,301
(1)	Shares available for issuance under the 2007 Plan can be granted pursuant to stock options, SARs, restricted stock or units, performance units, performance shares and any other stock-based awards selected by the plan administrator.

| 2019 PROXY STATEMENT | 39

PROPOSAL NO. 5 – APPROVAL OF THE
CAI INTERNATIONAL, INC. 2019 EMPLOYEE STOCK PURCHASE PLAN

Our Board is seeking stockholder approval of the CAI International, Inc. 2019 Employee Stock Purchase Plan (the “ESPP”). The ESPP allows employees to purchase shares of our common stock at a discount using payroll deductions. Stockholder approval of the ESPP would entitle employees in the United States to receive special tax treatment provided by the Code.

The Board adopted the ESPP, upon recommendation of the Compensation Committee, subject to stockholder approval at the Annual Meeting. The ESPP provides for the issuance of up to 250,000 shares of common stock. A copy of the ESPP is attached to this proxy statement as Appendix B. The description below is a summary and not intended to be a complete description of the ESPP. Please read the ESPP for more detailed information.

Description of the ESPP

The purpose of the ESPP is to provide employees with an opportunity to purchase shares of common stock. The ESPP has two portions—one portion for employees in the United States and one portion for international employees.

The portion of the ESPP for employees in the United States is intended to qualify as an “employee stock purchase plan” under Section 423 of the Code. The provisions of such portion of the ESPP, accordingly, will be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

A total of 250,000 shares of common stock will be available for issuance and purchase under the ESPP. If any purchase right terminates for any reason without having been exercised, the shares of common stock not purchased under such purchase right shall again become available for the ESPP.

The ESPP will be administered by the Compensation Committee of our Board or any other committee appointed by the Board to administer the ESPP. References to the “committee” below are, as applicable, to the Compensation Committee or other committee appointed by the Board. The committee has the full and exclusive discretionary authority to construe and interpret the ESPP and the rights granted under it, to designate from time-to-time which of our subsidiaries will participate in the ESPP, to establish offering and purchase periods under the ESPP, to establish rules and regulations for the administration of the ESPP, and to amend the ESPP to satisfy applicable laws, to obtain any exemption under such laws or to reduce or eliminate any unfavorable legal, accounting or other consequences. The committee also may adopt special rules for employees of our international subsidiaries to conform to the particular laws and practices of the countries in which such employees reside. Members of the committee will receive no compensation for their services in connection with the administration of the ESPP, other than standard fees as established from time to time by the Board for services rendered by Board members serving on Board committees. All expenses incurred in connection with the administration of the ESPP will be paid by the Company.

Eligibility

Generally, all employees whose customary employment is for more than 20 hours per week and who have been continuously employed by the Company for at least 6 months are eligible to participate in the ESPP. Employees of designated subsidiaries outside the United States may have different eligibility requirements as determined appropriate by the committee, for example, to accommodate local requirements and practices. However, any employee who would own or have options to acquire 5% or more of the total combined voting power or value of all classes of stock of the Company or any subsidiary is excluded from participating in the ESPP. As of April 15, 2019, there would have been approximately 269 employees eligible to participate in the ESPP.

Purchase of Shares of Common Stock

Pursuant to procedures established by the committee, eligible employees may elect to have a portion of their compensation used to purchase shares of common stock. Purchase periods are established and purchases of shares of common stock are made on the last trading day of the purchase period with compensation amounts withheld from employees during the purchase period. Pursuant to procedures established by the committee,

40 | 2019 PROXY STATEMENT |

employees may withdraw with respect to a future purchase period. If an employee withdraws from a future purchase period, such employee may not recommence withholding of compensation for the purchase of shares of common stock until the following purchase period.

On each purchase date (the last trading day of each purchase period), any amounts withheld from an employee’s compensation during the applicable purchase period for purposes of the ESPP will be used to purchase the greatest number of whole shares of common stock that can be purchased with such amounts. The purchase price for a share of common stock will be the lesser of (i) 85% of the fair market value of a share of common stock on the first trading day of the purchase period and (ii) 85% of the fair market value of a share of common stock on the purchase date, unless the committee determines a higher percentage. For purposes of the ESPP, “fair market value” generally means the closing sales price of a share of common stock for the day. As of April 15, 2019, the closing sales price of a share of our common stock as reported on the NYSE was $25.09 per share.

The Code limits the aggregate fair market value of the shares of common stock (determined as of the beginning of the purchase period) that any employee in the United States may purchase under the ESPP during any calendar year to $25,000. In addition, an employee may purchase a maximum of 2,500 shares in any single purchase period, subject to adjustment as provided under the ESPP. Employees in the United States must notify us if shares of common stock are disposed of in a disposition that does not satisfy the holding period requirements of Section 423 of the Code (generally, as discussed below, two years from the beginning of the applicable purchase period). In addition, the committee may require employees to hold any shares purchased under the ESPP for a specified period of time from the purchase date.

We will pay the administrative costs associated with the operation of the ESPP. The employees will pay any brokerage commissions that result from their sales of shares of common stock.

We may deduct or withhold or require employees to pay to us any federal, state, local and other taxes we are required to withhold with respect to any event arising as a result of the ESPP. We may also deduct those amounts from the employees’ wages or compensation.

Effect of Certain Corporate Events

The ESPP provides for adjustment of the number of shares of common stock which may be granted under the ESPP as well as the purchase price per share of common stock and the number of shares of common stock covered by each purchase right for any increase or decrease in the number of shares of common stock resulting from a stock split, reverse stock split, stock dividend, extraordinary cash dividend, combination or reclassification of the common stock or recapitalization, reorganization, consolidation, split-up, spin-off or any other increase or decrease in the number of shares of common stock effected without receipt of consideration by us.

In the event of any corporate transaction, the committee may make such adjustments as it deems appropriate to prevent dilution or enlargement of rights in the ESPP, in the number, class of or price of shares of common stock available for purchase under the ESPP and in the number of shares of common stock which an employee is entitled to purchase and any other adjustments it deems appropriate. In the event of any such transaction, the committee may elect to have the purchase rights under the ESPP assumed or such purchase rights substituted by a successor entity, to set an earlier purchase date, prior to the consummation of such corporate transaction, to terminate all outstanding purchase rights either prior to their expiration or upon completion of the purchase of shares of common stock on the next purchase date, or to take such other action deemed appropriate by the committee.

Amendment or Termination

The Board may amend the ESPP at any time, provided such amendment does not cause rights issued under the portion of the ESPP for United States employees to fail to meet the requirements of Section 423 of the Code. Moreover, any amendment for which stockholder approval is required under Section 423 of the Code or any securities exchange on which the shares are traded must be submitted to the stockholders for approval. The Board may suspend or terminate the ESPP at any time.

| 2019 PROXY STATEMENT | 41

U.S. Federal Income Tax Consequences

The following discussion is only a brief summary of the United States federal income tax consequences to us and our employees under the portion of the ESPP applicable to employees in the United States. It is based on the Code as in effect as of the date of this proxy statement. The discussion relates only to United States federal income tax treatment; state, local, foreign, estate, gift and other tax consequences are not discussed. The summary is not intended to be a complete analysis or discussion of all potential tax consequences.

The amounts deducted from an employee’s pay pursuant to the ESPP will be included in the employee’s compensation and be subject to federal income and employment tax. Generally, no additional income will be recognized by the employee either at the beginning of the purchase period when purchase rights are granted pursuant to the ESPP or at the time the employee purchases shares of common stock pursuant to the ESPP.

If the shares of common stock are disposed of at least two years after the first day of the purchase period to which the shares of common stock relate and at least one year after the shares of common stock were acquired under the ESPP (the “holding period”), or if the employee dies while holding the shares of common stock, the employee (or in the case of the employee’s death, the employee’s estate) will recognize ordinary income in the year of disposition or death in an amount equal to the lesser of (a) the excess of the fair market value of the shares of common stock on the first trading day of the purchase period over the purchase price of the share of common stock, or (b) the excess of fair market value of the shares of common stock at the time of such disposition over the purchase price of the shares of common stock.

If the shares of common stock are sold or disposed of (including by way of most gifts) before the expiration of the holding period, the employee will recognize ordinary income in the year of sale or disposition in an amount equal to the excess of the sales price over the purchase price. Even if the shares of common stock are sold for less than their fair market value on the purchase date, the same amount of ordinary income is included in income.

In addition, the employee generally will recognize capital gain or loss in an amount equal to the difference between the amount realized upon the sale of shares of common stock and the employee’s tax basis in the shares of common stock (generally, the amount the employee paid for the shares of common stock plus the amount, if any, taxed as ordinary income). Capital gain or loss recognized on a disposition of shares of common stock will be long-term capital gain or loss if the employee’s holding period for the shares of common stock exceeds one year. The purchase date begins the holding period for determining whether the gain or loss realized is short or long term.

If the employee disposes of shares of common stock purchased pursuant to the ESPP after the holding period, we will not be entitled to any federal income tax deduction with respect to the shares of common stock issued under the ESPP. If the employee disposes of such shares of common stock prior to the expiration of the holding period, we generally will be entitled to a federal income tax deduction in an amount equal to the amount of ordinary income recognized by the employee as a result of such disposition.

New Plan Benefits

Participation in the ESPP is entirely within the discretion of the eligible employees. Because we cannot presently determine the participation levels by employees, the rate of contributions by employees and the eventual purchase price under the ESPP, it is not possible to determine the value of benefits which may be obtained by executive officers and other employees under the ESPP. Nonemployee directors are not eligible to participate in the ESPP.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR
APPROVAL OF THE CAI INTERNATIONAL, INC. 2019 EMPLOYEE STOCK PURCHASE PLAN.

42 | 2019 PROXY STATEMENT |

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table shows common stock ownership on March 21, 2019, except as otherwise noted, by:

•	each person known to us who beneficially owned more than 5% of our common stock;
•	each of the named executive officers named in the 2018 Summary Compensation Table above;
•	each of our current directors and director nominees; and
•	all of our current executive officers and directors as a group.

The number of shares beneficially owned by each entity or person is determined under the rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has the sole or shared voting power or investment power and also any shares that the individual has the right to acquire within 60 days of March 21, 2019 through the exercise of any stock option or other right. Percentage beneficially owned below is based on 18,447,731 shares of our common stock outstanding on March 21, 2019.

Unless otherwise indicated, the address for all persons named below is c/o CAI International, Inc., Steuart Tower, 1 Market Plaza, Suite 900, San Francisco, CA 94105.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Class Beneficially Owned
Beneficial Holders of 5% or More of our Common Stock:
Wellington Management Group LLP(1)	1,761,522	9.5%
Park West Asset Management LLC(2)	1,733,931	9.4%
Dimensional Fund Advisors LP(3)	1,718,240	9.3%
Wellington Trust Company, N.A.(4)	1,638,941	8.9%
BlackRock, Inc.(5)	1,239,028	6.7%
Andrew S. Ogawa(6)	1,063,587	5.8%
Mangrove Partners Master Fund, Ltd(7)	976,559	5.3%
Named Executive Officers, Directors and Director Nominees:
Victor M. Garcia(8)	275,040	1.5%
Kathryn G. Jackson	1,573	*
Andrew S. Ogawa(6)	1,063,587	5.8%
David G. Remington(9)	49,337	*
Gary M. Sawka(10)	90,541	*
Masaaki (John) Nishibori(11)	40,541	*
John H. Williford(12)	907	*
Timothy B. Page(13)	28,574	*
Camille G. Cutino(14)	13,323	*
Daniel J. Hallahan(15)	86,944	*
All directors and executive officers as a group (10 persons)(16)	1,650,367	8.9%
*	Less than 1%.
(1)	Based solely on a Schedule 13G/A filed with the SEC on February 12, 2019. The shares are beneficially owned by Wellington Management Group LLP and its subsidiaries and affiliates, Wellington Group Holdings LLP, Wellington Investment Advisors Holdings LLP and Wellington Management Company LLP. The address of Wellington Management Group LLP and its affiliates is c/o Wellington Management Company LLP, 280 Congress Street, Boston, Massachusetts 02210.
(2)	Based solely on a Schedule 13G/A filed with the SEC on February 14, 2019. The address for Park West Asset Management LLC is 900 Larkspur Landing Circle, Suite 165, Larkspur, California 94939.
(3)	Based solely on a Schedule 13G/A filed with the SEC on February 8, 2019. The address for Dimensional Fund Advisors LP is Building One, 6300 Bee Cave Road, Austin, Texas 78746.
(4)	Based solely on a Schedule 13G/A filed with the SEC on February 12, 2019. The address for Wellington Trust Company, N.A. is c/o Wellington Management Company LLP, 280 Congress Street, Boston, Massachusetts 02210.
(5)	Based solely on a Schedule 13G filed with the SEC on February 8, 2019. The shares are beneficially owned by BlackRock, Inc. and its subsidiaries and affiliates, including, BlackRock Advisors, LLC, BlackRock Asset Management Canada Limited, BlackRock Fund Advisors, BlackRock Asset Management Ireland Limited, BlackRock Institutional Trust Company, National Association, BlackRock Financial Management, Inc. and BlackRock Investment Management, LLC. The address of BlackRock, Inc. and each of the other entities listed above is 55 East 52nd Street, New York, NY 10055.
(6)	Mr. Ogawa beneficially owns 92,854 shares of our common stock in his own name, including 907 shares of restricted stock that fully vest within 60 days of March 21, 2019. Mr. Ogawa also beneficially owns (i) 712,433 shares held by the Mr. Ogawa as executor of the estate of Hiromitsu Ogawa and (ii) 258,300 shares held by the Andrew S. Ogawa GST Trust, of which Mr. Ogawa is the trustee.

| 2019 PROXY STATEMENT | 43

(7)	Based solely on a Schedule 13G filed with the SEC on February 28, 2019. The address for Mangrove Partners Master Fund, Ltd is c/o Maples Corporate Services, Ltd., PO Box 309, Ugland House, South Church Street, George Town, Grand Cayman, Cayman Islands KY1-1104.
(8)	Includes 223,537 shares issuable upon exercise of options that are fully exercisable within 60 days of March 21, 2019.
(9)	Includes 48,400 shares issuable upon exercise of options that are fully exercisable within 60 days of March 21, 2019.
(10)	Includes 90,000 shares issuable upon exercise of options that are fully exercisable within 60 days of March 21, 2019.
(11)	Includes 40,000 shares issuable upon exercise of options that are fully exercisable within 60 days of March 21, 2019.
(12)	Represents 907 shares of restricted stock that fully vest within 60 days of March 21, 2019.
(13)	Includes 27,370 shares issuable upon exercise of options that are fully exercisable within 60 days of March 21, 2019.
(14)	Includes 9,250 shares issuable upon exercise of options and vesting of restricted stock that are fully exercisable within 60 days of March 21, 2019.
(15)	Includes 28,042 shares issuable upon exercise of options that are fully exercisable within 60 days of March 21, 2019.
(16)	Includes 468,413 shares that executive officers and directors as a group have the right to acquire within 60 days of March 21, 2019 through the exercise of options and vesting of restricted stock.

44 | 2019 PROXY STATEMENT |

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our executive officers, directors and beneficial owners of more than 10% of our common stock to file reports of ownership and changes in ownership with the SEC. To our knowledge, based solely on a review of copies of such reports and written representations from our executive officers and directors that no other reports were required, we believe that during the year ended December 31, 2018, all reports required under Section 16(a) were timely filed, except for one Form 4 for Mr. Remington filed in April 2018 relating to a grant of restricted stock in January 2018.

| 2019 PROXY STATEMENT | 45

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

Share Repurchase from Andrew S. Ogawa

On May 1, 2018, we entered into a stock repurchase agreement with an affiliate of Andrew S. Ogawa, a member of the Board, pursuant to which we repurchased 1,225,214 shares of our common stock from the affiliate of Mr. Ogawa at $22.81 per share, which represented a 2% discount to the closing price on the date of purchase, for total proceeds to Mr. Ogawa of $27.9 million. This transaction was reviewed and approved by the Audit Committee pursuant to the policies and procedures for approving transactions with related persons, as set forth immediately below.

Policies and Procedures for Approving Transactions with Related Persons

Our Code of Business Conduct and Ethics, which applies to all our directors, officers, employees and agents, provides information concerning any related person transaction or other conflict of interest should be given to the Audit Committee Chairperson for review. Our Audit Committee reviews and approves any related person transactions. In addition, in accordance with the Audit Committee Charter, our Audit Committee, in executing the responsibilities delegated to it, reviews a summary of CAI’s transactions with its directors and officers and with firms that employ our directors, as well as any other material related person transactions, periodically, but no less frequently than annually. The Audit Committee consists entirely of disinterested, non-employee directors. A copy of our Code of Business Conduct and Ethics is available in the “Documents & Charters” portion of the Investors section of our website at www.capps.com.

OTHER MATTERS

We do not intend to bring before the Annual Meeting any matters other than the proposals specifically described above, and we know of no matters other than those to come before the Annual Meeting. If any other matters properly come before the Annual Meeting or any postponement or adjournment thereof, it is the intention of the persons named in the accompanying proxy to vote such proxy in accordance with the recommendation of our management on such matters, including any matters dealing with the conduct of the Annual Meeting.

BY ORDER OF THE BOARD OF DIRECTORS

Victor M. Garcia
President and Chief Executive Officer

San Francisco, California
April 18, 2019

46 | 2019 PROXY STATEMENT |

APPENDIX A

CAI INTERNATIONAL, INC.
2019 INCENTIVE PLAN

SECTION 1. PURPOSE

The purpose of the CAI International, Inc. 2019 Incentive Plan is to attract, retain and motivate employees, officers, directors, consultants, agents, advisors and independent contractors of the Company and its Related Companies by providing them the opportunity to acquire a proprietary interest in the Company and to align their interests and efforts to the long-term interests of the Company’s stockholders.

SECTION 2. DEFINITIONS

Certain capitalized terms used in the Plan have the meanings set forth in Appendix A.

SECTION 3. ADMINISTRATION

3.1	Administration of the Plan

The Plan shall be administered by the Board or the Compensation Committee, which shall be composed of two or more directors, each of whom shall qualify as a “non-employee director” within the meaning of Rule 16b-3(b)(3) promulgated under the Exchange Act, or any successor definition adopted by the Securities and Exchange Commission, and an “independent director” as defined under the New York Stock Exchange listing standards.

3.2	Delegation

Notwithstanding the foregoing, the Board may delegate responsibility for administering the Plan, including with respect to designated classes of Eligible Persons, to different committees consisting of one or more members of the Board, subject to such limitations as the Board deems appropriate, except with respect to Awards to Participants who are subject to Section 16 of the Exchange Act. Members of any committee shall serve for such term as the Board may determine, subject to removal by the Board at any time. To the extent consistent with applicable law, the Board or the Compensation Committee may authorize one or more officers of the Company to grant Awards to designated classes of Eligible Persons, within limits specifically prescribed by the Board or the Compensation Committee; provided, however, that no such officer shall have or obtain authority to grant Awards to himself or herself or to any person subject to Section 16 of the Exchange Act. All references in the Plan to the “Committee” shall be, as applicable, to the Board, the Compensation Committee or any other committee or any officer to whom the Board or the Compensation Committee has delegated authority to administer the Plan.

3.3	Administration and Interpretation by Committee
(a)	Except for the terms and conditions explicitly set forth in the Plan and to the extent permitted by applicable law, the Committee shall have full power and exclusive authority, subject to such orders or resolutions not inconsistent with the provisions of the Plan as may from time to time be adopted by the Board or a Committee composed of members of the Board, to (i) select the Eligible Persons to whom Awards may from time to time be granted under the Plan; (ii) determine the type or types of Award to be granted to each Participant under the Plan; (iii) determine the number of shares of Common Stock to be covered by each Award granted under the Plan; (iv) determine the terms and conditions of any Award granted under the Plan; (v) approve the forms of notice or agreement for use under the Plan; (vi) determine whether, to what extent and under what circumstances Awards may be settled in cash, shares of Common Stock or other property or canceled or suspended; (vii) interpret and administer the Plan and any instrument evidencing an Award, notice or agreement executed or entered into under the Plan; (viii) establish such rules and regulations as it shall deem appropriate for the proper administration of the Plan; (ix) delegate ministerial duties to such of the Company’s employees as it so determines; (x) determine whether, to what extent and under what circumstances cash, shares of Common Stock, other

| 2019 PROXY STATEMENT | A-1

property and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the Participant, subject to Section 409A of the Code and in accordance with Section 6.4 of the Plan; and (xi) make any other determination and take any other action that the Committee deems necessary or desirable for administration of the Plan.

(b)	In no event, however, shall the Board or the Committee have the right, without stockholder approval, to (i) cancel or amend outstanding Options or SARs for the purpose of repricing, replacing or regranting such Options or SARs with Options or SARs that have a purchase or grant price that is less than the purchase or grant price for the original Options or SARs except in connection with adjustments provided in Section 15, or (ii) issue an Option or SAR or amend an outstanding Option or SAR to provide for the grant or issuance of a new Option or SAR on exercise of the original Option or SAR.
(c)	The effect on the vesting of an Award of a Company-approved leave of absence or a Participant’s reduction in hours of employment or service working less than full-time shall be determined by the Company’s chief executive officer, human resources officer or other person performing that function or, with respect to directors or executive officers subject to the reporting requirements of Section 16(a) of the Exchange Act, by the Committee, whose determination shall be final.
(d)	Decisions of the Committee shall be final, conclusive and binding on all persons, including the Company, any Participant, any stockholder and any Eligible Person. A majority of the members of the Committee may determine its actions.

SECTION 4. SHARES SUBJECT TO THE PLAN

4.1	Authorized Number of Shares

Subject to adjustment from time to time as provided in Section 15.1, the number of shares of Common Stock available for issuance under the Plan shall be:

(a)	350,000 shares; plus
(b)	(i) any authorized shares available for issuance, and not issued or subject to outstanding awards, under the Company’s 2007 Equity Incentive Plan (the “Prior Plan”) on the Effective Date, which shall cease to be set aside or reserved for issuance pursuant to the Prior Plan, effective on the Effective Date, and shall instead be set aside and reserved for issuance pursuant to the Plan and (ii) any shares subject to outstanding awards under the Prior Plan on the Effective Date that cease to be subject to such awards following the Effective Date (other than by reason of exercise or settlement of the awards to the extent they are exercised for or settled in vested and nonforfeitable shares), which shall cease to be set aside or reserved for issuance pursuant to the Prior Plan, effective on the date upon which they cease to be so subject to such awards, and shall instead be set aside and reserved for issuance pursuant to the Plan, up to an aggregate maximum of 2,227,075 shares pursuant to clauses (i) and (ii) of this paragraph, subject to adjustment from time to time as provided in Section 15.1.

Shares issued under the Plan shall be drawn from authorized and unissued shares or shares now held or subsequently acquired by the Company as treasury shares.
4.2	Share Usage
(a)	Shares of Common Stock covered by an Award shall not be counted as used unless and until they are actually issued and delivered to a Participant. If any Award lapses, expires, terminates or is canceled prior to the issuance of shares thereunder or if shares of Common Stock are issued under the Plan to a Participant and thereafter are forfeited to or otherwise reacquired by the Company, the shares subject to such Awards and the forfeited or reacquired shares shall again be available for issuance under the Plan. Any shares of Common Stock (i) tendered by a Participant or retained by the Company as full or partial payment to the Company for the purchase price of an Award or to satisfy tax withholding obligations in connection with an Award, or (ii) covered by an Award that is settled in cash, or in a manner such that some or all of the shares of Common Stock covered by the Award are not issued, shall be available for Awards under the Plan. The number of shares of Common Stock available for issuance under the Plan shall not be reduced to reflect any dividends or dividend equivalents that are reinvested into additional shares of Common Stock or credited as additional shares of Common Stock subject or paid with respect to an Award.

A-2 | 2019 PROXY STATEMENT |

(b)	The Committee shall also, without limitation, have the authority to grant Awards as an alternative to or as the form of payment for grants or rights earned or due under other compensation plans or arrangements of the Company.
(c)	Notwithstanding anything in the Plan to the contrary, the Committee may grant Substitute Awards under the Plan. Substitute Awards shall not reduce the number of shares authorized for issuance under the Plan. In the event that an Acquired Entity has shares available for awards or grants under one or more preexisting plans not adopted in contemplation of such acquisition or combination, then, to the extent determined by the Committee, the shares available for grant pursuant to the terms of such preexisting plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to holders of common stock of the entities that are parties to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the number of shares of Common Stock authorized for issuance under the Plan; provided, however, that Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of such preexisting plans, absent the acquisition or combination, and shall only be made to individuals who were not employees or directors of the Company or a Related Company prior to such acquisition or combination. In the event that a written agreement between the Company and an Acquired Entity pursuant to which a merger or consolidation is completed is approved by the Board and that agreement sets forth the terms and conditions of the substitution for or assumption of outstanding awards of the Acquired Entity, those terms and conditions shall be deemed to be the action of the Committee without any further action by the Committee, except as may be required for compliance with Rule 16b-3 under the Exchange Act, and the persons holding such awards shall be deemed to be Participants.
(d)	Notwithstanding the other provisions in this Section 4.2, the maximum number of shares that may be issued upon the exercise of Incentive Stock Options shall equal the aggregate share number stated in Section 4.1, subject to adjustment as provided in Section 15.1.

SECTION 5. ELIGIBILITY

An Award may be granted to any employee, officer or director of the Company or a Related Company whom the Committee from time to time selects. An Award may also be granted to any consultant, agent, advisor or independent contractor for bona fide services rendered to the Company or any Related Company that (a) are not in connection with the offer and sale of the Company’s securities in a capital-raising transaction and (b) do not directly or indirectly promote or maintain a market for the Company’s securities. The foregoing are “Eligible Persons.”

SECTION 6. AWARDS

6.1	Form, Grant and Settlement of Awards

The Committee shall have the authority, in its sole discretion, to determine the type or types of Awards to be granted under the Plan. Such Awards may be granted either alone or in addition to or in tandem with any other type of Award. Any Award settlement may be subject to such conditions, restrictions and contingencies as the Committee shall determine.

6.2	Evidence of Awards

Awards granted under the Plan shall be evidenced by a written, including an electronic, instrument that shall contain such terms, conditions, limitations and restrictions as the Committee shall deem advisable and that are not inconsistent with the Plan.

6.3	Dividends and Distributions

Participants holding Awards may, if and to the extent the Committee so determines and sets forth in the instrument evidencing the Award at the time of grant, be credited with dividends paid with respect to the shares of Common Stock underlying an Award in a manner determined by the Committee in its sole discretion; provided, however, that all such dividends and dividend equivalents shall be subject to the same vesting schedule, restrictions and conditions as the underlying Award; and provided, further, that no Participant may

| 2019 PROXY STATEMENT | A-3

receive any payment of a dividend pursuant to any such arrangement unless and until the underlying Award vests. The Committee may apply any additional restrictions to the dividends or dividend equivalents that the Committee deems appropriate. The Committee, in its sole discretion, may determine the form of payment of dividends or dividend equivalents, including cash, shares of Common Stock, Restricted Stock or Stock Units. Notwithstanding the foregoing, the right to any dividends or dividend equivalents declared and paid on the number of shares underlying an Option or Stock Appreciation Right may not be contingent, directly or indirectly, on the exercise of the Option or a Stock Appreciation Right, and an Award providing a right to dividends or dividend equivalents declared and paid on the number of shares underlying an Option or a Stock Appreciation Right, the payment of which is not contingent upon, or otherwise payable on, the exercise of the Option or a Stock Appreciation Right, must comply with or qualify for an exemption under Section 409A.

6.4	Deferrals

The Committee may permit or require a Participant to defer receipt of the payment of any Award if and to the extent set forth in the instrument evidencing the Award at the time of grant. If any such deferral election is permitted or required, the Committee, in its sole discretion, shall establish rules and procedures for such payment deferrals, which may include the grant of additional Awards or provisions for the payment or crediting of interest or dividend equivalents, including converting such credits to deferred stock unit equivalents; provided, however, that the terms of any deferrals under this Section 6.4 shall comply with all applicable law, rules and regulations, including, without limitation, Section 409A.

SECTION 7. OPTIONS

7.1	Grant of Options

The Committee may grant Options designated as Incentive Stock Options or Nonqualified Stock Options.

7.2	Option Exercise Price

The exercise price for shares purchased under an Option shall be at least 100% of the Fair Market Value of the Common Stock on the Grant Date (and shall not be less than the minimum exercise price required by Section 422 of the Code with respect to Incentive Stock Options), except in the case of Substitute Awards.

7.3	Term of Options

Subject to earlier termination in accordance with the terms of the Plan and the instrument evidencing the Option, the maximum term of an Option shall be ten years from the Grant Date.

7.4	Exercise of Options

The Committee shall establish and set forth in each instrument that evidences an Option the time at which, or the installments in which, the Option shall vest and become exercisable, any of which provisions may be waived or modified by the Committee at any time.

To the extent an Option has vested and become exercisable, the Option may be exercised in whole or from time to time in part by delivery, as directed by the Company, to the Company or a brokerage firm designated or approved by the Company of a properly executed stock option exercise agreement or notice, in a form and in accordance with procedures established by the Company, setting forth the number of shares with respect to which the Option is being exercised, the restrictions imposed on the shares purchased under such exercise agreement or notice, if any, and such representations and agreements as may be required by the Committee, accompanied by payment in full as described in Sections 7.5 and 13. An Option may be exercised only for whole shares and may not be exercised for less than a reasonable number of shares at any one time, as determined by the Committee.

7.5	Payment of Exercise Price

The exercise price for shares purchased under an Option shall be paid in full, as directed by the Company, to the Company or a brokerage firm designated or approved by the Company by delivery of consideration equal to the product of the Option exercise price and the number of shares purchased. Such consideration must be paid before the Company will issue the shares being purchased and must be in a form or a combination of forms acceptable to the Committee for that purchase, which forms may include:

(a)	cash, check or wire transfer;

A-4 | 2019 PROXY STATEMENT |

(b)	having the Company withhold shares of Common Stock that would otherwise be issued on exercise of the Option that have an aggregate Fair Market Value equal to the aggregate exercise price of the shares being purchased under the Option;
(c)	tendering (either actually or, so long as the Common Stock is registered under Section 12(b) or 12(g) of the Exchange Act, by attestation) shares of Common Stock owned by the Participant that have an aggregate Fair Market Value equal to the aggregate exercise price of the shares being purchased under the Option;
(d)	so long as the Common Stock is registered under Section 12(b) or 12(g) of the Exchange Act, and to the extent permitted by law, delivery of a properly executed exercise agreement or notice, together with irrevocable instructions to a brokerage firm designated or approved by the Company to deliver promptly to the Company the aggregate amount of proceeds to pay the Option exercise price and any withholding tax obligations that may arise in connection with the exercise, all in accordance with the regulations of the Federal Reserve Board; or
(e)	such other consideration as the Committee may permit.
7.6	Effect of Termination of Service

The Committee shall establish and set forth in each instrument that evidences an Option whether the Option shall continue to be exercisable, and the terms and conditions of such exercise, after a Termination of Service, any of which provisions may be waived or modified by the Committee at any time, provided that any such waiver or modification shall satisfy the requirements for exemption under Section 409A.

If the exercise of the Option following a Participant’s Termination of Service, but while the Option is otherwise exercisable, would be prohibited solely because the issuance of Common Stock would violate either the registration requirements under the Securities Act or the Company’s insider trading policy, then the Option shall remain exercisable until the earlier of (a) the Option Expiration Date and (b) the expiration of a period of three months (or such other period of time as determined by the Committee in its sole discretion) after the Participant’s Termination of Service during which the exercise of the Option would not be in violation of the Securities Act or the Company’s insider trading policy requirements.

SECTION 8. INCENTIVE STOCK OPTION LIMITATIONS

Notwithstanding any other provisions of the Plan, the terms and conditions of any Incentive Stock Options shall in addition comply in all respects with Section 422 of the Code, or any successor provision, and any applicable regulations thereunder, including, to the extent required thereunder. If the stockholders of the Company do not approve the Plan within 12 months after the Board’s adoption of the Plan, any Incentive Stock Options granted under the Plan will be treated as Nonqualified Stock Options.

SECTION 9. STOCK APPRECIATION RIGHTS

9.1	Grant of Stock Appreciation Rights

The Committee may grant Stock Appreciation Rights to Participants at any time on such terms and conditions as the Committee shall determine in its sole discretion. A SAR may be granted in tandem with an Option or alone (“freestanding”). The grant price of a tandem SAR shall be equal to the exercise price of the related Option. The grant price of a freestanding SAR shall be established in accordance with procedures for Options set forth in Section 7.2. A SAR may be exercised upon such terms and conditions and for the term as the Committee determines in its sole discretion; provided, however, that, subject to earlier termination in accordance with the terms of the Plan and the instrument evidencing the SAR, the maximum term of a freestanding SAR shall be ten years, and in the case of a tandem SAR, (a) the term shall not exceed the term of the related Option and (b) the tandem SAR may be exercised for all or part of the shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option, except that the tandem SAR may be exercised only with respect to the shares for which its related Option is then exercisable.

9.2	Payment of SAR Amount

Upon the exercise of an SAR, a Participant shall be entitled to receive payment in an amount determined by multiplying: (a) the difference between the Fair Market Value of the Common Stock on the date of exercise over

| 2019 PROXY STATEMENT | A-5

the grant price of the SAR by (b) the number of shares with respect to which the SAR is exercised. At the discretion of the Committee as set forth in the instrument evidencing the Award, the payment upon exercise of an SAR may be in cash, in shares, in some combination thereof or in any other manner approved by the Committee in its sole discretion.

9.3	Post-Termination Exercise

The Committee shall establish and set forth in each instrument that evidences a freestanding SAR whether the SAR shall continue to be exercisable, and the terms and conditions of such exercise, after a Termination of Service, any of which provisions may be waived or modified by the Committee at any time, provided that any such waiver or modification shall satisfy the requirements under Section 409A.

9.4	Waiver of Restrictions

Subject to Section 18.5, the Committee, in its sole discretion, may waive any other terms, conditions or restrictions on any SAR under such circumstances and subject to such terms and conditions as the Committee shall deem appropriate; provided, that any such waiver shall satisfy the requirements under Section 409A.

SECTION 10. STOCK AWARDS, RESTRICTED STOCK AND STOCK UNITS

10.1	Grant of Stock Awards, Restricted Stock and Stock Units

The Committee may grant Stock Awards, Restricted Stock and Stock Units on such terms and conditions and subject to such repurchase or forfeiture restrictions, if any, which may be based on continuous service with the Company or a Related Company or the achievement of any performance goals, as the Committee shall determine in its sole discretion, which terms, conditions and restrictions shall be set forth in the instrument evidencing the Award.

10.2	Vesting of Restricted Stock and Stock Units

Upon the satisfaction of any terms, conditions and restrictions prescribed with respect to Restricted Stock or Stock Units, or upon a Participant’s release from any terms, conditions and restrictions of Restricted Stock or Stock Units, as determined by the Committee, and subject to the provisions of Section 13, (a) the shares of Restricted Stock covered by each Award of Restricted Stock shall become freely transferable by the Participant, and (b) Stock Units shall be paid in shares of Common Stock or, if set forth in the instrument evidencing the Awards, in cash or a combination of cash and shares of Common Stock. Any fractional shares subject to such Awards shall be paid to the Participant in cash.

10.3	Waiver of Restrictions

Subject to Section 18.5, the Committee, in its sole discretion, may waive the repurchase or forfeiture period and any other terms, conditions or restrictions on any Restricted Stock or Stock Unit under such circumstances and subject to such terms and conditions as the Committee shall deem appropriate.

SECTION 11. PERFORMANCE AWARDS

11.1	Performance Shares

The Committee may grant Awards of Performance Shares, designate the Participants to whom Performance Shares are to be awarded and determine the number of Performance Shares and the terms and conditions of each such Award. Performance Shares shall consist of a unit valued by reference to a designated number of shares of Common Stock, the value of which may be paid to the Participant by delivery of shares of Common Stock or, if set forth in the instrument evidencing the Award, of such property as the Committee shall determine, including, without limitation, cash, shares of Common Stock, other property, or any combination thereof, upon the attainment of performance goals, as established by the Committee, and other terms and conditions specified by the Committee. Subject to Section 16, the amount to be paid under an Award of Performance Shares may be adjusted on the basis of such further consideration as the Committee shall determine in its sole discretion.

A-6 | 2019 PROXY STATEMENT |

11.2	Performance Units

The Committee may grant Awards of Performance Units, designate the Participants to whom Performance Units are to be awarded and determine the number of Performance Units and the terms and conditions of each such Award. Performance Units shall consist of a unit valued by reference to a designated amount of property other than shares of Common Stock, which value may be paid to the Participant by delivery of such property as the Committee shall determine, including, without limitation, cash, shares of Common Stock, other property, or any combination thereof, upon the attainment of performance goals, as established by the Committee, and other terms and conditions specified by the Committee. Subject to Section 18.5, the amount to be paid under an Award of Performance Units may be adjusted on the basis of such further consideration as the Committee shall determine in its sole discretion.

SECTION 12. OTHER STOCK OR CASH-BASED AWARDS

Subject to the terms of the Plan and such other terms and conditions as the Committee deems appropriate, the Committee may grant other incentives payable in cash or in shares of Common Stock under the Plan.

SECTION 13. WITHHOLDING

The Company may require the Participant to pay to the Company the amount of (a) any taxes that the Company is required by applicable federal, state, local or foreign law to withhold with respect to the grant, vesting or exercise of an Award (“tax withholding obligations”) and (b) any amounts due from the Participant to the Company or to any Related Company (“other obligations”) to the extent such amounts are not “deferred compensation” within the meaning of Section 409A. The Company shall not be required to issue any shares of Common Stock or otherwise settle an Award under the Plan until such tax withholding obligations and other obligations are satisfied.

The Committee may permit or require a Participant to satisfy all or part of the Participant’s tax withholding obligations and other obligations by (a) paying cash to the Company, (b) having the Company withhold an amount from any cash amounts otherwise due or to become due from the Company to the Participant, (c) having the Company withhold a number of shares of Common Stock that would otherwise be issued to the Participant (or become vested, in the case of Restricted Stock) having a Fair Market Value equal to the tax withholding obligations and other obligations, or (d) surrendering a number of shares of Common Stock the Participant already owns having a value equal to the tax withholding obligations and other obligations. To the extent required to avoid adverse financial accounting consequences to the Company, the value of the shares so withheld or tendered may not exceed the employer’s minimum required tax withholding rate.

SECTION 14. ASSIGNABILITY

No Award or interest in an Award may be sold, assigned, pledged (as collateral for a loan or as security for the performance of an obligation or for any other purpose) or transferred by a Participant or made subject to attachment or similar proceedings otherwise than by will or by the applicable laws of descent and distribution, except to the extent permitted by the Company, the Participant may designate one or more beneficiaries on a Company-approved form who may exercise the Award or receive payment under the Award after the Participant’s death. During a Participant’s lifetime, an Award may be exercised only by the Participant. Notwithstanding the foregoing and to the extent permitted by Section 422 of the Code, the Committee, in its sole discretion, may permit a Participant to assign or transfer an Award subject to such terms and conditions as the Committee shall specify.

SECTION 15. ADJUSTMENTS

15.1	Adjustment of Shares

In the event, at any time or from time to time, a stock dividend, stock split, spin-off, combination or exchange of shares, recapitalization, merger, consolidation, distribution to stockholders other than a normal cash dividend, or other change in the Company’s corporate or capital structure results in (a) the outstanding shares of Common Stock, or any securities exchanged therefor or received in their place, being exchanged for a different number or kind of securities of the Company or (b) new, different or additional securities of the Company or any other company being received by the holders of shares of Common Stock, then the Committee shall make proportional

| 2019 PROXY STATEMENT | A-7

adjustments in (i) the maximum number and kind of securities available for issuance under the Plan; (ii) the maximum number and kind of securities issuable as Incentive Stock Options as set forth in Section 4.2; (iii) the maximum number and kind of securities set forth in Section 16.3; and (iv) the number and kind of securities that are subject to any outstanding Award and the per share price of such securities, without any change in the aggregate price to be paid therefor. The determination by the Committee, as to the terms of any of the foregoing adjustments shall be conclusive and binding.

Notwithstanding the foregoing, the issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services rendered, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, outstanding Awards. Also notwithstanding the foregoing, a dissolution or liquidation of the Company or a Company Transaction shall not be governed by this Section 15.1 but shall be governed by Sections 15.2 and 15.3, respectively.

15.2	Dissolution or Liquidation

To the extent not previously exercised or settled, and unless otherwise determined by the Committee in its sole discretion, Awards shall terminate immediately prior to the dissolution or liquidation of the Company. To the extent a vesting condition, forfeiture provision or repurchase right applicable to an Award has not been waived by the Committee, the Award shall be forfeited immediately prior to the consummation of the dissolution or liquidation.

15.3	Company Transaction; Change in Control
15.3.1	Effect of a Change in Control

Notwithstanding any other provision of the Plan to the contrary, unless the Committee shall determine otherwise in the instrument evidencing the Award or in a written employment, services or other agreement between the Participant and the Company or a Related Company, in the event of a Change in Control:

(i)	All outstanding Awards, other than Performance Shares and Performance Units, shall become fully and immediately vested and exercisable and all applicable deferral and restriction limitations or forfeiture provisions shall lapse immediately prior to the Company Transaction and shall terminate at the effective time of the Change in Control, and any such Awards constituting “deferred compensation” within the meaning of Section 409A shall be paid within 60 days following the effective date of the Change in Control; provided, however, that with respect to a Change in Control that is a Company Transaction, such Awards, other than Awards constituting “deferred compensation” within the meaning of Section 409A, shall become fully and immediately exercisable, and all applicable deferral and restriction limitations or forfeiture provisions shall lapse, only if and to the extent such Awards are not converted, assumed or replaced by the Successor Company.

For the purposes of this Section 15.3.1, an Award shall be considered converted, assumed or replaced by the Successor Company if following the Company Transaction the option or right confers the right to purchase or receive, for each share of Common Stock subject to the Award immediately prior to the Company Transaction, the consideration (whether stock, cash or other securities or property) received in the Company Transaction by holders of Common Stock for each share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares); provided, however, that if such consideration received in the Company Transaction is not solely common stock of the Successor Company, the Committee may, with the consent of the Successor Company, provide for the consideration to be received upon the exercise of the Option, for each share of Common Stock subject thereto, to be solely common stock of the Successor Company substantially equal in fair market value to the per share consideration received by holders of Common Stock in the Company Transaction. The determination of such substantial equality of value of consideration shall be made by the Committee, and its determination shall be conclusive and binding.
(ii)	The target payout opportunities attainable under all outstanding Stock Awards and Stock Units with restrictions based on performance criteria, Performance Shares, and Performance Units shall be deemed to

A-8 | 2019 PROXY STATEMENT |

have been fully earned based on targeted performance being attained as of the effective date of the Change in Control, and such Awards shall be paid within 60 days following the effective date of the Change in Control.

(iii)	Notwithstanding the foregoing, the Committee, in its sole discretion, may instead provide in the event of a Change in Control that is a Company Transaction that a Participant’s outstanding Awards shall terminate upon or immediately prior to such Company Transaction and that such Participant shall receive, in exchange therefor, a cash payment equal to the amount (if any) by which (x) the value of the per share consideration received by holders of Common Stock in the Company Transaction, or, in the event the Company Transaction is one of the transactions listed under subsection (c) in the definition of Company Transaction or otherwise does not result in direct receipt of consideration by holders of Common Stock, the value of the deemed per share consideration received, in each case as determined by the Committee in its sole discretion, multiplied by the number of shares of Common Stock subject to such outstanding Awards (to the extent then vested and exercisable or whether or not then vested and exercisable, as determined by the Committee in its sole discretion) exceeds (y) if applicable, the respective aggregate exercise price or grant price for such Awards.
15.4	Further Adjustment of Awards

Subject to Sections 15.2 and 15.3, the Committee shall have the discretion, exercisable at any time before a sale, merger, consolidation, reorganization, liquidation, dissolution or change in control of the Company, as defined by the Committee, to take such further action as it determines to be necessary or advisable with respect to Awards. Such authorized action may include (but shall not be limited to) establishing, amending or waiving the type, terms, conditions or duration of, or restrictions on, Awards so as to provide for earlier, later, extended or additional time for exercise, lifting restrictions and other modifications, and the Committee may take such actions with respect to all Participants, to certain categories of Participants or only to individual Participants. The Committee may take such action before or after granting Awards to which the action relates and before or after any public announcement with respect to such sale, merger, consolidation, reorganization, liquidation, dissolution or change in control that is the reason for such action.

15.5	No Limitations

The grant of Awards shall in no way affect the Company’s right to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

15.6	Fractional Shares

In the event of any adjustment in the number of shares covered by any Award, each such Award shall cover only the number of full shares resulting from such adjustment.

15.7	Section 409A

Notwithstanding anything in this Plan to the contrary, (a) any adjustments made pursuant to this Section 15 to Awards that are considered “deferred compensation” within the meaning of Section 409A shall be made in compliance with the requirements of Section 409A; (b) any adjustments made pursuant to this Section 15 to Awards that are not considered “deferred compensation” subject to Section 409A shall be made in such a manner as to ensure that after such adjustment the Awards either (i) continue not to be subject to Section 409A or (ii) comply with the requirements of Section 409A; and (c) in any event, the Committee shall not have the authority to make any adjustments pursuant to Section 15 to the extent the existence of such authority would cause an Award that is not intended to be subject to Section 409A at the time of grant to be subject thereto.

SECTION 16. PERFORMANCE GOALS AND LIMITATIONS ON AWARDS

The Committee may, at the time of grant of an Award determine that the vesting and/or payment pursuant to the Award shall be conditioned on the attainment for the specified Performance Period of specified performance targets related to designated performance goals for such period selected by the Committee from among the Performance Criteria specified in Section 16.1.

| 2019 PROXY STATEMENT | A-9

16.1	Performance Criteria

If the Committee determines that an Award shall be subject to this Section 16, then the lapsing of restrictions thereon and the distribution of cash, shares of Common Stock or other property pursuant thereto, as applicable, shall be subject to the achievement of one or more objective performance goals established by the Committee, which shall be based on the attainment of specified levels of “performance criteria” specified by the Committee at the time awards are granted for the Company as a whole or any business unit of the Company, as reported or calculated by the Company. Performance criteria that the Committee may select shall include without limitation: net earnings or net income (before or after taxes); earnings per share (basic or fully diluted); net sales growth or bookings growth; revenues; gross margin; operating profit or income (including or excluding depreciation, amortization, extraordinary items, restructuring charges or other expenses); return measures (including, but not limited to, return on assets, capital, net capital utilized, equity or sales); working capital; cash flow (including, but not limited to, operating cash flow, free cash flow or cash flow return on capital); earnings before or after taxes, interest, depreciation and/or amortization; gross or operating profit; cost control; strategic initiatives; market share; improvements in capital structure; productivity ratios; share price (including, but not limited to, growth measures and total stockholder return); expense targets; margins; operating efficiency or margins; capital efficiency; strategic targets; economic profit; employee or customer satisfaction, services performance, subscriber, cash management or asset management metrics; working capital targets; cash value added (“CVA”); or market or economic value added (“EVA”) (together, the “Performance Criteria”).

Such performance goals also may be based on the achievement of specified levels of Company performance (or performance of an applicable affiliate or business unit of the Company) under one or more of the Performance Criteria described above relative to the performance of other corporations. The Committee may provide in any such Award that any evaluation of performance may include or exclude any of the following events that occurs during a Performance Period: (a) asset write-downs, (b) litigation or claim judgments or settlements, (c) the effect of changes in tax laws, accounting principles, or other laws or provisions affecting reported results, (d) any reorganization and restructuring programs, (e) extraordinary nonrecurring items as described in Accounting Principles Board Opinion No. 30 and/or in Management’s Discussion and Analysis of Financial Condition and Results of Operations appearing in the Company’s annual report to stockholders for the applicable year, (f) acquisitions or divestitures, (g) foreign exchange gains and losses, (h) gains and losses on asset sales, and (i) other factors that the Committee (in its discretion) deems to affect the fairness of a formulaic outcome.

16.2	Committee Certification and Authority

After the completion of each Performance Period, the Committee shall certify the extent to which any Performance Criteria has been satisfied, and the amount payable as a result thereof, prior to payment, settlement or vesting of any Award subject to this Section 16.

The Committee shall have the power to impose such other restrictions on Awards subject to this Section 16 as it may deem necessary or appropriate.

16.3	Limitations
16.3.1	Limitations on Awards to Participants

Subject to adjustment from time to time as provided in Section 15.1, no Participant may be granted Awards other than Performance Units in any calendar year period with respect to more than 600,000 shares of Common Stock for such Award; except that the Company may make additional onetime grants of such Awards for up to 400,000 shares to newly hired or newly promoted individuals, and the maximum dollar value payable with respect to Performance Units or other awards payable in cash in any one calendar year is $4,000,000.

16.3.2	Limitations on Awards to Nonemployee Directors

Notwithstanding any other provision of this Plan to the contrary, the aggregate value of cash compensation and the grant date fair value of shares of Common Stock (computed as of the date of grant in accordance with applicable financial accounting rules) that may be awarded or granted during any calendar-year period to any Nonemployee Director in respect of the director’s service as a member of the Board shall not exceed $700,000 (excluding awards made pursuant to deferred compensation arrangements in lieu of all or a portion of cash retainer fees). The Board may at any time provide any Nonemployee Director with a retainer or other fee in addition to the amount stated above, including for service on a specific purpose committee or for any other special service, in each case determined in the discretion of the Board.

A-10 | 2019 PROXY STATEMENT |

SECTION 17. AMENDMENT AND TERMINATION

17.1	Amendment, Suspension or Termination

The Board or the Committee may amend, suspend or terminate the Plan or any portion of the Plan at any time and in such respects as it shall deem advisable; provided, however, that, to the extent required by applicable law, regulation or stock exchange rule, stockholder approval shall be required for any amendment to the Plan; and provided, further, that any amendment that requires stockholder approval may be made only by the Board. Subject to Section 17.3, the Committee may amend the terms of any outstanding Award, prospectively or retroactively.

17.2	Term of the Plan

The Plan shall have no fixed expiration date. After the Plan is terminated, no future Awards may be granted, but Awards previously granted shall remain outstanding in accordance with their applicable terms and conditions and the Plan’s terms and conditions. Notwithstanding the foregoing, no Incentive Stock Options may be granted more than ten years after the later of (a) the Effective Date and (b) the date of approval by the stockholders of any amendment to the Plan that constitutes the adoption of a new plan for purposes of Section 422 of the Code.

17.3	Consent of Participant

The amendment, suspension or termination of the Plan or a portion thereof or the amendment of an outstanding Award shall not, without the Participant’s consent, materially adversely affect any rights under any Award theretofore granted to the Participant under the Plan. Any change or adjustment to an outstanding Incentive Stock Option shall not, without the consent of the Participant, be made in a manner so as to constitute a “modification” that would cause such Incentive Stock Option to fail to continue to qualify as an Incentive Stock Option. Notwithstanding the foregoing, any adjustments made pursuant to Section 15 shall not be subject to these restrictions.

Subject to Section 18.5, the Board shall have broad authority to amend the Plan or any outstanding Award without the consent of a Participant to the extent the Board deems necessary or advisable to (a) comply with, or take into account, changes in applicable tax laws, securities laws, accounting rules and other applicable law, rules and regulations or (b) to ensure that an Award is not subject to additional taxes, interest or penalties under Section 409A of the Code.

SECTION 18. GENERAL

18.1	No Individual Rights

No individual or Participant shall have any claim to be granted any Award under the Plan, and the Company has no obligation for uniformity of treatment of Participants under the Plan.

Furthermore, nothing in the Plan or any Award granted under the Plan shall be deemed to constitute an employment contract or confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the Company or any Related Company or limit in any way the right of the Company or any Related Company to terminate a Participant’s employment or other relationship at any time, with or without cause.

18.2	Issuance of Shares

Notwithstanding any other provision of the Plan, the Company shall have no obligation to issue or deliver any shares of Common Stock under the Plan or make any other distribution of benefits under the Plan unless, in the opinion of the Company’s counsel, such issuance, delivery or distribution would comply with all applicable laws (including, without limitation, the requirements of the Securities Act or the laws of any state or foreign jurisdiction) and the applicable requirements of any securities exchange or similar entity.

The Company shall be under no obligation to any Participant to register for offering or resale or to qualify for exemption under the Securities Act, or to register or qualify under the laws of any state or foreign jurisdiction, any shares of Common Stock, security or interest in a security paid or issued under, or created by, the Plan, or to continue in effect any such registrations or qualifications if made.

| 2019 PROXY STATEMENT | A-11

As a condition to the exercise of an Option or any other receipt of Common Stock pursuant to an Award under the Plan, the Company may require (a) the Participant to represent and warrant at the time of any such exercise or receipt that such shares are being purchased or received only for the Participant’s own account and without any present intention to sell or distribute such shares and (b) such other action or agreement by the Participant as may from time to time be necessary to comply with the federal, state and foreign securities laws. At the option of the Company, a stop-transfer order against any such shares may be placed on the official stock books and records of the Company, and a legend indicating that such shares may not be pledged, sold or otherwise transferred, unless an opinion of counsel is provided (concurred in by counsel for the Company) stating that such transfer is not in violation of any applicable law or regulation, may be stamped on stock certificates to ensure exemption from registration. The Committee may also require the Participant to execute and deliver to the Company a purchase agreement or such other agreement as may be in use by the Company at such time that describes certain terms and conditions applicable to the shares.

To the extent the Plan or any instrument evidencing an Award provides for issuance of stock certificates to reflect the issuance of shares of Common Stock, the issuance may be effected on a noncertificated basis, to the extent not prohibited by applicable law or the applicable rules of any stock exchange.

18.3	Indemnification

Each person who is or shall have been a member of the Board, or a committee appointed by the Board, or an officer of the Company to whom authority was delegated in accordance with Section 3, shall be indemnified and held harmless by the Company against and from any loss, cost, liability or expense that may be imposed upon or reasonably incurred by such person in connection with or resulting from any claim, action, suit or proceeding to which such person may be a party or in which such person may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by such person in settlement thereof, with the Company’s approval, or paid by such person in satisfaction of any judgment in any such claim, action, suit or proceeding against such person; provided, however, that such person shall give the Company an opportunity, at its own expense, to handle and defend the same before such person undertakes to handle and defend it on such person’s own behalf, unless such loss, cost, liability or expense is a result of such person’s own willful misconduct or except as expressly provided by statute.

The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such person may be entitled under the Company’s certificate of incorporation or bylaws, as a matter of law, or otherwise, or of any power that the Company may have to indemnify or hold harmless.

18.4	No Rights as a Stockholder

Unless otherwise provided by the Committee or in the instrument evidencing the Award or in a written employment, services or other agreement, no Award, other than a Stock Award, shall entitle the Participant to any cash dividend, voting or other right of a stockholder unless and until the date of issuance under the Plan of the shares that are the subject of such Award.

18.5	Compliance with Laws and Regulations
(a)	In interpreting and applying the provisions of the Plan, any Option granted as an Incentive Stock Option pursuant to the Plan shall, to the extent permitted by law, be construed as an “incentive stock option” within the meaning of Section 422 of the Code, although the Company makes no representations that any Option granted as an Incentive Stock Option will maintain such qualification.
(b)	The Plan and Awards granted under the Plan are intended to be exempt from the requirements of Code Section 409A to the maximum extent possible, whether pursuant to the short-term deferral exception described in Treasury Regulation Section 1.409A-1(b)(4), the involuntary separation pay plan exception described in Treasury Regulation Section 1.409A-1(b)(9)(iii), or otherwise. To the extent Code Section 409A is applicable to the Plan or any Award granted under the Plan, it is intended that the Plan and any Awards granted under the Plan comply with the deferral, payout and other limitations and restrictions imposed under Code Section 409A. Notwithstanding any other provision of the Plan or any Award granted under the Plan to the contrary, the Plan and any Award granted under the Plan shall be interpreted, operated and administered in a manner consistent with such intentions. Without limiting the generality of the foregoing, and notwithstanding any other provision of the Plan or any Award granted

A-12 | 2019 PROXY STATEMENT |

under the Plan to the contrary, with respect to any payments and benefits under the Plan or any Award granted under the Plan to which Code Section 409A applies, all references in the Plan or any Award granted under the Plan to the termination of the Participant’s employment or service are intended to mean the Participant’s “separation from service,” within the meaning of Code Section 409A(a)(2)(A)(i). In addition, if the Participant is a “specified employee,” within the meaning of Code Section 409A, then to the extent necessary to avoid subjecting the Participant to the imposition of any additional tax under Code Section 409A, amounts that would otherwise be payable under the Plan or any Award granted under the Plan during the six-month period immediately following the Participant’s “separation from service,” within the meaning of Code Section 409A(a)(2)(A)(i), shall not be paid to the Participant during such period, but shall instead be accumulated and paid to the Participant (or, in the event of the Participant’s death, the Participant’s estate) in a lump sum on the first business day after the earlier of the date that is six months following the Participant’s separation from service or the Participant’s death. Notwithstanding any other provision in the Plan, the Committee, to the extent it deems necessary or advisable in its sole discretion, reserves the right, but shall not be required, to unilaterally amend or modify the Plan and any Award granted under the Plan so that the Award qualifies for exemption from or complies with Section 409A; provided, however, that the Committee makes no representations that Awards granted under the Plan shall be exempt from or comply with Section 409A and makes no undertaking to preclude Section 409A from applying to Awards granted under the Plan.

18.6	Participants in Other Countries or Jurisdictions

Without amending the Plan, the Committee may grant Awards to Eligible Persons who are foreign nationals on such terms and conditions different from those specified in the Plan as may, in the judgment of the Committee, be necessary or desirable to foster and promote achievement of the purposes of the Plan and shall have the authority to adopt, amend or rescind such modifications, procedures, subplans and the like as may be necessary or desirable to comply with provisions of the laws or regulations of other countries or jurisdictions in which the Company or any Related Company may operate or where Participants may reside to ensure the viability of the benefits from Awards granted to Participants employed in such countries or jurisdictions, meet the requirements that permit the Plan to operate in a qualified or tax-efficient manner, comply with applicable foreign laws or regulations and meet the objectives of the Plan.

18.7	No Trust or Fund

The Plan is intended to constitute an “unfunded” plan. Nothing contained herein shall require the Company to segregate any monies or other property, or shares of Common Stock, or to create any trusts, or to make any special deposits for any immediate or deferred amounts payable to any Participant, and no Participant shall have any rights that are greater than those of a general unsecured creditor of the Company.

18.8	Successors

All obligations of the Company under the Plan with respect to Awards shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all the business and/or assets of the Company.

18.9	Severability

If any provision of the Plan or any Award is determined to be invalid, illegal or unenforceable in any jurisdiction, or as to any person, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or, if it cannot be so construed or deemed amended without, in the Committee’s determination, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, person or Award, and the remainder of the Plan and any such Award shall remain in full force and effect.

18.10	Choice of Law and Venue

The Plan, all Awards granted thereunder and all determinations made and actions taken pursuant hereto, to the extent not otherwise governed by the laws of the United States, shall be governed by the laws of the State of California without giving effect to principles of conflicts of law. Participants irrevocably consent to the nonexclusive jurisdiction and venue of the state and federal courts located in the State of California.

| 2019 PROXY STATEMENT | A-13

18.11	Legal Requirements

The granting of Awards and the issuance of shares of Common Stock under the Plan are subject to all applicable laws, rules and regulations and to such approvals by any governmental agencies or national securities exchanges as may be required.

SECTION 19. EFFECTIVE DATE

The effective date (the “Effective Date”) is the date on which the Plan is approved by the stockholders of the Company.

A-14 | 2019 PROXY STATEMENT |

APPENDIX A TO 2019 INCENTIVE PLAN

DEFINITIONS

As used in the Plan,

“Acquired Entity” means any entity acquired by the Company or a Related Company or with which the Company or a Related Company merges or combines.

“Award” means any Option, Stock Appreciation Right, Stock Award, Restricted Stock, Stock Unit, Performance Share, Performance Unit, dividend equivalent, cash-based award or other incentive payable in cash or in shares of Common Stock as may be designated by the Committee from time to time.

“Board” means the Board of Directors of the Company.

“Cause,” unless otherwise defined in the instrument evidencing an Award or in a written employment, services or other agreement between the Participant and the Company or a Related Company, means dishonesty, fraud, serious or willful misconduct, unauthorized use or disclosure of confidential information or trade secrets, or conduct prohibited by law (except minor violations), in each case as determined by the Company’s chief human resources officer or other person performing that function or, in the case of directors and executive officers, the Compensation Committee, whose determination shall be conclusive and binding.

“Change in Control,” unless the Committee determines otherwise in the instrument evidencing the Award or unless otherwise defined for purposes of an Award in a written employment, services or other agreement between the Participant and the Company or a Related Company, means the occurrence of any of the following events:

(a)	an acquisition by any Entity of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than 50% of either (1) the then outstanding shares of common stock of the Company (the “Outstanding Company Common Stock”) or (2) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”), provided, however, that the following acquisitions shall not constitute a Change in Control: (i) any acquisition directly from the Company, other than an acquisition by virtue of the exercise of a conversion privilege where the security being so converted was not acquired directly from the Company by the party exercising the conversion privilege, (ii) any acquisition by the Company, (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Related Company, (iv) an acquisition by any Entity pursuant to a transaction that meets the conditions of clauses (i), (ii) and (iii) set forth in the definition of Company Transaction, or (v) a Related Party Transaction; or
(b)	a change in the composition of the Board during any two-year period such that the individuals who, as of the beginning of such two-year period, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that for purposes of this definition, any individual who becomes a member of the Board subsequent to the beginning of the two-year period, whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least two-thirds of those individuals who are members of the Board and who were also members of the Incumbent Board (or deemed to be such pursuant to this proviso) shall be considered as though such individual were a member of the Incumbent Board; and provided further, however, that any such individual whose initial assumption of office occurs as a result of or in connection with an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of an Entity other than the Board shall not be considered a member of the Incumbent Board.

“Change in Control Exercise Period” has the meaning set forth in Section 15.3.3.

“Code” means the U. S. Internal Revenue Code of 1986, as amended from time to time.

“Committee” has the meaning set forth in Section 3.2.

“Common Stock” means the common stock, par value $0.0001 per share, of the Company.

“Company” means CAI International, Inc., a Delaware corporation.

| 2019 PROXY STATEMENT | A-15

“Company Transaction,” unless otherwise defined in the instrument evidencing the Award or unless otherwise defined for purposes of an Award in a written employment, services or other agreement between the Participant and the Company or a Related Company, means consummation of:

(a)	a merger or consolidation of the Company with or into any other company or other entity;
(b)	a sale in one transaction or a series of transactions undertaken with a common purpose of all of the Company’s outstanding voting securities; or
(c)	a sale, lease, exchange or other transfer in one transaction or a series of related transactions undertaken with a common purpose of all or substantially all of the Company’s assets.

Where a series of transactions undertaken with a common purpose is deemed to be a Company Transaction, the date of such Company Transaction shall be the date on which the last of such transactions is consummated.

“Compensation Committee” means the Compensation Committee of the Board.

“Disability,” unless otherwise defined by the Committee or in the instrument evidencing the Award or in a written employment, services or other agreement between the Participant and the Company or a Related Company, means a mental or physical impairment of the Participant that is expected to result in death or that has lasted or is expected to last for a continuous period of 12 months or more and that causes the Participant to be unable to perform his or her material duties for the Company or a Related Company and to be engaged in any substantial gainful activity, in each case as determined by the Company’s chief human resources officer or other person performing that function or, in the case of directors and executive officers, the Compensation Committee, whose determination shall be conclusive and binding. Notwithstanding the foregoing, with respect to Incentive Stock Options, “Disability” shall have the meaning attributed to that term for purposes of Section 422 of the Code.

“Effective Date” has the meaning set forth in Section 19.

“Eligible Person” means any person eligible to receive an Award as set forth in Section 5.

“Entity” means any individual, entity or group (within the meaning of Section 13(d)(3) of the Exchange Act).

“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended from time to time.

“Fair Market Value” means the closing price for the Common Stock on any given date during regular session trading on the New York Stock Exchange, or if not trading on that date, such price on the last preceding date on which the Common Stock was traded, unless determined otherwise by the Committee using such methods or procedures as it may establish. In the absence of an established market for the Common Stock, Fair Market Value shall be determined in good faith by the Committee. Notwithstanding the preceding, for federal, state, and local income tax withholding and reporting purposes and for such other purposes as the Committee deems appropriate, Fair Market Value shall be determined by the Committee in accordance with uniform and nondiscriminatory standards adopted by it from time to time.

“Grant Date” means the later of (a) the date on which the Committee completes the corporate action authorizing the grant of an Award or such later date specified by the Committee and (b) the date on which all conditions precedent to an Award have been satisfied, provided that conditions to the exercisability or vesting of Awards shall not defer the Grant Date.

“Incentive Stock Option” means an Option granted with the intention that it qualify as an “incentive stock option” as that term is defined for purposes of Section 422 of the Code or any successor provision.

“Nonqualified Stock Option” means an Option other than an Incentive Stock Option.

“Option” means a right to purchase Common Stock granted under Section 7.

“Option Expiration Date” means the last day of the maximum term of an Option.

“Outstanding Company Common Stock” has the meaning set forth in the definition of “Change in Control.”

“Outstanding Company Voting Securities” has the meaning set forth in the definition of “Change in Control.”

“Parent Company” means a company or other entity which as a result of a Company Transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries.

A-16 | 2019 PROXY STATEMENT |

“Participant” means any Eligible Person to whom an Award is granted.

“Performance Award” means an Award of Performance Shares or Performance Units granted under Section 11.

“Performance Criteria” has the meaning set forth in Section 16.1.

“Performance Period” means the period of time during which the Performance Criteria must be met in order to determine the degree of payout and/or vesting with respect to an Award. The Compensation Committee may establish different Performance Periods for different Participants, and the Compensation Committee may establish concurrent or overlapping Performance Periods.

“Performance Share” means an Award of units denominated in shares of Common Stock granted under Section 11.1.

“Performance Unit” means an Award of units denominated in cash or property other than shares of Common Stock granted under Section 11.2.

“Plan” means Container Applications International, Inc. 2019 Incentive Plan, as amended from time to time.

“Prior Plan” has the definition set forth in Section 4.1.

“Related Company” means any entity that is directly or indirectly controlled by, in control of or under common control with the Company.

“Related Party Transaction” means a Company Transaction pursuant to which:

(a)	the Entities who are the beneficial owners of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Company Transaction will beneficially own, directly or indirectly, more than 50% of the outstanding shares of common stock, and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors of the Successor Company in substantially the same proportions as their ownership, immediately prior to such Company Transaction, of the Outstanding Company Common Stock and Outstanding Company Voting Securities;
(b)	no Entity (other than the Company, any employee benefit plan (or related trust) of the Company or a Related Company, the Successor Company or, if reference was made to equity ownership of any Parent Company for purposes of determining whether clause (a) above is satisfied in connection with the applicable Company Transaction, such Parent Company) will beneficially own, directly or indirectly, more than 50% of, respectively, the outstanding shares of common stock of the Successor Company or the combined voting power of the outstanding voting securities of the Successor Company entitled to vote generally in the election of directors unless such ownership resulted solely from ownership of securities of the Company prior to the Company Transaction; and
(c)	individuals who were members of the Incumbent Board will immediately after the consummation of the Company Transaction constitute at least a majority of the members of the board of directors of the Successor Company (or, if reference was made to equity ownership of any Parent Company for purposes of determining whether clause (a) above is satisfied in connection with the applicable Company Transaction, of the Parent Company).

“Restricted Stock” means an Award of shares of Common Stock granted under Section 10, the rights of ownership of which are subject to restrictions prescribed by the Committee.

“Retirement,” unless otherwise defined in the instrument evidencing the Award or in a written employment, services or other agreement between the Participant and the Company or a Related Company, means “Retirement” as defined for purposes of the Plan by the Committee or the Company’s chief human resources officer or other person performing that function or, if not so defined, means Termination of Service on or after the date the Participant reaches “normal retirement age,” as that term is defined in Section 411(a)(8) of the Code.

“Section 409A” means Section 409A of the Code, including any proposed and final regulations and other guidance issued thereunder by the Department of the Treasury and/or the Internal Revenue Service.

“Securities Act” means the U.S. Securities Act of 1933, as amended from time to time.

| 2019 PROXY STATEMENT | A-17

“Stock Appreciation Right” or “SAR” means a right granted under Section 9.1 to receive the excess of the Fair Market Value of a specified number of shares of Common Stock over the grant price.

“Stock Award” means an Award of shares of Common Stock granted under Section 10, the rights of ownership of which are not subject to restrictions prescribed by the Committee.

“Stock Unit” means an Award denominated in units of Common Stock granted under Section 10.

“Substitute Awards” means Awards granted or shares of Common Stock issued by the Company in substitution or exchange for awards previously granted by an Acquired Entity.

“Successor Company” means the surviving company, the successor company or Parent Company, as applicable, in connection with a Company Transaction.

“Termination of Service,” unless otherwise defined in the instrument evidencing the Award or in a written employment, services or other agreement between the Participant and the Company or a Related Company means a termination of employment or service relationship with the Company or a Related Company for any reason, whether voluntary or involuntary, including by reason of death, Disability or Retirement. Any question as to whether and when there has been a Termination of Service for the purposes of an Award and the cause of such Termination of Service shall be determined by the Company’s chief human resources officer or other person performing that function or, with respect to directors and executive officers subject to the reporting requirements of Section 16(a) of the Exchange Act, by the Compensation Committee, whose determination shall be conclusive and binding. Transfer of a Participant’s employment or service relationship between the Company and any Related Company shall not be considered a Termination of Service for purposes of an Award. Unless the Compensation Committee determines otherwise, a Termination of Service shall be deemed to occur if the Participant’s employment or service relationship is with an entity that has ceased to be a Related Company. A Participant’s change in status from an employee of the Company or a Related Company to a non-employee director, consultant, advisor, or independent contractor of the Company or a Related Company or a change in status from a non-employee director, consultant, advisor or independent contractor of the Company or a Related Company to an employee of the Company or a Related Company, shall not be considered a Termination of Service.

“Vesting Commencement Date” means the Grant Date or such other date selected by the Committee as the date from which an Award begins to vest.

A-18 | 2019 PROXY STATEMENT |

APPENDIX B

CAI INTERNATIONAL, INC.
2019 EMPLOYEE STOCK PURCHASE PLAN

SECTION 1. PURPOSE

The purposes of the Plan (a) are to provide employees of the Company and its Designated Companies with an opportunity to acquire an equity ownership interest in the Company and (b) to encourage employees to remain in the employ of the Company and its Designated Companies.

The Plan includes two components: (i) a Code Section 423 Component (the “423 Component”) and (ii) a non-Code Section 423 Component (the “Non-423 Component”). The Company intends that the 423 Component qualify as an “employee stock purchase plan” under Section 423 of the Code but makes no representation of such status nor undertaking to maintain such status. The provisions of the 423 Component will be construed so as to extend and limit Plan participation in a uniform and nondiscriminatory basis consistent with the requirements of Section 423 of the Code. The Non-423 Component is intended to apply to employees working for Designated Companies outside the United States and authorizes the grant of Options that are not intended to meet the requirements of Section 423 of the Code; provided, however, if necessary under Section 423 of the Code, the other terms and conditions of the Plan shall apply. Options granted to Eligible Employees under the Non-423 Component may be granted pursuant to rules, procedures or sub-plans designed to achieve tax, securities laws or other objectives for such Eligible Employees and the Company and its Designated Companies and to comply with applicable non-U.S. laws and regulations. Except as otherwise provided herein, the Non-423 Component will operate and be administered in the same manner as the 423 Component.

SECTION 2. DEFINITIONS

Certain capitalized terms used in the Plan have the meanings set forth in Appendix A.

SECTION 3. ADMINISTRATION

3.1	Administration by Committee

The Plan shall be administered by the Committee. The Committee shall have the authority to delegate duties to officers, directors or employees of the Company as it deems advisable to oversee the day-to-day administration of the Plan.

3.2	Authority of Committee
(a)	Subject to the provisions of the Plan and the limits of any delegated authority, the Committee shall have the full and exclusive discretionary authority (i) to construe and interpret the Plan and Options granted under it; (ii) to establish, amend, and revoke rules and regulations for administration and operation of the Plan (including, without limitation, the determination of Offering Periods, Purchase Periods and payment procedures, the requirement that shares of Common Stock be held for a minimum holding period and/or by a specified broker or other designated agent, and the establishment of an exchange ratio applicable to amounts withheld in a currency other than U.S. dollars); (iii) to determine all questions of eligibility, disputed claims and policy that may arise in the administration of the Plan; and (iv) to generally exercise such powers, perform such acts and make such determinations as the Committee deems necessary or expedient to administer and operate the Plan, including, but not limited to, designating from time to time which Subsidiaries and Affiliates of the Company shall be Designated Companies. The determinations of the Committee or any others to whom it has delegated authority to administer the Plan shall be final and conclusive and each action of the Committee or its designee shall be binding on all persons.
(b)	In exercising the powers described in the foregoing paragraph, the Committee may adopt special or different rules for the operation of the Plan including, but not limited to, rules which allow employees of any foreign Subsidiary or Affiliate to participate in, and enjoy the tax benefits offered by, the Plan; provided, however, that such rules shall not result in any Participants having different rights and privileges under the Plan in violation of Section 423 of the Code, if applicable, or otherwise cause the Plan to fail to satisfy the applicable requirements of Section 423 of the Code and the regulations thereunder.

| 2019 PROXY STATEMENT | B-1

SECTION 4. NUMBER OF SHARES

Subject to adjustment from time to time as provided in Section 10, the number of shares of Common Stock available for issuance under the Plan shall be 250,000 shares, subject to adjustment from time to time as provided in Section 10.

SECTION 5. OFFERINGS

5.1	Offering Periods
(a)	Except as otherwise set forth below, the Plan shall be implemented by a series of Offerings (each, an “Offering”) during which shares of Common Stock may be purchased by Participants. Offering Periods shall begin and end on the dates designated by the Committee; provided, that an Offering Period may not exceed five years; and provided, further, that if the Purchase Price may be less than 85% of the Fair Market Value of the Common Stock on the Purchase Date, the Offering Period may not exceed 27 months.
(b)	The Committee may designate separate Offerings under the Plan (the terms of which need not be identical, and which may be overlapping or consecutive) in which Eligible Employees of one or more Employers may participate, and the provisions of the Plan will separately apply to each Offering, including the limitations set forth in Section 5.1(a) regarding the maximum length of Offering Periods. An Offering Period may but need not be the same length as a Purchase Period, as determined by the Committee.
(c)	In the event the first or the last day of an Offering Period is not a regular business day, then the first day of the Offering Period shall be deemed to be the next regular business day and the last day of the Offering Period shall be deemed to be the last preceding regular business day.
5.2	Purchase Periods
(a)	Each Offering Period shall consist of one or more consecutive purchase periods (each, a “Purchase Period”). The last day of each Purchase Period shall be the purchase date (a “Purchase Date”) for such Purchase Period. Purchase Periods shall begin and end on the dates designated by the Committee.
(b)	In the event the first or the last day of a Purchase Period is not a regular business day, then the first day of the Purchase Period shall be deemed to be the next regular business day and the last day of the Purchase Period shall be deemed to be the last preceding regular business day.

SECTION 6. ENROLLMENT

6.1	Initial Enrollment
(a)	Each individual who is an Eligible Employee as of immediately prior to the Enrollment Date for the first Offering Period that commences after the Effective Date may enroll in the first Offering Period. Any Eligible Employee may enroll in the Plan for a subsequent Offering Period that commences after the Effective Date.
(b)	Subject to the provisions of Section 6.1(a), an Eligible Employee may enroll in an Offering Period by completing an enrollment election form, electronic or otherwise (an “Enrollment Agreement”), provided by the Company, or by a third party designated by the Company, and completing such other procedures as the Committee or its designee shall prescribe for enrollment. An Eligible Employee may only participate in an Offering Period to the extent that the Eligible Employee’s enrollment in the Plan is completed on or before the Cut-Off Date applicable to the Offering Period. Participation in the Plan is entirely voluntary.
6.2	Continuing Effectiveness of Enrollment Agreement; Enrollment Agreement Changes

Unless otherwise determined by the Committee, a Participant’s Enrollment Agreement and the designated rate of payroll deduction or contribution by a Participant shall continue for future Offering Periods unless the Participant changes or cancels, in accordance with procedures established by the Committee or its designee, the Participant’s enrollment election or the designated rate of payroll deduction or contribution prior to the Cut-Off Date with respect to a future Offering Period or elects to withdraw from the Plan in accordance with Section 9.1. Unless

B-2 | 2019 PROXY STATEMENT |

otherwise determined by the Committee for an Offering Period, a Participant may withdraw from the Plan in accordance with Section 9.1 but, while participating in an Offering Period, may not otherwise change the Participant’s rate of payroll deduction or contribution for such Offering Period.

6.3	Initial Eligibility During Offering Period; No Participation in Multiple Offering Periods

An employee who becomes eligible to participate in the Plan after an Offering Period has begun shall not be eligible to participate in that Offering Period, but may participate in any subsequent Offering Period, provided that such employee is still an Eligible Employee as of the commencement of any such subsequent Offering Period and completes the enrollment procedures set forth in this Section 6. Eligible Employees may not participate in more than one Offering at a time.

6.4	Non-U.S. Jurisdictions

Eligible Employees who are citizens or residents of a non-U.S. jurisdiction may be excluded from participation in the Plan or an Offering if the participation of such Eligible Employees is prohibited under the laws of the applicable jurisdiction or if complying with the laws of the applicable jurisdiction would cause the Plan or an Offering to violate Section 423 of the Code. In the case of the Non-423 Component, an Eligible Employee may be excluded from participation in the Plan or an Offering if the Committee has determined that participation of such Eligible Employee is not advisable or practicable.

SECTION 7. GRANT OF OPTIONS

7.1	Option Grant
(a)	Enrollment by an Eligible Employee in the Plan as of the first day of an Offering Period in accordance with the requirements of Section 6 will constitute the grant by the Company to such Participant of an Option on such date to purchase shares of Common Stock from the Company pursuant to the Plan.
(b)	Notwithstanding any other provision of the Plan to the contrary, no Eligible Employee shall be granted an Option under the Plan to the extent that, immediately after the grant, such Eligible Employee would own directly or indirectly, an aggregate of 5% or more of the total combined voting power or value of all classes of stock of the Company or any Parent or Subsidiary (and for purposes of this paragraph, the rules of Section 424(d) of the Code shall apply, and stock which the employee may purchase under outstanding options shall be treated as stock owned by the employee). In addition, no Eligible Employee shall be entitled to purchase stock under the Plan (and under all other employee stock purchase plans of the Company and any Parent or Subsidiary of the Company that are intended to meet the requirements of Section 423 of the Code) at a rate that exceeds $25,000 in fair market value of the stock (based on the Fair Market Value of the stock at the time such option is granted) for each calendar year in which any such option to purchase stock is outstanding at any time, as determined in accordance with Section 423 of the Code.
7.2	Share Purchase Limits

Notwithstanding any other provision of the Plan to the contrary, unless the Committee determines otherwise for a future Offering Period or Purchase Period, no Participant may purchase during a single Purchase Period more than 2,500 shares of Common Stock, subject to adjustment as provided in the Plan.

7.3	Adjustments to Contributions

The Company shall have the authority to take all necessary action, including, but not limited to, suspending the payroll deductions or contributions of any Participant, in order to ensure compliance with this Section 7. Any payroll deductions or contributions suspended as a result of the limits of this Section 7 shall automatically resume for Eligible Employees at the beginning of the earliest Purchase Period for which the foregoing limits will not be exceeded, provided that when the Company automatically resumes such payroll deductions or contributions, the Company shall apply the contribution rate in effect immediately prior to such suspension or in effect pursuant to an amended or new Enrollment Agreement that satisfies the requirements of Section 6.

| 2019 PROXY STATEMENT | B-3

SECTION 8. PURCHASE PRICE; PAYMENT

8.1	Purchase Price

The purchase price (“Purchase Price”) at which shares of Common Stock may be acquired in an Offering Period pursuant to the exercise of all or any portion of an Option granted under the Plan shall be 85% of the lesser of:

(a)	the Fair Market Value of the Common Stock on the first day of such Offering Period; and
(b)	the Fair Market Value of the Common Stock on the Purchase Date;

provided, however, that the Committee may change the Purchase Price to be anywhere from 85% to 100% of the Fair Market Value of a share of Common Stock on the first day of an Offering Period or the Purchase Date for a future Offering Period, subject to compliance with Section 423 of the Code as applicable.

8.2	Purchase of Shares
(a)	An Option held by a Participant that was granted under the Plan and that remains outstanding as of a Purchase Date shall be deemed to have been exercised on such Purchase Date for the number of whole shares of Common Stock (rounded down to the nearest whole share) that the funds accumulated in the Participant’s Account as of the Purchase Date will purchase at the applicable Purchase Price (but not in excess of the number of shares for which Options have been granted to the Participant pursuant to Section 7.2).
(b)	During the Purchase Period, shares of Common Stock that are to be acquired pursuant to the exercise of all or any portion of an Option shall be paid for by means of payroll deductions from a Participant’s Eligible Compensation or, if payroll deductions are not permitted under local law, through another means of contribution specified by the Committee pursuant to the Non-423 Component. Unless the Committee determines otherwise for a future Purchase Period, any payroll deductions must be in whole percentages comprising not less than 1% and not more than 15% of a Participant’s Eligible Compensation received on each applicable pay day during the Purchase Period. Payment amounts shall be credited on a bookkeeping basis to a Participant’s Account under the Plan. All payroll deductions or contributions received or held by the Company may be used by the Company for any purpose and the Company shall have no obligation to segregate such funds, except as may be required by local law. No interest shall accrue on payroll deductions or contributions by Participants, except as may be required by local law.
(c)	Any payroll deductions for a Participant shall commence on the first pay day following the first day of an Offering Period and shall end on the last pay day on or prior to the Purchase Date to which an Enrollment Agreement applies.
(d)	Notwithstanding any provision in the Plan to the contrary, the Committee may allow Eligible Employees to participate in the Plan via cash contributions instead of payroll deductions if (i) payroll deductions are not permitted under applicable local law, (ii) the Committee determines that cash contributions are permissible under Section 423 of the Code, or (iii) Participants are participating in the Non-423 Component.
8.3	Refund of Excess Amount

If, after a Participant’s exercise of an Option under Section 8.2, an amount remains credited to the Participant’s Account as of a Purchase Date (including as a result of the share purchase limit in Section 7.2), then the remaining amount shall be returned to the Participant, except that any amounts that are not sufficient to purchase a full share of Common Stock shall be retained in the Participant’s Account for the subsequent Purchase Period or Offering Period, subject to earlier withdrawal by the Participant as provided in Section 9.1.

8.4	Pro Rata Allocation

If the total number of shares for which Options are or could be exercised on any Purchase Date in accordance with this Section 8, when aggregated with all shares for which Options have been previously exercised under the Plan, exceeds the maximum number of shares reserved in Section 4, the Company may allocate the shares

B-4 | 2019 PROXY STATEMENT |

available for delivery and distribution in the ratio that the balance in each Participant’s Account bears to the aggregate balances of all Participants’ Accounts, and the remaining balance of the amount credited to the Account of each Participant under the Plan shall be returned to the Participant as promptly as possible.

8.5	Notice of Disposition

If a Participant or former Participant who is subject to United States federal income tax sells, transfers, or otherwise makes a disposition of shares of Common Stock purchased pursuant to an Option granted under the Plan within two years after the first day of the Offering Period during which the shares were purchased and one year after the Purchase Date, then such Participant or former Participant shall notify the Company or the Employer in writing of such sale, transfer or other disposition within ten days of the consummation of such sale, transfer, or other disposition, unless the Committee or its designee determines otherwise.

8.6	Minimum Holding Periods

The Committee may impose a minimum holding period on shares of Common Stock purchased pursuant to an Option granted under the Plan, pursuant to which a Participant’s right to transfer or otherwise dispose of such shares of Common Stock will be restricted for a specified period of time following the Purchase Date.

SECTION 9. WITHDRAWAL FROM THE PLAN, TERMINATION
OF EMPLOYMENT AND LEAVE OF ABSENCE

9.1	Withdrawal from the Plan

A Participant may withdraw all but not less than all of the funds accumulated in the Participant’s Account from the Plan during any Purchase Period by delivering a notice of withdrawal to the Company or the Employer (in a manner prescribed by the Committee or its designee) at any time up to but not including the fifteen days prior to the Purchase Date for such Purchase Period, or by such other time period in advance of the Purchase Date as the Committee or its designee may require. If notice of complete withdrawal from the Plan as described in the preceding sentence is timely received, the Participant will no longer be deemed a Participant in the Plan and the Company or the Employer will cease the Participant’s payroll withholding, or other contributions to the Plan, and all funds then accumulated in the Participant’s Account shall not be used to purchase shares of Common Stock, but shall instead be distributed to the Participant as soon as administratively feasible. An employee who has withdrawn from a Purchase Period may not return funds to the Company or the Employer during that or any other Purchase Period and require the Company or the Employer to apply those funds to the purchase of shares. Any Eligible Employee who has withdrawn from the Plan in accordance with this Section 9.1 may, however, choose to re-enroll in the Plan for a future Offering Period in accordance with Section 6. Unless otherwise determined by the Committee, during an Offering Period, a Participant may not otherwise change the rate of his or her contributions to the Plan.

9.2	Termination of Employment

Participation in the Plan terminates immediately on the date on which a Participant ceases to be employed by the Company or the Employer for any reason whatsoever or otherwise ceases to be an Eligible Employee. In the event of termination of employment, all funds then accumulated in the Participant’s Account shall not be used to purchase shares of Common Stock but shall instead be distributed to the Participant (or in case of the Participant’s death to his or her estate, beneficiary or heirs, as applicable) as soon as administratively feasible without interest, except as otherwise required by local law.

9.3	Leave of Absence

If a Participant takes a leave of absence, the Participant shall have the right, in accordance with procedures prescribed by the Committee, to elect to withdraw from the Plan in accordance with Section 9.1. The employment relationship will be treated as continuing intact while the individual is on sick leave or other leave of absence that the Employer approves or that is legally protected under applicable laws. If a leave of absence exceeds three months and the individual’s right to reemployment is not guaranteed by statute or contract, the employment relationship will be deemed to have terminated on the first day immediately following the end of the three-month period.

| 2019 PROXY STATEMENT | B-5

SECTION 10. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION,
DISSOLUTION, LIQUIDATION, MERGER OR ASSET SALE

10.1	Adjustments upon Changes in Capitalization

In the event, at any time or from time to time, a stock dividend, stock split, spin-off, combination or exchange of shares, recapitalization, merger, consolidation, statutory share exchange, distribution to shareholders other than a normal cash dividend, or other change in the Company’s corporate or capital structure results in (a) the outstanding shares of Common Stock, or any securities exchanged therefor or received in their place, being exchanged for a different number or kind of securities of the Company or of any other company or (b) new, different or additional securities of the Company or of any other company being received by the holders of shares of Common Stock, then the Committee shall make proportional adjustments in (i) the maximum number and kind of securities available for issuance under the Plan; (ii) the aggregate maximum number and kind of securities that may be issued with respect to any Purchase Period; and (iii) the number and kind of securities that are subject to any outstanding Option and the per share price of such securities. The determination by the Committee as to the terms of any of the foregoing adjustments shall be conclusive and binding.

10.2	Adjustment upon Dissolution, Liquidation, Merger or Asset Sale

Without limitation on the preceding provisions, in the event of any dissolution, liquidation, merger, consolidation, sale of all or substantially all of the Company’s outstanding securities, sale, lease, exchange or other transfer of all or substantially all of the Company’s assets, or any similar transaction as determined by the Committee in its sole discretion, the Committee may make such adjustments it deems appropriate to prevent dilution or enlargement of rights in the number and class of shares which may be delivered under Section 4, in the number, class of shares or price of shares available for purchase under the Plan and in the number of shares which a Participant is entitled to purchase and any other adjustments it deems appropriate. Without limiting the Committee’s authority under the Plan, in the event of any such transaction, the Committee may elect to have the Options hereunder assumed or such Options converted or substituted by a successor entity (or its Parent), to terminate all outstanding Options either prior to their expiration or upon completion of the purchase of shares on the next Purchase Date, to shorten the Offering Period by setting a new Purchase Date, or to take such other action deemed appropriate by the Committee.

10.3	No Limitations

The grant of Options will in no way affect the Company’s right to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merger, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assts.

SECTION 11. DESIGNATION OF BENEFICIARY

Each Participant under the Plan may, from time to time, designate a beneficiary or beneficiaries (who may be named contingently or successively) to whom the amount in his or her Account is to be paid in case of his or her death before he or she receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Company, and shall be effective only when filed by the Participant in writing with the Company during the Participant’s lifetime. In the absence of any such designation, any Account balance remaining unpaid at the Participant’s death shall be paid to the executor or administrator of the Participant’s estate.

SECTION 12. MISCELLANEOUS

12.1	Restrictions on Transfer

Options granted under the Plan to a Participant may not be exercised during the Participant’s lifetime other than by the Participant. Neither amounts credited to a Participant’s Account nor any rights with respect to the exercise of an Option or to receive shares of Common Stock under the Plan may be assigned, transferred, pledged, or otherwise disposed of in any way by the Participant other than by will or the laws of descent and distribution or by a beneficiary designation as permitted by Section 11. Any such attempted assignment, transfer, pledge, or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw from the Plan in accordance with Section 9.1.

B-6 | 2019 PROXY STATEMENT |

12.2	Administrative Assistance

If the Committee or its designee so elects, it may retain a brokerage firm, bank, or other financial institution to assist in the purchase of shares, delivery of reports, or other administrative aspects of the Plan. Unless the Committee determines otherwise, each Participant shall (unless prohibited by applicable law) be deemed upon enrollment in the Plan to have authorized the establishment of an account on his or her behalf at such institution. Shares purchased by a Participant under the Plan shall be held in such account in the Participant’s name, or if the Participant so indicates in the Enrollment Agreement, in the Participant’s name together with the name of his or her spouse in joint tenancy with right of survivorship or spousal community property, or in certain forms of trust approved by the Committee. The Company may require that shares be retained with a broker or agent for a designated period of time following purchase and/or may establish other procedures to permit tracking of disqualifying dispositions of such shares.

12.3	Treatment of Non-U.S. Participants

Participants who are employed by non-U.S. Designated Companies, who are paid in foreign currency, and who contribute foreign currency to the Plan through contributions or payroll deductions will have such contributions converted to U.S. dollars. The exchange rate and method for such conversion will be determined as prescribed by the Committee. In no event will any procedure implemented for dealing with exchange rate fluctuations that may occur during an Offering Period result in a purchase price below the Purchase Price permitted under the Plan. Each Participant shall bear the risk of any currency exchange fluctuations (if applicable) between the date on which any Participant contributions are converted to U.S. dollars and the following Purchase Date.

12.4	Tax Withholding

The Company or any Employer shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company or any member of the Employer, an amount sufficient to satisfy federal, state and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of participation by a Participant in the Plan.

12.5	Equal Rights and Privileges

With respect to the 423 Component, all Eligible Employees shall have equal rights and privileges with respect to the Plan so that the Plan qualifies as an “employee stock purchase plan” within the meaning of Section 423 or any successor provision of the Code and the related regulations. Notwithstanding the express terms of the Plan, any provision of the Plan that is inconsistent with Section 423 or any successor provision of the Code shall without further act or amendment by the Company or the Committee be reformed to comply with the requirements of Section 423 of the Code. This Section 12.5 shall take precedence over all other provisions in the Plan.

12.6	Choice of Law and Venue

The Plan, all Options granted thereunder and all determinations made and actions taken pursuant hereto, to the extent not otherwise governed by the laws of the United States, shall be governed by the laws of the State of California without giving effect to principles of conflicts of law. Participants irrevocably consent to the nonexclusive jurisdiction and venue of the state and federal courts located in the State of California.

12.7	Amendment, Suspension and Termination

The Plan shall have no fixed expiration date. The Board or the Compensation Committee may amend, suspend or terminate the Plan at any time; provided, however, that (a) the Plan may not be amended in a way that will cause Options issued under the Plan to fail to meet the applicable requirements of Section 423 of the Code; and (b) no amendment that would amend or modify the Plan in a manner requiring shareholder approval under Section 423 of the Code or the requirements of any securities exchange on which the shares are traded shall be effective unless such shareholder approval is obtained. No Options may be granted during any period of suspension of the Plan.

If the Plan is terminated, the Board or the Compensation Committee may elect to terminate all outstanding Options either prior to their expiration or upon completion of the purchase of shares on the next Purchase Date

| 2019 PROXY STATEMENT | B-7

or may elect to permit Options to expire in accordance with their terms (and participation to continue through such expiration dates). If the Options are terminated prior to expiration, all funds accumulated in Participants’ Accounts as of the date the Options are terminated shall be returned to the Participants as soon as administratively feasible.

12.8	No Right of Employment

Neither the grant nor the exercise of any rights to purchase shares under the Plan nor anything in the Plan shall impose upon the Company or any Employer any obligation to employ or continue to employ any employee or Participant or limit in any way the right of the Company or any Employer to terminate a Participant’s employment, with or without cause. The right of the Company or a member of the Employer to terminate any employee shall not be diminished or affected because any rights to purchase shares of Common Stock have been granted to such employee. The grant of an Option hereunder during any Offering Period shall not give a Participant any right to similar grants thereunder.

12.9	Rights as Shareholder

No Participant shall have any rights as shareholder with respect to shares of Common Stock acquired under the Plan unless and until such shares of Common Stock have been issued to the Participant (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). Until such shares are issued, a Participant will only have the rights of an unsecured creditor with respect to such shares.

12.10	Issuance of Shares
(a)	Notwithstanding any other provision of the Plan to the contrary, the Company shall have no obligation to issue or deliver any shares of Common Stock under the Plan or make any other distribution of benefits under the Plan unless, in the opinion of the Company’s counsel, such issuance, delivery or distribution would comply with all applicable laws (including, without limitation, the requirements of the Securities Act or the laws of any state or foreign jurisdiction) and the applicable requirements of any securities exchange or similar entity.
(b)	The Company shall be under no obligation to any Participant to register for offering or resale or to qualify for exemption under the Securities Act, or to register or qualify under the laws of any state or foreign jurisdiction, any shares of Common Stock, security or interest in a security paid or issued under, or created by, the Plan, or to continue in effect any such registrations or qualifications if made.
(c)	As a condition to the exercise of an Option, the Company may require (i) the Participant to represent and warrant at the time of any such exercise that such shares are being purchased only for the Participant’s own account and without any present intention to sell or distribute such shares and (ii) such other action or agreement by the Participant as may from time to time be necessary to comply with federal, state and foreign securities laws. At the option of the Company, a stop-transfer order against any such shares may be placed on the official stock books and records of the Company, and a legend indicating that such shares may not be pledged, sold or otherwise transferred, unless an opinion of counsel is provided (concurred in by counsel for the Company) stating that such transfer is not in violation of any applicable law or regulation, may be stamped on stock certificates to ensure exemption from registration.
12.11	Code Section 409A; Tax Qualification

The 423 Component of the Plan is intended to be exempt from the application of Section 409A of the Code and any ambiguities herein will be interpreted to so be exempt from Section 409A of the Code. In furtherance of the foregoing, and notwithstanding any other provision in the Plan to the contrary, if the Committee determines that an Option granted under the Plan may be subject to Section 409A of the Code or that any provision of the Plan would cause an Option under the Plan to be subject to Section 409A of the Code, the Committee may amend the terms of the Plan and/or of an outstanding Option, or take such other action the Committee determines is necessary or appropriate, in each case, without the Participant’s consent, to exempt any outstanding Option or future Option that may be granted under the Plan, or to allow any such Option to comply with Section 409A of the Code. Notwithstanding the foregoing, the Company shall have no liability to a Participant or any other party if an Option that is intended to be exempt from or compliant with Section 409A of the Code is not so exempt or

B-8 | 2019 PROXY STATEMENT |

compliant, or for any action taken by the Committee with respect thereto. The Company makes no representation that any Option to purchase Common Stock under the Plan is exempt from or compliant with Section 409A of the Code or otherwise qualifies for special tax treatment under the laws of the United Shares or jurisdictions outside the United States.

12.12	Condition for Participation

As a condition to participation in the Plan, Eligible Employees agree to be bound by the terms of the Plan (including, without limitation, the notification requirements of Section 8.5) and the determinations of the Committee.

12.13	Severability

If any provision of the Plan or any Option is determined to be invalid, illegal or unenforceable in any jurisdiction, or as to any person, or would disqualify the Plan or any Option under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or, if it cannot be so construed or deemed amended without, in the Committee’s determination, materially altering the intent of the Plan or the Option, such provision shall be stricken as to such jurisdiction, person or option, and the remainder of the Plan and any such Option shall remain in full force and effect.

SECTION 13. EFFECTIVE DATE

The Plan is effective as of the Effective Date.

| 2019 PROXY STATEMENT | B-9

APPENDIX A

DEFINITIONS

As used in the Plan,

“423 Component” has the meaning set forth in Section 1.

“Account” means a recordkeeping account maintained for a Participant to which the Participant’s payroll deductions or contributions, if applicable, shall be credited for the purchase of shares of Common Stock. No interest shall be paid on any contributions credited to such Account, unless required by local law.

“Affiliate” means any entity, other than a Subsidiary, in which the Company has a controlling equity or other ownership interest, in each case as determined by the Committee.

“Board” means the Board of Directors of the Company.

“Code” means the U.S. Internal Revenue Code of 1986, as amended. Any reference to a section of the Code will be deemed to include a reference to any regulations promulgated thereunder.

“Committee” means the Board and/or the Compensation Committee or any other committee (which committee need not be comprised of members of the Board) appointed by the Board or the Compensation Committee to administer the Plan.

“Common Stock” means the common stock, $0.0001 par value, of the Company.

“Company” means CAI International, Inc., a Delaware corporation.

“Compensation Committee” means the Compensation and Leadership Development Committee of the Board (or a subcommittee thereof of at least two members).

“Cut-Off Date” means the date established by the Committee or its designee from time to time by which Enrollment Agreements must be received to participate in an Offering Period.

“Designated Company” means any Subsidiary or Affiliate that has been designated by the Committee from time to time in its sole discretion as eligible to participate in the Plan. Only designated U.S. Subsidiaries may participate in the 423 Component (in addition to the Company). At any given time, a Subsidiary that is a Designated Company under the 423 Component shall not be a Designated Company under the Non-423 Component. A Designated Company shall cease to be a Designated Company on the earlier of (a) the date the Committee determines that such entity is no longer a Designated Company or (b) with respect to the 423 Component only, such Designated Company ceases for any reason to be a “subsidiary corporation” as defined in Sections 424(f) of the Code.

“Effective Date” means the date on which the Plan is approved by the Company’s stockholders.

“Eligible Compensation” means all base straight time gross earnings, cash bonuses, commissions and overtime, including such amounts of gross earnings that are deferred by an Eligible Employee (a) under a qualified cash or deferred arrangement described in Section 401(k) of the Code or (b) to a plan qualified under Section 125 of the Code. Eligible Compensation does not include severance pay, hiring and relocation bonuses, pay in lieu of vacation, sick leave, gain from stock option exercises and other equity compensation income, imputed income arising under any Company group insurance or benefit program or any other special payments. The Committee, in its discretion, may establish a different definition of Eligible Compensation for a future Offering Period.

“Eligible Employee” means an employee providing services to the Company or a Designated Company who is customarily employed for at least 20 hours per week and who has been continuously employed for at least 6 months.

The Committee, in its discretion, may determine from time to time, prior to the first day of an Offering Period (for each Option under the 423 Component, on a uniform and nondiscriminatory basis or as otherwise permitted by Treasury Regulation Section 1.423-2), that the definition of Eligible Employee shall be subject to alternative eligibility requirements, consistent with the eligibility requirements permitted under Section 423 of the Code. For purposes of the foregoing, alternative eligibility requirements may include or exclude an individual if he or she (a) has been employed less than two years; (b) is customarily employed 20 hours or less per week; (c) is not customarily employed more than five months in any calendar year; and (d) is a highly compensated employee,

B-10 | 2019 PROXY STATEMENT |

within the meaning of Section 414(q) of the Code, or subject to the disclosure requirements of Section 16(a) of the Exchange Act, each such eligibility requirement to be applied with respect to an Offering in a manner complying with Section 423 of the Code to the extent required.

“Employer” means the Company or any Designated Company by which an employee is employed.

“Enrollment Agreement” has the meaning set forth in Section 6.1.

“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended from time to time.

“Fair Market Value” means, as of any date, the closing sales price per share of Common Stock during regular session trading on that date on the principal exchange or market on which the Common Stock is then listed or admitted to trading or, if no sale is reported for that date, on the last preceding day for which a sale was reported, unless determined otherwise by the Committee with respect to a future Offering using such methods or procedures as it may establish.

“Non-423 Component” has the meaning set forth in Section 1.

“Offering” means an offer under the Plan of an Option that may be exercised during an Offering Period as further described in Section 5.

“Offering Period” means each period designated by the Committee as further described in Section 5.

“Option” means an option granted under the Plan to a Participant to purchase shares of Common Stock.

“Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.

“Participant” means an Eligible Employee who has enrolled in the Plan pursuant to Section 6 and who has not withdrawn from the Plan or otherwise terminated participation in the Plan.

“Plan” means the CAI International, Inc. 2019 Employee Stock Purchase Plan, as amended from time to time.

“Purchase Date” means the last day of a Purchase Period.

“Purchase Period” means each period designated by the Committee as further described in Section 5.

“Purchase Price” has the meaning set forth in Section 8.1.

“Securities Act” means the U.S. Securities Act of 1933, as amended from time to time.

“Subsidiary” means a corporation, domestic or foreign, whether now or hereafter existing, as defined in Section 424(f) of the Code.

| 2019 PROXY STATEMENT | B-11

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E75205-P21996

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

CAI INTERNATIONAL, INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Masaaki (John) Nishibori
02) David G. Remington
03) John H. Williford

The Board of Directors recommends you vote FOR proposals 2, 3, 4 and 5:

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

E75206-P21996

CAI INTERNATIONAL, INC.
2019 Annual Meeting of Stockholders
June 7, 2019, 10:00 AM Pacific Time
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Victor M. Garcia and Timothy B. Page, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of CAI International, Inc. that the stockholder(s) is/are entitled to vote at the 2019 Annual Meeting of Stockholders to be held at 10:00 AM Pacific Time, on June 7, 2019, at the offices of Perkins Coie LLP, 3150 Porter Drive, Palo Alto, California 94304, and any adjournment or postponement thereof.

The shares represented by this proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side